Exhibit 10.1

CONFIDENTIAL – EXECUTION VERSION

COLLABORATION AND LICENSE AGREEMENT

BY AND AMONG

LEGEND BIOTECH USA, INC.,

LEGEND BIOTECH IRELAND LIMITED

AND

JANSSEN BIOTECH, INC.

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

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ARTICLE V COMMERCIALIZATION		42

5.1	Global Commercialization Strategy	42
5.2	Commercialization in the U.S.	43
5.3	Commercialization in Janssen Territory	46
5.4	Commercialization in Greater China	48
5.5	General Commercialization Provisions	51

ARTICLE VI MANUFACTURE AND SUPPLY		52

6.1	Overview	52
6.2	Supply for U.S. and Janssen Territories	54
6.3	Greater China	63
6.4	No Liability for Failure to Supply	66
6.5	JMC Authority	66

ARTICLE VII FINANCIAL PROVISIONS		66

7.1	Upfront Payments	66
7.2	Milestone Payments	66
7.3	Shared Costs	70
7.4	Pre-Tax Profit or Loss	72
7.5	Third Party Intellectual Property	74
7.6	Audits	75
7.7	Tax Matters	76
7.8	Tax Returns	77
7.9	Currency Exchange	78
7.10	Late Payments	78

ARTICLE VIII INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS		78

8.1	Ownership of Inventions	78
8.2	Prosecution and Maintenance of Patent Rights Globally	79
8.3	Third Party Infringement	80
8.4	Patent Invalidity Claims	82
8.5	Claimed Infringement	83
8.6	Patent Term Extensions	83
8.7	Trademarks	83

ARTICLE IX CONFIDENTIALITY AND PUBLICITY		84

9.1	Non-Disclosure and Non-Use	84
9.2	Exceptions	85
9.3	Authorized Disclosure	85
9.4	Confidential Terms	86
9.5	Publicity	87
9.6	Prior Non-Disclosure Agreement	87
9.7	Equitable Relief	88
9.8	Publications	88

ARTICLE X REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS		89

10.1	Representations of Authority	89
10.2	Consents	89
10.3	No Conflict	89
10.4	Enforceability	89

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10.5	Additional Representations and Warranties of Legend	89
10.6	No Warranties	92
10.7	No Debarment or Exclusion	92
10.8	Compliance with Anti-Corruption Laws	92
10.9	Insurance	94

ARTICLE XI INDEMNIFICATION		95

11.1	General Indemnification by Legend	95
11.2	General Indemnification by Janssen	95
11.3	Product Liability Costs	95
11.4	Claims for General Indemnification	96
11.5	Conduct of Product Liability Claims	96

ARTICLE XII TERM AND TERMINATION		97

12.1	Term	97
12.2	Termination for Material Breach	97
12.3	Termination by Janssen Unilaterally	98
12.4	Effects of Termination or Expiration	98

ARTICLE XIII DISPUTE RESOLUTION		104

13.1	Exclusive Dispute Resolution Mechanism	104
13.2	Resolution by Executive Officers	104
13.3	Arbitration	104

ARTICLE XIV MISCELLANEOUS		106

14.1	Assignment; Successors	106
14.2	Legend Change of Control	107
Choice of Law		108
14.3	Notices	108
14.4	Severability	109
14.5	Force Majeure	109
14.6	Captions	109
14.7	Integration	109
14.8	Independent Contractors; No Agency	109
14.9	Submission to Jurisdiction	110
14.10	Execution in Counterparts; Facsimile Signatures	110
14.11	No Consequential or Punitive Damages	110
14.12	Performance by Affiliates	110
14.13	Construction	110

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COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is made and effective as of December 21, 2017 (the “Effective Date”) by and among Legend Biotech USA, Inc., a Delaware corporation (“Legend U.S.”), Legend Biotech Ireland Limited, an Irish entity (“Legend Ireland”; together with Legend U.S., “Legend”) and Janssen Biotech, Inc., a Pennsylvania corporation (“Janssen”).

INTRODUCTION

1. Legend is developing LCAR-B38M and controls certain patents, know-how and other rights related to Products based on LCAR-B38M;

2. Janssen has considerable knowledge and experience in developing and commercializing products in the oncology field throughout the world;

3. Legend and Janssen believe that a collaboration and license arrangement between the Parties regarding Products incorporating LCAR-B38M and potential [***] Products would be desirable;

4. Legend desires to establish itself as an international pharmaceutical company with capabilities in all major functional areas, and the Parties desire that the collaboration under this Agreement will help Legend gain experience and infrastructure in connection with manufacturing and commercializing, and, to a lesser degree for the Initial Product, developing the Products hereunder; and

5. Legend and Janssen therefore desire to provide for the development, manufacture and commercialization of Products in the Field on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Legend and Janssen hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 “Acquirer” means any Third Party that is an acquirer in any Change of Control transaction and any of such Third Party’s Affiliates.

1.2 “Action” means any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding of, to, from, by or before any Governmental Authority.

1.3 “Affiliate” means, with respect to a Person, any Person directly or indirectly controlling, controlled by, or under common control with, such first Person at the time the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means (i) in the case of a Person that is a corporate entity, direct or indirect ownership of 50% or more of the stock or shares having the right to vote for the election of directors of such Person and (ii) in the case of a Person that is an entity, but is not a corporate entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

1.4 “BCMA” means B-cell maturation antigen.

1.5 “Binding Domain” means the region of a CAR that binds to the antigen targeted by such CAR (or if such CAR is multivalent, binds to one of the epitopes targeted by such CAR), such region comprised of one or more CDRs, and most commonly consisting of CDRH1, CDRH2 and CDRH3.

1.6 “Blocking Third Party Patent Rights” means, with respect to any country, Patent Rights in such country Controlled by a Third Party that Cover a Product.

1.7 “Business Day” means a day on which banking institutions in New York, New York and Hong Kong are open for business.

1.8 “Calendar Quarter” means a quarter based on the Johnson & Johnson Universal Calendar for that quarter (a copy of which is attached hereto as Exhibit A).

1.9 “Calendar Year” means a year based on the Johnson & Johnson Universal Calendar for that year (a copy of which is attached hereto as Exhibit A).

1.10 “CAR” means a chimeric antigen receptor.

1.11 “CAR-T” means a T-Cell incorporating a CAR.

1.12 “CAR T-Cell Therapy” means a therapy comprising a T-Cell, whether or not autologous, that has been transfected or engineered (in vivo or ex vivo) to express a chimeric antigen receptor directed to an antigen.

1.13 “CDR” means the complementarity-determining region of an antigen binding region of an antibody as defined by the Kabat numbering scheme (Kabat et al., Sequences of Proteins of Immunological Interest (1991)).

1.14 “Change of Control” means, with respect to a Party (which with respect to Legend, shall include Legend U.S. and Legend Ireland):

(a) completion of a merger, reorganization, amalgamation, arrangement, share exchange, consolidation, tender or exchange offer, private purchase, business combination, recapitalization or other similar transaction involving such Party as a result of which either (i) the stockholders of such Party immediately preceding such transaction hold immediately following such transaction (when combined with the holdings of the Affiliates of such stockholders and such Party) less than 50% of the Beneficial Ownership (defined below) of the outstanding shares or less than 50% of the Beneficial Ownership of the outstanding voting power of the ultimate company or entity resulting from such transaction immediately after consummation thereof, or (ii) any single Third Party person or group of Third Parties (with “group” being defined within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect) acquires 50.1% or more of the Beneficial Ownership of the outstanding shares or 50.1% or more of the Beneficial Ownership of the voting power of the ultimate company or entity resulting from such transaction immediately after the consummation thereof;

(b) the direct or indirect acquisition in a single or series of related transactions (including by means of a tender offer or an exchange offer) by any Third Party person or Third Party Group of beneficial ownership (within the meaning of the U.S. Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect, it being understood that a pending transaction shall not result in a change in beneficial ownership until such transaction is consummated, “Beneficial Ownership”) of 50.1% or more of the outstanding voting power or outstanding shares of such Party, in each case on a fully diluted basis;

(c) the adoption of a plan relating to the liquidation or dissolution of such Party, other than in connection with a corporate reorganization (without limitation of clause (a), above);

(d) the sale or disposition to a Third Party of all or substantially all the assets of such Party (determined on a consolidated basis, with assets being valued at fair market value), including such Party’s assets related to the Products; or

(e) the sale or disposition to a Third Party of assets or businesses that generate 50.1% or more of the total revenue of such Party (determined on a consolidated basis), including such Party’s assets or business related to the Products;

provided, however, that the following transactions, and any security issuance in connection therewith, shall not constitute or be taken into account in determining whether a “Change of Control” has occurred: any distribution or transfer of securities or related rights (including a rights offering or exchange offer) of any Party or any of its Affiliates to the securityholders of such Party or its Affiliates;

[***]

1.15 “Clinical Study” means any study in which human subjects are dosed or treated with a drug, biological product, cell therapy or gene therapy, whether approved or investigational.

1.16 [***].

1.17 “CMC Development” means test method development and stability testing, process development, process validation, process scale-up, formulation development, delivery system development, quality assurance and quality control development, technology transfer and other related activities directed to establishing Manufacturing for a Product.

1.18 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

1.19 “Combination Product” means [***].

1.20 “Combination Regimen” means the administration of two or more drugs, biological products, cell therapies or gene therapies contemporaneously to a patient for the treatment, diagnosis or prophylaxis of any indication in the Field, including a Product and at least one other distinct drug, biological product, cell therapy or gene therapy that is not a Product, where such Product and other drug, biological product, cell therapy or gene therapy are packaged and sold separately. For clarity, the administration of a drug, biological product, cell therapy or gene therapy as an induction therapy prior to the administration of a Product (or vice versa), shall not be treated as a Combination Regimen.

1.21 “Commercialization” or “Commercialize” means marketing, promoting, detailing, distributing, importing, exporting, offering for sale or selling a product, including Medical Affairs Activities, regulatory activities directed to obtaining pricing and reimbursement approvals, price calculations and related reporting to Governmental Authorities, and interacting with Regulatory Authorities with respect to the foregoing. Commercialization shall not include any activities related to Development, CMC Development or Manufacturing.

1.22 “Commercialization Approval” means any and all Regulatory Licenses that are necessary to market and/or sell a drug, biological product, cell therapy or gene therapy in a country or jurisdiction for one or more uses, including any pricing and reimbursement approvals that are necessary to conduct a launch of such drug, biological product, cell therapy or gene therapy in such country or jurisdiction (even if such pricing and reimbursement approvals are not legally required to launch such drug, biological product, cell therapy or gene therapy in such country or jurisdiction). For purposes of illustration with respect to the Major European Countries, the following pricing and reimbursement approvals are examples of those that are necessary to conduct a launch of a drug, biological product, cell therapy or gene therapy: in France, publication of the reimbursed price level in the official journal and registration on a reimbursement list by or on behalf of Comité Economique des Produits de Santé or Haute Autorité de Santé (or a successor agency); in Italy, publication of reimbursement in the Government’s Official Gazette (by Agenzia Italiana del Farmaco or a successor agency); in Germany, execution of contract with the head association of sick funds (GKV-Spitzenverband, Gesetzlichen Krankenversicherung, or a successor agency); in Spain, authorization by La Comisión Interministerial de Precios de los Medicamentos or La Comisión Nacional para el Uso Racional de los Medicamentos (or a successor agency) for national patient access to reimbursement by or on behalf of a Governmental Authority; and in the United Kingdom, a recommendation by the National Institute for Health and Care Excellence (or a successor agency) to obtain mandatory funding to enable broad market access. For clarity, as of the Effective Date, no pricing or reimbursement approval as described above is required to launch a drug, biological product, cell therapy or gene therapy in the United States.

1.23 “Commercialization Budget” means the Global Commercialization Strategy Budget, U.S. Commercialization Budget, Greater China Commercialization Budget or Janssen Territory Commercialization Budget, as applicable.

1.24 “Commercialization Plan” means the Global Commercialization Strategy Plan, U.S. Commercialization Plan, Greater China Commercialization Plan or Janssen Territory Commercialization Plan, as applicable.

1.25 “Control” or “Controlled” means, with respect to any intellectual property right or other intangible property and subject to Section 14.2, the possession (whether by license or ownership, or by control over an Affiliate having possession by license or ownership) by a Party or its Affiliate of the ability to grant to the other Party access or a license or sublicense as provided herein without violating the terms of any agreement with any Third Party in existence as of the Effective Date or pursuant to which a Party first develop or acquired rights to such subject matter.

1.26 “Cooperative Group” means any cooperative group that is funded by the U.S. National Cancer Institute Clinical Trials Cooperative Group Program or any similar cooperative group in the U.S. or any country outside the U.S.

1.27 “Cover,” “Covering” or “Covered” means, with respect to a Product or with respect to technology, that, in the absence of a license granted under or ownership of a Valid Claim, the making, use, offering for sale, sale, or importation of such Product or the practice of such technology would or is reasonably likely to infringe such Valid Claim.

1.28 “Currency Hedge Rate” means [***].

1.29 “Data” means any and all research data, results, pharmacology data, preclinical data, clinical data (including investigator reports (both preliminary and final), statistical analysis, expert opinions and reports, safety and other electronic databases), in any and all forms, including files, reports, raw data, source data (including patient medical records and original patient report forms, but excluding patient-specific data to the extent required by applicable Laws) and the like, in each case directed to, or used in the Exploitation of any Product hereunder.

1.30 “Development” or “Develop” means:

(a) non-clinical and clinical research and drug development activities, including assay development, toxicology, pharmacology and other discovery efforts, data collection and management, statistical analysis and Clinical Studies (including post-approval commitments and post-marketing requirements mandated by or undertaken at the request of Governmental Authorities and IISs and Cooperative Group Studies that are designed to generate data to support Marketing Approval), but excluding CMC Development activities;

(b) regulatory activities relating to Clinical Studies;

(c) regulatory activities in support of obtaining and maintaining Commercialization Approval, including the preparation and submission of Drug Approval Applications, regulatory affairs, project management, drug safety surveillance and REMS programs as required by the FDA or other Regulatory Authorities;

(d) Early Access Programs; and

(e) Medical Affairs Studies.

1.31 “Development Costs” means FTE Costs and Out-of-Pocket Costs incurred by the Parties and their Affiliates in Developing the Products in the Field to the extent incurred in accordance with the GDP (including the Development Budget contained therein), including the following:

(a) all Out-of-Pocket Costs and FTE Costs incurred for activities specified in the GDP;

(b) the [***] Development activities under the GDP [***], which costs shall be determined based on [***] is otherwise agreed in advance by the Parties in writing; provided, however, if a [***] of a Party or Affiliate [***] (as provided in the GDP), on a [***] activities under the GDP [***], then the applicable portion of such [***] may be included in Development Costs;

(c) the Clinical Supply Costs of clinical supplies for activities set forth in the GDP, including those [***];

(d) Out-of-Pocket Costs that are fees incurred in connection with [***] with respect to Products in the Field in accordance with this Agreement;

(e) all Out-of-Pocket Costs and FTE Costs associated with [***], to the extent incurred with respect to Products, in accordance with this Agreement;

(f) Out-of-Pocket Costs and FTE Costs associated with [***] for Products in accordance with this Agreement;

(g) Out-of-Pocket Costs and FTE Costs associated with [***]; and

(h) any other Out-of-Pocket Costs and FTE Costs incurred that are expressly included in the Development Budget included in the GDP.

Development Costs shall exclude all of the payments set forth in Sections 7.1 and 7.2, all payments pursuant to Section 7.3 and [***], and costs attributable to [***]. It is understood that Development Costs shall also exclude [***].

1.32 “Diligent Efforts” means[***].

1.33 “Drug Approval Application” means (i) a Biologics License Application submitted to the FDA pursuant to Section 351(a) of the Public Health Service Act and the regulations promulgated thereunder, including all amendments and Supplemental Applications with respect thereto (“BLA”); (ii) an application for authorization to market and/or sell a biological product submitted to a Regulatory Authority in any country or jurisdiction other than the U.S., including all amendments with respect thereto, including, with respect to the European Union, a marketing authorization application filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in the European Economic Area with respect to the decentralized procedure, mutual recognition or any national approval procedure (“MAA”); or (iii) with respect to any biological product for which a BLA or MAA has been approved by the applicable Regulatory Authority, an application to supplement or amend such BLA or MAA to expand the approved label for such biological product to include use of such biological product for an additional indication (“Supplemental Application”).

1.34 “Drug Regulation Laws” means Laws regulating drugs, biological products, cell therapies and gene therapies, including the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et. seq., the Public Health Service Act and regulations issued by the FDA, each as in effect and as amended from time to time.

1.35 “Early Access Program” or “EAP” means any program to provide patients with a Product prior to receipt of Marketing Approval and prior to First Commercial Sale in the country in which the use of the Product is not primarily intended to obtain information about the safety or effectiveness of such Product, including Treatment INDs / Protocols, Named Patient Programs and Compassionate Use programs in other countries. For clarity, an EAP with respect to a Product may continue to be performed following receipt of Marketing Approval of such Product and costs may continue to be incurred in accordance with the performance of such EAP after Marketing Approval.

1.36 “EMA” means the European Medicines Agency or any successor agency thereto.

1.37 “Equivalent” means:

(a) with respect to a particular CAR (“Subject CAR”) and a given comparator CAR (“Reference CAR”), that the Subject CAR contains [***] in the Reference CAR; and

(b) with respect to a particular Product (“Subject Product”) and a given comparator Product (“Reference Product”), that the Subject Product [***] the Reference Product.

1.38 “European Union” or “EU” means the countries of the European Economic Area, as it is constituted on the Effective Date and as it may be expanded from time to time after the Effective Date. For clarity, any country that is a member of the EU as of the Effective Date, including the United Kingdom, shall be deemed within the EU for all purposes of this Agreement.

1.39 “Executive Officers” means [***].

1.40 “Exploitation” or “Exploit” means to make, have made, use, have used, import, export, sell, have sold or offer for sale and otherwise practice or exploit, including to conduct Development and CMC Development, to Manufacture, and to Commercialize.

1.41 “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.42 “Field” means all diagnostic, prophylactic and therapeutic uses in multiple myeloma.

1.43 “Financial Exhibit” means Exhibit B attached hereto, as the same may be amended from time to time by the Parties.

1.44 “First Commercial Sale” means, with respect to a Product in a country, the first commercial sale of such Product in the Field in such country. Sales for Clinical Study purposes, Early Access Programs or similar uses shall not constitute a First Commercial Sale. In addition, sales of a Product by and between a Party and its Affiliates, Licensees and Sublicensees, or between the Parties (or their respective Affiliates, Licensees or permitted Sublicensees) shall not constitute a First Commercial Sale.

1.45 “Force Majeure Event” means acts of God, fires, floods, pandemics, earthquakes, labor strikes, acts of war, terrorism or civil unrest.

1.46 “FTE” means a full time equivalent employee (i.e., one fully-committed or multiple partially-committed employees aggregating to one full-time employee) employed or contracted by a Party and assigned to perform specified work, with such commitment of time and effort to constitute one employee performing such work on a full-time basis, which for purposes hereof shall be [***].

1.47 “FTE Costs” means the product of: (a) that number of FTEs (proportionally, on a per FTE basis) used by a Party or its Affiliates in directly performing activities assigned to such Party [***], multiplied by (b) the applicable FTE Rate (as defined below), with such costs calculated on a pro-rated basis based on time spent performing the applicable activity. [***].

1.48 “FTE Rate” means [***].

1.49 “GAAP” means U.S. generally accepted accounting principles or in the case of Legend, International Financial Reporting Standards, in each case applied on a consistent basis. Unless otherwise defined or stated, financial terms shall be calculated by the accrual method under GAAP.

1.50 “Global Development Plan” or “GDP” means the plan for the Parties’ Development of the Products in the Field in the U.S., Greater China and Janssen Territory, including the Development Budget, Registration Plan and Development Budget Forecast, as amended from time to time in accordance with the terms of this Agreement. The initial GDP is attached hereto as Exhibit C.

1.51 “Global Commercialization Strategy Budget Benchmark Amount” means, with respect to each of the following Calendar Years, the following amounts (where “launch year” means the Calendar Year during which the Parties expect the First Commercial Sale of a Product to occur [***]):

[***]

1.52 “Good Clinical Practice” means the current standards for clinical trials for pharmaceuticals, as set forth in the applicable regulations and ICH guidance, including ICH E6, as amended from time to time, and such standards of good clinical practice as are required by the European Union and other organizations and governmental agencies in countries in which a Product is intended to be tested to the extent such standards are not less stringent than United States Good Clinical Practice.

1.53 “Good Laboratory Practice” means the current standards for laboratory activities for pharmaceuticals, as set forth in the FDA’s Good Laboratory Practice regulations at 21 C.F.R. Part 58 or the Good Laboratory Practice principles of the Organization for Economic Co-Operation and Development, as amended from time to time, and such standards of good laboratory practice as are required by the European Union and other organizations and governmental agencies in countries in which a Product is intended to be sold, to the extent such standards are not less stringent than United States Good Laboratory Practice.

1.54 “Good Manufacturing Practice” means the part of quality assurance which ensures that products are consistently produced and controlled in accordance with the quality standards appropriate to their intended use as defined in 21 C.F.R. Parts 210 and 211, European Directive 2003/94/EC, Eudralex 4, Annex 16, and applicable United States, European Union, Canadian and ICH Guidance and/or regulatory requirements for a product.

1.55 “Governmental Authority” means any U.S. federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.

1.56 “Government Health Care Programs” means the Medicare program (Title XVIII of the Social Security Act), the Medicaid program (Title XIX of the Social Security Act), TRICARE, the Federal Employee Health Benefits Program, and other foreign, federal, state and local governmental health care plans and programs.

1.57 “Government Order” means any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority.

1.58 “Greater China” means Mainland China, Hong Kong, Macau and Taiwan.

1.59 “Greater China Commercialization Budget Benchmark Amount” means, with respect to each of the following Calendar Years, the following amounts (where “launch year” means the Calendar Year during which the Parties expect the First Commercial Sale of a Product to occur in Greater China):

[***]

1.60 “Greater China-Specific Development Activity” means any Development activity for a Product that is intended to support Marketing Approval and Commercialization of such Product in Greater China and not in any other country.

1.61 “Greater China-Specific Development Costs” means any Development Costs incurred in performing a Greater China-Specific Development Activity, in each case that is not included in a Development Budget for the U.S. or Janssen Territory.

1.62 “Health Care Laws” means Laws relating to Government Health Care Programs, Private Health Care Plans, privacy and confidentiality of patient health information and human biological materials, including, in the United States, federal and state Laws pertaining to the federal Medicare and Medicaid programs (including the Medicaid rebate program); federal Laws pertaining to the Federal Employees Health Benefit Program, the TRICARE program and other Government Health Care Programs; federal and state Laws applicable to health care fraud and abuse, kickbacks, physician self-referral and false claims (including 42 U.S.C. § 1320a-7a, 42 U.S.C. § 1320a-7b, 42 U.S.C. § 1395nn and the federal Civil False Claims Act, 31 U.S.C. § 3729 et. seq.); the Health Insurance Portability and Accountability Act of 1996; and 45 C.F.R. Part 46, as well as similar Laws in the Janssen Territory, each as in effect and as amended from time to time.

1.63 “ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.64 “IND” means an Investigational New Drug Application filed with FDA or a similar application filed with an applicable Regulatory Authority outside of the United States such as a clinical trial application, a clinical trial notification or a clinical trial exemption, or any other equivalent or related regulatory submission, license or authorization.

1.65 “Initial Product” means any autologous T-Cell incorporating LCAR-B38M[***] together with the CAR T-Cell Therapy being developed by Legend as of the Effective Date using any such CAR-T.

1.66 “Janssen Intellectual Property” means Janssen Know-How and Janssen Patent Rights, collectively.

1.67 “Janssen Know-How” means any Know-How that is Controlled by Janssen or any of its Affiliates during the Term that relates to the Exploitation of a Product.

1.68 “Janssen Patent Rights” means any Patent Rights Controlled by Janssen or any of its Affiliates during the Term that relate to the Exploitation of a Product. [***]

1.69 “Janssen Territory” means the entire world and all countries, territories and possessions therein, excluding the U.S. and Greater China.

1.70 “Janssen Territory Commercialization Budget Benchmark Amount” means, with respect to each of the following Calendar Years, the following amounts (where “launch year” means the Calendar Year during which the Parties expect the First Commercial Sale of a Product to occur in any Major Market Country other than the U.S.):

[***]

1.71 “Joint Patent Rights” means Patent Rights in Joint Inventions.

1.72 “Know-How” means any information and materials, whether patentable or not, including ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, Data, inventions, discoveries, works of authorship, compounds and tangible materials, in each case to the extent not generally known or available to the public.

1.73 “Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any court, regulatory agency or other Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.74 “LCAR-B38M” means that certain CAR that binds to two specific epitopes on BCMA and is designated by Legend as “LCAR-B38M.”

1.75 “Legend Intellectual Property” means Legend Know-How and Legend Patent Rights, collectively.

1.76 “Legend Know-How” means any Know-How that is Controlled by Legend or any of its Affiliates during the Term that relates to the Exploitation of a Product.

1.77 “Legend Patent Rights” means any Patent Rights Controlled by Legend or any of its Affiliates during the Term that relate to the Exploitation of Products, including the Patent Rights set forth on Schedule 1.77. [***]

1.78 “Licensed CAR” means (a) LCAR-B38M and its Equivalents, [***].

1.79 “Licensee” means a Third Party to which a license or other right is granted under the Legend Intellectual Property, Janssen Intellectual Property or Joint Inventions to use, Develop, have Developed, make, have made, otherwise Manufacture, sell, offer to sell, have sold, import, or otherwise Commercialize or Exploit a Product in the Field, excluding any contractors working under the direction of a Party.

1.80 “Major European Countries” means [***].

1.81 “Major Market Countries” means the U.S., [***].

1.82 “Manufacturing” or “Manufacture” means activities directed to producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and storage of a product, including shipping from and to treatment sites (such as shipment of patient specimens after apheresis and delivery of the product to the treatment site).

1.83 “Marketing Approval” means approval of a Drug Approval Application by the applicable Regulatory Authority.

1.84 “Medical Affairs Activities” or “MAF Activities” means activities directed to interacting with physicians and other healthcare professionals who utilize or conduct research related to a drug, biological product, cell therapy or gene therapy, including: medical and scientific information; responding to external inquiries or complaints; pharmacovigilance activities; medical education; Health Economics and Outcomes Research (HECOR, HEMAR); speaker programs; advisory boards; grants, fellowships and sponsorships; drug safety; local country government affairs; deployment of field-based medical science liaisons (MSLs); MD’s in the field (separate from medical science liaisons); publications; medical communications; field medical education; registries; advocacy support; and slide libraries/kits, reprints and publication planning, but excluding activities directed toward the conduct or support of Medical Affairs Studies.

1.85 “Medical Affairs Study” means any of the following:

(a) any Clinical Study that is sponsored and conducted by a Cooperative Group as sponsor-investigator (a “Cooperative Group Study”) that is supported or enabled by a Party or one of its Affiliates;

(b) any Clinical Study that is sponsored and conducted by a Third Party as a sponsor-investigator, other than a Cooperative Group Study (an “Investigator Initiated Study” or “IIS”) that is supported or enabled by a Party or one of its Affiliates; or

(c) any Clinical Study that: (i) is sponsored and conducted by a Party or one of its Affiliates as a sponsor; (ii) is not intended for use as a basis for obtaining Marketing Approval (e.g., for a further indication, label expansion or otherwise); and (iii) is not being conducted as a commitment made to or a requirement imposed by a Regulatory Authority as a condition of, or in connection with obtaining or maintaining, a Marketing Approval (a “Post-Approval Commercialization Study”), including any Real World Evidence (RWE) study that is intended to support commercial efforts to secure and retain reimbursement.

1.86 “Modification” means with respect to a particular CAR (“Subject CAR”) and a given comparator CAR (“Reference CAR”), that the Subject CAR is a modification of the Reference CAR [***]. For clarification, an [***].

1.87 “Out-of-Pocket Costs” means amounts paid to Third Party vendors or contractors for services or materials provided by them directly in the performance of activities under the [***], to the extent such services or materials apply directly to the Product (or such amounts paid to Third Parties for other activities [***], but for which sharing of Out-of-Pocket Costs is otherwise specified in this Agreement). For clarity, Out-of-Pocket Costs do not include payments for the Parties’ or their Affiliates’ salaries or benefits, facilities, utilities, general office or facility supplies, insurance, information technology, capital expenditures or the like.

1.88 “Parties” means Legend and Janssen.

1.89 “Party” means either Legend or Janssen.

1.90 “Patent Costs” means all reasonable Out-of-Pocket Costs incurred by a Party or its Affiliate in preparing, filing, prosecuting, validating, extending or maintaining Patent Rights.

1.91 “Patent Rights” means all original (priority establishing) patent applications claiming one or more inventions filed anywhere in the world, including provisionals and nonprovisionals, and all related applications thereafter filed, including any continuations, continuations-in-part, divisions, or substitute applications, any patents issued or granted from any such patent applications, and any reissues, reexaminations, renewals or extensions (including by virtue of any supplementary protection certificates) of any such patents, and any confirmation patents or registration patents or patents of addition based on any such patents, and all foreign counterparts or equivalents of any of the foregoing.

1.92 “Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.

1.93 “Phase 1 Clinical Study” means, in reference to a clinical study of a Product, a trial conducted in the U.S. or Janssen Territory under the GDP, the principal purpose of which is preliminary determination of safety in patients, including (a) a Phase 1 study as defined in 21 C.F.R. § 312.21(a) or (b) a Phase 1 study as defined in the ICH E8 Guideline (or, in either case, any amended or successor regulation or guideline).

1.94 “Phase 2 Clinical Study” means a Clinical Study of a Product (a) with the endpoint of evaluating its effectiveness for a particular indication or indications, its short term tolerance and safety, as well as its pharmacokinetic and pharmacodynamic information in patients with the indications under study and is not intended to be pivotal to support Marketing Approval for the Product; or (b) that meets the definition in 21 C.F.R. §312.21(b) or any of its foreign equivalents.

1.95 “Phase 2/3 Clinical Study” means a Phase 2 Clinical Study involving a sufficient number of subjects that, prior to commencement of the trial or at any other defined point in the trial, satisfies both of the following ((a) and (b)):

(a) such trial is intended to (i) establish that the Product is safe and efficacious for its intended use, and (ii) generate such data as is necessary to define and determine warnings, precautions, and adverse reactions that are associated with the Product in the dosage range to be prescribed, which trial is intended to support Marketing Approval of such Product or a similar clinical study prescribed by the Regulatory Authority in the applicable country or jurisdiction; and

(b) such trial is or becomes a registration trial sufficient for filing a Drug Approval Application for such Product in the applicable country or jurisdiction, as evidenced by (i) an agreement with or statement from the Regulatory Authority in such country or jurisdiction, or (ii) other guidance or minutes issued by the Regulatory Authority in such country or jurisdiction, for such registration trial.

1.96 “Phase 3 Clinical Study” means a Clinical Study of the Product (a) on a sufficient number of patients, which trial (i) is designed to establish that the Product is safe and efficacious for its intended use, (ii) is designed to define warnings, precautions and adverse reactions that are associated with the Product in the dosage range to be prescribed, and (iii) is pivotal to support Marketing Approval for the Product; or (b) that meets the definition in 21 C.F.R. §312.21(c) or any of its foreign equivalents.

1.97 “Private Health Care Plans” means non-governmental Third Party health care payors and plans, including insurance companies, health maintenance organizations and other managed care organizations, Blue Cross and Blue Shield plans and self-funded employers.

1.98 “Product” means (a) a T-Cell incorporating LCAR-B38M or an Equivalent of LCAR-B38M, and any CAR T-Cell Therapy using any such CAR-T, including the Initial Product, [***].

1.99 “Product Liability Costs” means Out-of-Pocket Costs (including reasonable attorneys’ and experts’ fees and expenses paid to Third Parties), damages paid to Third Parties and other amounts paid in settlement to Third Parties, and FTE Costs associated with Third Party Products Liability Actions resulting from the Exploitation of the Products pursuant to this Agreement.

1.100 “Promotional Materials” means all written, printed, graphic, electronic, audio or video presentations of information, including journal advertisements, sales visual aids, formulary binders, reprints, direct mail, direct-to-consumer advertising, disease awareness materials, internet postings, broadcast advertisements and sales reminder aides (for example, note pads, pens and other such items, if appropriate), that, in each case, are permitted under applicable Law and intended for use or used by or on behalf of a Party or its Affiliates for promotion of a Product in the Field.

1.101 “Registration Study” means a Phase 2/3 Clinical Study or Phase 3 Clinical Study. For purposes of Section 7.2, if a Clinical Study becomes a Phase 2/3 Clinical Study after the dosing of the fifth (5th) patient, the applicable Milestone Event shall be deemed to occur on the date that the Party conducting such Clinical Study receives the evidence described in clause (b) of the definition of Phase 2/3 Clinical Study from the applicable Regulatory Authority or, if earlier, on filing of a Drug Approval Application based on the results of such Clinical Study.

1.102 “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the marketing and sale of a pharmaceutical product in a country, including FDA in the United States and EMA in the EU.

1.103 “Regulatory Documentation” means any documentation comprising or relating to or supporting any Regulatory License with respect to a drug, biological product, cell therapy or gene therapy, or its use or potential use in humans, including any documents or reports submitted to any Regulatory Authority and all supporting Data, including INDs, Drug Approval Applications and all correspondence with any Regulatory Authority with respect to any drug, biological product, cell therapy or gene therapy (including minutes of any meetings, telephone conferences or discussions with any Regulatory Authority).

1.104 “Regulatory License” means any approval (including a Marketing Approval), license (including an import license), registration or authorization from any Regulatory Authority that is required under applicable Law or reasonably necessary to Exploit a drug, biological product, cell therapy or gene therapy in any country or jurisdiction for one or more uses, and all amendments and supplements thereto.

1.105 “Right of Reference” shall have the meaning set forth in 21 C.F.R. §314.3(b) or equivalents thereto under applicable Law in countries or jurisdictions outside the U.S.

1.106 “Segregate” means, with respect to any given product or program, to use Diligent Efforts to segregate activities directed to the Exploitation of such product or program from activities directed to the Exploitation of Products under this Agreement[***].

1.107 “T-Cell” means any lymphocytes that have the ability to recognize specific peptide antigens presented by major histocompatibility complex antigens through the receptors on their cell surface.

1.108 “Third Party” means any Person other than a Party or any of its Affiliates.

1.109 “U.S.” means the United States of America and its territories and possessions.

1.110 “U.S. Commercialization Budget Benchmark Amount” means, with respect to each of the following Calendar Years, the following amounts (where “launch year” means the Calendar Year during which the Parties expect the First Commercial Sale of a Product to occur in the U.S.):

[***]

1.111 “Valid Claim” means a claim (i) of any issued, unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise or (ii) of any patent application that has not been cancelled, withdrawn or abandoned or has not been pending or filed more than [***].

1.112 Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
1974 Convention	14.4
Acquiring Party	3.6.4
[***]
Additional Development Events	7.2.2
Additional Milestone Events	7.2.2
Agreement	Preamble
Agreement Wind-Down Period	12.4.2(b)
Alliance Manager	2.11
Allowable Expenses	Financial Exhibit
Anti-Corruption Laws	10.8.1(a)
Assigning Party	4.6.3(e)
Bankruptcy Code	3.8
Biosimilar Application	8.3.2
BLA	1.33
Breaching Party	12.2
Charitable Contribution Costs	Financial Exhibit
[***]
China Manufacturing Facilities	6.3.1(a)
[***]
[***] Plan	5.4.3(b)
China Product Quality Agreement	6.3.4
China Product Supply Agreement	6.3.4
Claim	11.4.1
Claim Amount	11.4.1
Claim Basis	11.4.1
Clinical Supply Costs	6.1.3(e)
CMC Development Costs	6.1.3(a)
CMC Development Plan	6.1.3(a)
CMO	6.2.3(c)
COGS	7.2.2
Collaboration Activities	3.5.4
[***]
Collaboration Intellectual Property	3.5.4
Collaboration Losses	Financial Exhibit
Commercialization Approval Events	7.2.2
Commercial Supply Costs	6.2.3(c)(ii)
Committee Matters	2.8.2(a)
Committees	2.5
Comparator	6.1.3(e)
Competing BCMA CAR-T	3.6.5
Confidential Information	9.1
Cooperative Group Study	1.85
Cost Report	7.3.3
CPR	13.3.1
Designated China Equipment	6.3.1(c)
Designated Equipment	6.2.2(b)(v)
Detail or Detailing	Financial Exhibit
Development Budget	4.1.1(b)
Development Budgeted Period	4.1.1(b)
Development Budget Forecast	4.1.1(c)

Definition	Section
Development Reconciliation Procedures	7.3.3
Disbandment Notice	2.10
Disclosing Party	9.1
Dispute	13.1
Distribution Costs	Financial Exhibit
[***]
Effective Date	Preamble
[***]
[***]
[***]
EU Commercialization Approval Event	7.2.1
EU Regulatory Filing Event	7.2.1
[***]
[***]
Exclusivity Period	3.6.5
[***]
[***]
[***]
Ex-U.S. Territory Activities	7.8.2
Facilities	6.1.3(b)
Facilities Use Agreement	6.2.2(b)(vii)(1)
[***]
Filing Party	4.10.6
Finance Working Group	2.6.2
[***]
[***]
First Position Detail	Financial Exhibit
[***]
[***]
[***]
[***]
GCCC	2.4
Global Commercialization Strategy Budget	5.1.2
Global Commercialization Strategy Costs	Financial Exhibit
Global Commercialization Strategy Plan	5.1.1
Global CQAs	6.1.4
Global Publication Strategy	9.8.1
Global Product Specifications	6.1.4
Greater China Commercialization Budget	5.4.2
Greater China Commercialization Plan	5.4.2(a)
Greater China Pricing and Discounting Plan	5.4.6
Greater China Reconciliation Procedures	7.4.2
Greater China Regulatory Submissions	4.6.4
Group	1.14(a)
Health Care Reform Fees	Financial Exhibit
Incumbent Board	1.14(c)

Indemnified Party	11.4.1
Indemnifying Party	11.4.1
Independent Development Activities	4.3
Independent Safety Board	4.2.7(a)
Infringement	8.3
Infringement Action	8.3.1(b)
Infringement Claim	8.5
Initial Development Budget	4.1.2(b)
Initial Development Budget Forecast	4.1.2(c)
Initial GDP	4.1.2(a)
Initial Milestone Events	7.2.2
[***]
Initial Phase I Study
Invalidity Claim	8.4.1
Investigator Initiated Study or IIS	1.85
Ireland Upfront Payment	7.1
Janssen	Preamble
Janssen Indemnified Parties	11.1
Janssen Sole Inventions	8.1.1
Janssen Territory Commercialization
Budget	5.3.2(a)
Janssen Territory Commercialization
Plan	5.3.2(c)
Janssen Territory Pricing and
Discounting Plan	5.3.7
Janssen Territory Reconciliation
Procedures	7.4.3
JDC	2.2
JMC	2.5
Joint Inventions	8.1.2
JSC	2.1
Key Country	4.6.4(b)
Key Regulatory Submissions	4.6.4(b)
Launched Products	12.4.2(b)
Legend	Preamble
Legend Change of Control	14.2
Legend Indemnified Parties	11.2
Legend IDA Plan and Budget	4.3.7
Legend Representatives	5.3.3(b)
Legend Sole Inventions	8.1.1
Lentivirus Supply Price	6.2.3(e)
Losses	11.1
MAA	1.33
Manufacturing Plan	6.1.3(b)
Manufacturing Plan Costs	6.1.3(b)
Marketing Expenses	Financial Exhibit
Medical Affairs Expenses	Financial Exhibit
Milestone Event	7.2.1
Milestone Payment	7.2.1
Modified Facility Expiration Date	6.2.4(a)

Net Trade Sales	Financial Exhibit
[***]
Non-Acquiring Party	3.6.4
Non-Breaching Party	12.2
Non-Filing Party	4.10.6
[***]
Non-Specific Legend Patent Rights	8.3.1(a)
On-Going Clinical Study	12.4.2(a)
Opt-In Date	4.3.3
Opt-In Notice	4.10.3
Opt-In Period	4.10.3
Opt-In Right	4.10.3
[***]
Other Commercialization Costs	Financial Exhibit
Other Detail	Financial Exhibit
Other Income	Financial Exhibit
Partnership Audit Procedures	7.8.6
Patient Samples	4.9
Payee	7.7.1
Payor	7.7.1
PDE	5.2.3
Pharmacovigilance Agreement	4.8.1
[***]
Post-Approval Commercialization Study	1.85(c)
PPACA	Financial Exhibit
Product Quality Agreement	6.2.3(c)
Product Supply Agreement	6.2.3(c)
Product Trademarks	8.7.1
Product Trademark Costs	Financial Exhibit
[***]
Proposed Publications	9.8.2
Proposing Party	7.5.1
Proposing Party Notice	7.5.1
Public Official	10.8.4
Publishing Party	9.8.2
[***]
[***]
Recall Expenses	Financial Exhibit
Receiving Party	9.1
Reconciliation Procedures	7.4.3
[***]
Reference CAR	1.86
[***]
Region	12.3
Registration Plan	4.1.1(a)
[***]
Regulatory Maintenance Costs	Financial Exhibit
[***]

Reverted Know-How	12.4.1(d)
Reverted Products	12.4.1(e)
Reviewing Party	9.8.2
[***]
[***]
[***]
[***]
Second Position Detail	Financial Exhibit
Securities Authority	9.4.1
Securities Disclosure Obligations	9.4.1
Selling Costs	Financial Exhibit
Shared Patent Costs	8.2.3
Shared Product Liability Costs	11.3
Sole Inventions	8.1.1
Specified Change of Control	14.2.1
[***]
Subcommittee	2.6.1
Subcontract	4.2.5
Subcontractor	4.2.5
Subject CAR	1.86
[***]
Successful Technology Transfer	6.2.4(b)(i)
Supplemental Application	1.33
Supply Cost	Financial Exhibit
[***]
Target Bonus Compensation	Financial Exhibit
Tax or Taxes	7.7.5
Tax Representative	7.8.6(b)

Tax Return	7.7.5
Technology Transfer Plan	3.11
Term	12.1
[***]
[***]
Third Party Expenditures	6.1.3(e)
Third Party Intellectual Property	7.5
Third Party IP Costs	7.5.3
Third Party Products Liability Action	11.5.1
[***]
Unprocessed Cells Supply Price	6.2.3(d)
USCC	2.3
U.S. Commercialization Approval
Event	7.2.1
U.S. Commercialization Budget	5.2.2(c)
U.S. Commercialization Plan	5.2.2(a)
[***]
U.S. Pricing and Discounting Plan	5.2.6
U.S. Reconciliation Procedures	7.4.1
U.S. Regulatory Filing Event	7.2.1
U.S. Territory Partnership	7.8.1
U.S. Upfront Payment	7.1
Upfront Payment	7.1
Working Group	2.6.1
[***]
[***]

ARTICLE II

MANAGEMENT OF COLLABORATIVE ACTIVITIES

2.1 Joint Steering Committee. Within 10 days after the Effective Date, Legend and Janssen shall establish a joint steering committee (the “JSC”), comprised of senior executives of each Party or their respective Affiliates, to: (i) provide high-level oversight and make decisions with respect to the Parties’ Exploitation of the Products in the Field in the U.S., Greater China and Janssen Territory, to the extent provided in this Agreement; (ii) oversee the other Committees and resolve matters on which the Committees do not reach consensus in accordance with Section 2.8; and (iv) perform the other functions that are expressly delegated to the JSC in this Agreement.

2.2 Joint Development Committee. Within 10 days after the Effective Date, Legend and Janssen shall establish a joint development committee (the “JDC”), which shall report to the JSC and shall (i) oversee and make decisions with respect to the Parties’ Development of the Products in the Field in the U.S., Greater China and Janssen Territory pursuant to this Agreement, to the extent provided in ARTICLE IV, and (ii) perform the other functions that are expressly delegated to the JDC in this Agreement. The JDC shall include individuals from each Party with reasonable expertise in the areas of product development, clinical research and regulatory matters.

2.3 U.S. Commercialization Committee. [***] Legend and Janssen shall establish a U.S. commercialization committee (the “USCC”), which shall report to the JSC and shall (i) oversee and make decisions with respect to the Parties’ Commercialization of the Products in the Field in the U.S. pursuant to this Agreement, to the extent provided in ARTICLE V, and (ii) perform the other functions that are expressly delegated to the USCC in this Agreement. The USCC shall include individuals from each Party with reasonable expertise in the areas of finance, operations, sales and marketing. If this Agreement requires that any decision be made by the USCC before it is formed, such decision shall be made by the JSC.

2.4 Greater China Commercialization Committee. [***] Legend and Janssen shall establish a Greater China commercialization committee (the “GCCC”), which shall report to the JSC and shall (i) oversee and make decisions with respect to the Parties’ Commercialization of the Products in the Field in Greater China pursuant to this Agreement, to the extent provided in ARTICLE V, and (ii) perform the other functions that are expressly delegated to the GCCC in this Agreement. The GCCC shall include individuals from each Party with reasonable expertise in the areas of finance, operations, sales and marketing. If this Agreement requires that any decision be made by the GCCC before it is formed, such decision shall be made by the JSC.

2.5 Joint Manufacturing Committee. Within 10 days after the Effective Date, Legend and Janssen shall establish a joint manufacturing committee (the “JMC” and together with the JSC, JDC, GCCC and USCC, the “Committees”), which shall report to the JSC and shall (i) oversee and make decisions with respect to the Parties’ CMC Development and Manufacture of Products pursuant to this Agreement, to the extent provided in ARTICLE VI; and (ii) perform the other functions that are expressly delegated to the JMC in this Agreement. The JMC shall include individuals from each Party with reasonable expertise in the areas of CMC Development and Manufacturing.

2.6 Working Groups.

2.6.1 Formation. From time to time, the JSC, JDC, USCC, GCCC and JMC may establish various subcommittees (each, a “Subcommittee”) and working groups (each, a “Working Group”) to perform particular tasks and oversee particular projects or activities within the forming Committee’s authority. Each such Subcommittee shall operate in the same manner as the forming Committee, as described in Section 2.7, and each such Working Group shall be constituted and shall operate as the forming Committee determines, provided that no Subcommittee or Working Group shall have any decision-making authority, but shall instead make recommendations to the forming Committee with respect to such matters within its authority.

2.6.2 Finance Working Group. Within 30 days after the Effective Date, Legend and Janssen shall establish a joint Finance Working Group (the “Finance Working Group”), which shall report to the JDC with respect to financial matters relating to the Development of the Products in the Field, to the JMC with respect to the CMC Development or Manufacturing of the Products in the Field and to the USCC, GCCC or JSC, as applicable, with respect to financial matters relating to the Commercialization of the Products in the Field. The Finance Working Group shall (i) coordinate and conduct the budgeting, accounting, reporting, reconciliation and other financial activities set forth in this Agreement to the extent provided in this Agreement and (ii) perform the other functions that are expressly delegated to the Finance Working Group in this Agreement. The Finance Working Group shall include individuals from each Party with reasonable expertise in the areas of accounting, cost allocation, budgeting and financial reporting.

2.7 Decision-Making.

2.7.1 Working Group Actions and Decision-Making. The Working Groups shall make recommendations to the forming Committees and shall have no formal decision-making authority; provided, however, that the Finance Working Group shall have the authority to determine, approve or resolve those matters that it is expressly authorized to determine, approve or resolve pursuant to this Agreement. The Finance Working Group shall determine, approve or resolve matters within its authority by consensus, with the representatives of each Party collectively having one vote on behalf of such Party. If the Finance Working Group does not reach consensus on any matter within its authority within 30 days after the matter is first presented to the Finance Working Group, then either Party may refer such matter to the JSC, and such matter shall be resolved by the JSC. If the members of the JSC do not reach consensus with respect to such matter within 30 days after such matter is first presented to the JSC, [***]. For clarity, neither the Finance Working Group [***] shall have authority to: (1) amend this Agreement or a Party’s rights or obligations under this Agreement; (2) determine that either Party has fulfilled or breached a Party’s obligations under this Agreement, or make any determination as to the terms of this Agreement (including any interpretation thereof) or a Party’s rights or obligations hereunder; (3) make any decision that expressly requires Legend’s or Janssen’s approval or agreement or the approval or agreement of both Parties under this Agreement; (4) resolve any dispute regarding whether a Milestone Event has been achieved or the amount of any payments owed by one Party to the other Party under this Agreement; [***] or (5) resolve any dispute regarding whether a matter is a Committee Matter or subject to a Party’s final decision-making under this Agreement, or whether a matter is a Dispute hereunder. If the [***] is unable or not authorized to make a determination necessary to resolve a matter referred to it under this Section 2.8.1, the matter shall be determined by [***].

2.7.2 Committee Actions and Decision-Making.

(a) Each Committee shall only have authority to determine, approve or resolve matters that such Committee is expressly authorized to determine, approve or resolve under this Agreement (“Committee Matters”).    For clarity, no Committee shall have authority to: (1) amend this Agreement or a Party’s rights or obligations under this Agreement; (2) determine that either Party has fulfilled or breached a Party’s obligations under this Agreement; (3) make any decision that expressly requires Legend’s or Janssen’s approval or agreement or the approval or agreement of both Parties under this Agreement; (4) resolve any dispute regarding whether a Milestone Event has been achieved or the amount of any payments owed by one Party to the other Party under this Agreement; [***] or (5) resolve any dispute regarding whether a matter is a Committee Matter or subject to a Party’s final decision-making under this Agreement, or whether a matter is a Dispute hereunder. In conducting its activities, the JSC shall operate and make its decisions consistent with the terms of this Agreement.

(b) The Committees shall determine, approve or resolve Committee Matters by consensus, with the representatives of each Party collectively having one vote on behalf of such Party. If the JDC, USCC, GCCC or JMC does not reach consensus on any Committee Matter within its authority within 15 days after such matter is first presented to such Committee, either Party may refer such Committee Matter to the JSC for resolution. If the members of the JSC do not reach consensus, either with respect to any Committee Matter referred to it by the JDC, USCC, GCCC or JMC or with respect to any Committee Matter within the JSC’s authority, within 30 days after such Committee Matter is first presented to the JSC, then, unless this Agreement expressly provides otherwise, either Party may refer such Committee Matter to the Executive Officers for resolution. If the Executive Officers do not reach consensus on a Committee Matter within 15 days after such Committee Matter is referred to the Executive Officers, then such Committee Matter will be resolved as set forth in Section 2.8.3 or as otherwise expressly set forth in this Agreement.

2.7.3 Resolution of Certain Committee Matters.

(a) Development.

(i) Changes to Study in Current GDP. If a Party proposes a change to the protocol, design or timing of a Clinical Study in the current GDP and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(ii) Addition of a Clinical Study to GDP for an Indication Included in Current GDP. If a Party proposes an amendment to the GDP to add a Clinical Study of a Product for an indication that is already included in the GDP with respect to such Product and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(iii) Removal of a Clinical Study from the GDP. If a Party proposes an amendment to the GDP to remove a Clinical Study in accordance with Section 4.1.3(b) and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(iv) Addition of a New Indication to GDP.    If a Party proposes an amendment to the GDP to add a Clinical Study of a Product for an indication that is not already included in the GDP with respect to such Product in accordance with Section 4.1.3(b) and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(v) Changes to Development Budget. If a Party proposes an amendment to the existing Development Budget in accordance with Section 4.1.3(b) and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(vi) Initial Development Budget for a Calendar Year. If the JDC does not reach consensus on an initial Development Budget in accordance with Section 4.1.3(b) and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(vii) Changes to Registration Plan. If a Party proposes an amendment to the Registration Plan for a Major Market Country or Greater China in accordance with Section 4.1.3(b) and, after discussion by the JDC and escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

Allocation of Development Activities. If the JDC does not reach consensus on the determination of which Party will conduct an activity in the GDP in accordance with Section 4.2.2 and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(viii) Medical Affairs Studies. If the JDC does not reach consensus on any determination related to Medical Affairs Studies to be made in accordance with Section 4.2.2 and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(ix) Clinical Study Protocols. If the JDC does not reach consensus on whether to approve an initial or amended protocol or master informed consent form for a Clinical Study in the GDP proposed by the conducting Party in accordance with Section 4.2.4 and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(x) Regulatory Submissions and Regulatory Implementation. If the JDC does not reach consensus on whether to approve a Key Regulatory Submission in a Key Country or a Greater China Regulatory Submission, or with respect to a Committee Matter pertaining to implementing the Registration Plan for obtaining Regulatory Licenses for a Product in a Key Country or Greater China, and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(xi) Other Development Matters. Notwithstanding the foregoing, if the JDC does not reach consensus on a matter regarding Development activities (other than matters described in clause (v) or (vi) above or any other budget matter), and, after escalation to the JSC and Executive Officers, the Executive Officers do not reach consensus on such matter, [***].

(b) Commercial.

(i) Initial Commercialization Plans. If the JSC or, after escalation, the Executive Officers, do not reach consensus on a proposed initial Global Commercialization Strategy Plan, U.S. Commercialization Plan, Greater China Commercialization Plan or Janssen Territory Commercialization Plan (including the applicable Global Commercialization Strategy Budget, U.S. Commercialization Budget, Greater China Commercialization Budget and Janssen Territory Commercialization Budget) for a particular Calendar Year submitted to the JSC for approval in accordance with Section 5.1.1, 5.2.2, 5.3.2, or 5.4.2 as applicable, [***].

(ii) Changes to Commercialization Plans. If JSC, or after escalation the Executive Officers, do not reach consensus on a proposed amendment of the existing Global Commercialization Strategy Plan, U.S. Commercialization Plan, Greater China Commercialization Plan or Janssen Territory Commercialization Plan (including the applicable Global Commercialization Budget, U.S. Commercialization Budget, Greater China Commercialization Budget and Janssen Territory Commercialization Budget) submitted by a Party in accordance with Section 5.1, 5.2.2, 5.3.2 or 5.4.2, as applicable, [***].

(iii) Pricing and Discount Strategy. If the JSC, or after escalation the Executive Officers, do not reach consensus on whether to approve U.S. Pricing and Discounting Plan, Greater China Pricing and Discounting Plan or the Janssen Territory Pricing and Discounting Plan for the Products in the Field in the U.S., Greater China or Janssen Territory, as applicable in accordance with Section 5.2.6, 5.3.7 or 5.4.6, as applicable, [***].

(iv) Greater China [***]. If the JDC, or after escalation the JSC or Executive Officers, does not reach consensus on matters pertaining to the [***] Plan or the conduct of the [***] in accordance with Section 5.4.3(b) below [***].

(c) Manufacturing.

(i) If the JMC, or after escalation the JSC or Executive Officers, do not reach consensus on establishing or amending the Manufacturing Plan or any other Committee Matter pertaining to the Manufacture (other than CMC Development) of Product (including the selection or design of the Facilities to the extent that such matters are Committee Matters within the authority of the JMC under ARTICLE VI), [***].

(ii) Subject to Section 2.8.3(c)(i), if the JMC or JSC, or after escalation the Executive Officers, do not reach consensus with respect to a Committee Matter pertaining to the CMC Development of a Product or establishing or amending the CMC Development Plan, [***].

(iii) If the JMC or the JSC, or after escalation the Executive Officers, do not reach consensus with respect to the Global Product Specifications or Global Critical Quality Attributes for any Product, [***].

2.7.4 Other Matters. Unless otherwise expressly set forth in this Agreement, any other Committee Matter for which there is not consensus after escalation to the JSC and Executive Officers (including with respect to Development, CMC Development, Manufacturing or Commercialization matters not specifically addressed in Sections 2.8.2 or 2.8.3 above or elsewhere in this Agreement), [***].

2.7.5 Limitations on Final Decision-Making. Neither Party may exercise its final decision-making authority under Section 2.8.2 or 2.8.3 to: (a) substantially increase or modify the nature of the required effort of the other Party under the GDP, CMC Development Plan, Manufacturing Plan or a Commercialization Plan; (b) cause the other Party to violate applicable Law or regulatory requirements; or (c) cause the other Party’s activities to violate or not be in compliance with its own health care compliance policies and procedures of general application, consistently applied by such Party and its Affiliates, or any corporate integrity agreement to which such Party is subject.

[***]. If Section 2.8.3 or 2.8.4 provides that a Committee Matter will be resolved in accordance with this Section 2.8.6, then either Party may request that such Committee Matter be resolved using the following procedure and thereafter such Committee Matter shall be resolved by [***]:

(a) [***].

(b) [***].

(c) [***].

(d) [***].

(e) [***].

(f) [***].

2.8 Meetings of the Committees and Working Groups. The JSC shall hold meetings at such times as the JSC shall determine, and the JDC, USCC, GCCC and JMC shall hold meetings at such times as the applicable Committee determines, but in no event shall such meetings of each Committee be held less frequently than once every Calendar Quarter. Each Working Group shall hold meetings at such times as the Working Group agrees or as its forming Committee directs. Each Committee and Working Group may meet in person or by audio or video conference as the Parties may mutually agree or a Party may request, provided that each Committee meet in person at least once per Calendar Year. With respect to in-person meetings of the Committees and Working Groups, the representatives shall meet alternately at a location(s) designated by Janssen or Legend. Employees of the Parties and their Affiliates and, with the consent of the applicable Committee or Working Group, consultants and other Third Parties involved in the Exploitation of the Products may attend such meetings of the Committees or Working Groups as nonvoting observers. No action taken at a meeting of any Committee or Working Group shall be effective unless a representative of each Party is present or participating. Either Party may convene a meeting of a Committee or Working Group upon thirty (30) days prior notice, and neither Party shall unreasonably withhold attendance of at least one representative of such Party at any meeting of a Committee, Subcommittee or Working Group for which reasonable advance notice was provided.

2.9 Disbandment. Legend shall have the right to disband all Committees upon prior written notice to Janssen referencing this Section 2.10 (“Disbandment Notice”). Following Janssen’s receipt of a Disbandment Notice the Committees shall disband and thereafter (a) the Committees shall have no further rights or obligations under this Agreement, (b) all matters to be agreed upon or determined by a Committee will be agreed upon or determined by mutual agreement of the Parties, provided however that any deadlocks between the Parties with respect to such matters shall resolved in the same manner as under the Committees, including with respect to final decision-making authority and Committee Matter resolution and (c) any requirement of either Party to provide information or documents to a Committee or consult with a Committee shall be deemed a requirement to provide such information or document to or consult with the other Party.

2.10 Alliance Managers. Each Party shall designate one of its or its Affiliates’ employees to serve as such Party’s alliance manager for all of the activities contemplated under this Agreement (“Alliance Manager”). Such Alliance Managers will be responsible for the day-to-day coordination of the Parties’ activities under this Agreement and will serve to facilitate communication between the Parties. Each Party may change its designated Alliance Manager from time to time upon notice to the other Party.

2.11 Collaboration Activities. For clarity, all Development, CMC Development, Manufacture, and Commercialization of the Products for use in the Field shall be conducted in accordance with the GDP, CMC Development Plan, Manufacturing Plan and the applicable Commercialization Plan, and except as permitted as Independent Development Activities under Section 4.3 below, neither Party (nor its Affiliates) shall Develop, CMC Develop, Manufacture or Commercialize the Products outside or in a manner inconsistent with the GDP, CMC Development Plan, Manufacturing Plan or an applicable Commercialization Plan. Notwithstanding the foregoing, it is understood that Legend has independently initiated Clinical Studies and other Development and CMC Development of the Initial Product in Greater China prior to the Effective Date and the Parties agree that the following shall apply with respect to such activities: [***].

2.12 Membership of Committees, Subcommittees and Working Groups. Each Committee shall be composed of an equal number of representatives appointed by each Party. Each Committee shall be initially comprised of three representatives of each Party. Each Party shall have the right, but not be obligated, to appoint the same number of representatives to the Subcommittees and Working Groups as are appointed by the other Party; however, each Party shall have collectively one vote regardless of the number of representatives from each Party. Each Party’s representatives to the Committees, Subcommittees or Working Groups shall be employees or contractors of such Party or its Affiliates. Each Party may replace any Committee, Subcommittee or Working Group representatives at any time upon written notice to the other Party. The Committees and the various Subcommittees and Working Groups shall be co-chaired by one designated representative of each Party. The co-chairpersons of each Committee, Subcommittee and Working Group shall not have any greater authority than any other representative on the Committee, Subcommittee or Working Group. The co-chairpersons shall be responsible for (i) calling meetings; (ii) preparing and circulating an agenda in advance of each meeting, provided that the co-chairpersons shall include any agenda items proposed by either Party on such agenda; (iii) ensuring that all decision-making is carried out in accordance with the voting and dispute resolution mechanisms set forth in this Agreement; and (iv) preparing and issuing minutes of each meeting within 30 days thereafter.

ARTICLE III

LICENSE GRANTS

3.1 Legend Grant to Janssen. Subject to the terms and conditions of this Agreement, Legend grants to Janssen a co-exclusive (with Legend), non-royalty bearing, sublicensable (solely to the extent permitted under Section 3.3) license under the Legend Intellectual Property to make, have made, use, sell, offer for sale, import and otherwise Exploit Licensed CARs and Products for all uses in the U.S., Greater China and Janssen Territory.

3.2 Janssen Grant to Legend. Subject to the terms and conditions of this Agreement, Janssen grants to Legend a co-exclusive (with Janssen), non-royalty bearing, sublicensable (solely to the extent permitted under Section 3.3) license under the Janssen Intellectual Property to make, have made, use, sell, offer for sale, import and otherwise Exploit Licensed CARs and Products for all uses in the U.S., Greater China and Janssen Territory.

3.3 Sublicensing; Licensing. Each Party will have the right to sublicense the rights granted to it under Section 3.1 or 3.2, as applicable, without the consent of the other Party (a) to its Affiliates and (b) to consultants and contractors in performing on such Party’s behalf activities conducted in accordance with this Agreement.

3.4 Reciprocal Non-Exclusive Licenses for Disclosed Know-How. Subject to the terms of this Agreement and without limiting any other license granted under this Agreement:

3.4.1 To Janssen. Subject to obligations of confidentiality as provided under this Agreement, Legend hereby grants to Janssen a non-exclusive, irrevocable, royalty-free, perpetual license to use for all purposes any Legend Know-How disclosed to Janssen pursuant to this Agreement; provided, however, that (i) such license is not permission for Janssen to use the Know-How for an illegal purpose, (ii) such license shall not include the grant of any rights to Janssen for any exploitation of any Licensed CAR or Product and (iii) such license shall not include the right to practice any Patent Rights owned or Controlled by Legend. For the purposes of this license, Legend Know-How will not include the Know-How described in Schedule 3.4.1.

3.4.2 To Legend. Subject to obligations of confidentiality as provided under this Agreement, Janssen hereby grants to Legend a non-exclusive, irrevocable, royalty-free, perpetual license to use for all purposes any Janssen Know-How disclosed to Legend pursuant to this Agreement; provided, however, that (i) such license is not permission for Legend to use the Know-How for an illegal purpose, (ii) such license shall not include the grant of any rights to Legend for any exploitation of any Licensed CAR or Product and (iii) such license shall not include the right to practice any Patent Rights owned or Controlled by Janssen.

3.5 Reciprocal Non-Exclusive Licenses for Collaboration Intellectual Property. Subject to the terms of this Agreement and without limiting any other license granted under this Agreement:

3.5.1 To Janssen. Legend hereby grants to Janssen, and shall cause its Affiliates to grant to Janssen, a world-wide, non-exclusive, irrevocable, royalty-free, perpetual license, with the right to sublicense provided in Section 3.5.3, under Legend’s and its Affiliates’ interest in all Collaboration Intellectual Property for any and all applications and uses, whether inside or outside the Field; provided, however, that such license to Janssen shall not include the grant of any rights to Janssen for any Exploitation of any Licensed CAR or Product. During the Term, such license shall be subject to the licenses from Janssen to Legend set forth in Section 3.2. The license set forth in this Section shall not be construed as a limitation or exception to the covenants of Janssen set forth in Section 3.6, for so long as the applicable covenants remain in effect.

3.5.2 To Legend. Janssen hereby grants to Legend, and shall cause its Affiliates to grant to Legend, a world-wide, non-exclusive, irrevocable, royalty-free, perpetual license, with the right to sublicense provided in Section 3.5.3, under Janssen’s and its Affiliates’ interest in all Collaboration Intellectual Property for any and all applications and uses, whether inside or outside the Field; provided, however, that such license to Legend shall not include the grant of any rights to Legend for any Exploitation of any Licensed CAR or Product. During the Term, such license shall be subject to the licenses from Legend to Janssen set forth in Section 3.1. The license set forth in this Section shall not be construed as a limitation or exception to the covenants of Janssen set forth in Section 3.6, for so long as the applicable covenants remain in effect.

3.5.3 Sublicenses. The licenses granted in Sections 3.5.1 and 3.5.2 to each respective Party shall be sub-licensable to Affiliates and to Third Parties at any time.

3.5.4 Definition. As used herein, “Collaboration Intellectual Property” shall mean any and all Data and Know-How, and Patent Rights in and to any inventions, in each case that are made, generated or obtained by either Party (or both Parties) or their Affiliates, or the Subcontractors and other Third Party contractors of any of them (to the extent the applicable Data, Know-How or Patent Right is Controlled by the applicable Party or its Affiliate) in the course of performing activities in the Exploitation of Licensed CARs or Products under this Agreement (such activities collectively referred to as “Collaboration Activities”). For clarity, “Collaboration Intellectual Property” does not include Know-How, Data or Patent Rights (a) owned or Controlled by either Party (or their Affiliates) as of the Effective Date or (b) made, generated or obtained by either Party (or their Affiliates or Third Party contractors) outside of, and independently of, Developing, CMC Developing, Manufacturing, Commercializing or otherwise Exploiting a Licensed CAR or Product; provided, the foregoing shall not be construed to limit the inclusion, in accordance with Section 4.9 below, of Know-How or Patent Rights arising from use of the Patient Samples within the definition of Collaboration Intellectual Property.

3.6 Exclusivity.

3.6.1 Products.

(a) During the Term, neither Party nor any of its Affiliates shall Exploit directly or indirectly any Licensed CAR or Product, including performing on a patient any CAR T-Cell Therapy utilizing a Licensed CAR or Product, in the Field anywhere in the world, except to the extent specifically permitted pursuant to this Agreement. For clarity, subject to Section 12.4.1, this Agreement does not permit any Exploitation of a Licensed CAR other than in (or for incorporation in) a Product.

(b) During the Term, neither Party nor any of its Affiliates shall Exploit directly or indirectly any Licensed CAR or Product, including performing on a patient any CAR T-Cell Therapy utilizing a Licensed CAR or Product, outside the Field anywhere in the world.

(c) [***].

3.6.2 Janssen. During the Exclusivity Period, neither Janssen nor any of its Affiliates shall (a) conduct human clinical Development with respect to, conduct CMC Development or Manufacture for commercial purposes, or Commercialize within the Field, directly or indirectly anywhere in the world, any Competing BCMA CAR-T except to the extent specifically permitted pursuant to this Agreement; or (b) subject to the exceptions set forth on Schedule 3.6.2, collaborate with, license or otherwise authorize or grant any rights to any Third Party to conduct any of the activities described in clause (a) of this Section 3.6.2. It is understood that this Section 3.6.2 shall not limit any activities outside the Field.

3.6.3 Legend. During the Exclusivity Period, neither Legend nor any of its Affiliates shall (a) conduct human clinical Development with respect to, conduct CMC Development or Manufacture for commercial purposes, or Commercialize within the Field, directly or indirectly anywhere in the world, any Competing BCMA CAR-T except to the extent specifically permitted pursuant to this Agreement; or (b) collaborate with, license or otherwise authorize or grant any rights to any Third Party to conduct any of the activities described in clause (a) of this Section 3.6.3. It is understood that this Section 3.6.3 shall not limit any activities outside the Field.

3.6.4 Acquisition of Certain Agents or Products(i) . In the event that either Party or any of its Affiliates acquires rights to any Competing BCMA CAR-T as the result of a merger, acquisition, combination, in-license or similar transaction with, of or by a Third Party, and as of the date of consummation of such transaction, there is ongoing Exploitation of such Competing BCMA CAR-T that is prohibited under Section 3.6.2 or 3.6.3 (taking into account Section 14.2 below), then the Party who acquired (or whose Affiliate acquired) such rights to such Competing BCMA CAR-T (“Acquiring Party”) shall, [***].

[***].

3.6.5 Certain Definitions. For purposes of this Agreement:

(a) “Competing BCMA CAR-T” means any CAR-T incorporating a CAR that binds to BCMA, and any CAR T-Cell Therapy using any such CAR-T, other than a Product.

(b) “Exclusivity Period” means the period beginning on the Effective Date and ending on the earliest of (x) [***] anniversary of the Effective Date, (y) the date notice of termination of this Agreement is given pursuant to Section 12.3, or (z) the expiration of this Agreement; provided however, that in the event [***], the date referenced in clause (x) shall be the twentieth (20th) anniversary instead of the [***] anniversary of the Effective Date.

3.7 [***].

3.8 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement, including Section 3.1 hereof, are rights to “intellectual property” (as defined in Section 101(35A) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”)). Legend and Janssen hereby acknowledge, on behalf of themselves and their respective Affiliates, that (i) copies of research data, (ii) laboratory samples, (iii) product samples and inventory, (iv) formulas, (v) laboratory notes and notebooks, (vi) all Data and results related to Clinical Studies, (vii) Regulatory Documentation and Regulatory Licenses, (viii) rights of reference in respect of Regulatory Documentation and Regulatory Licenses, (ix) pre-clinical research data and results, and (x) marketing, advertising and promotional materials, in each case ((i) through (x)), relating to the Licensed CARs or Products, constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code. Each of Legend and Janssen agree not to, and to cause their respective Affiliates not to, interfere with the other Party’s or its Affiliate’s exercise of rights and licenses to intellectual property licensed hereunder and embodiments thereof in accordance with this Agreement and agree to use Diligent Efforts to assist the other Party or its Affiliate to obtain such intellectual property and embodiments thereof in the possession or control of Third Parties as reasonably necessary for the other Party or its Affiliate to exercise such rights and licenses in accordance with this Agreement, subject to the covenants set forth in Sections 3.6.1(a) (solely with respect to a Licensed CAR and Equivalents of a Product) and Section 3.6.1(b), which for clarity shall continue to apply after any bankruptcy and shall attach to and run with any rights or licenses Janssen or its Affiliates obtains to such intellectual property pursuant to the Bankruptcy Code. It shall be deemed for purposes of the Bankruptcy Code, including Bankruptcy Code Sections 1502 and 1517, that the “center of main interests” of Legend U.S. is in the United States and the center of main interests of Legend U.S. shall remain deemed to be in the United States. Legend further acknowledges, agrees and covenants it is intended that Bankruptcy Code Section 365(n) shall apply in any proceeding under Chapter 15 of the Bankruptcy Code involving Legend Ireland and that, in any such proceeding, it is intended Janssen shall be entitled to make the election and exercise the rights described in Section 365(n).

3.9 Joint Patent Rights. Subject to the covenants set forth in Section 3.6, and to the extent not already granted herein, each Party hereby grants, and shall cause its Affiliates to grant, to the other Party a worldwide, non-exclusive, royalty-free, fully paid up, freely sublicensable right and license to exploit the Joint Patent Rights in any manner without obtaining the consent of or compensating or accounting to the other Party (or its Affiliates).

3.10 No Other Rights. No rights, other than those expressly set forth in this Agreement are granted to either Party hereunder, and no additional rights shall be deemed granted to either Party by implication, estoppel or otherwise, with respect to any intellectual property rights. All rights not expressly granted by either Party or its Affiliates to the other hereunder are reserved.

3.11 Technical Assistance. During the Term, Legend shall reasonably cooperate with Janssen to provide all technical assistance, and to transfer to Janssen any Know-How licensed to Janssen under Section 3.1, reasonably requested by Janssen to facilitate the transfer of Development and Manufacturing efforts reasonably necessary for the Development, CMC Development or Manufacture of the Initial Product for the Field pursuant to a technology transfer plan established by the JDC after the Effective Date (“Technology Transfer Plan”) and from the Effective Date until the establishment of such Technology Transfer Plan use Diligent Efforts to do so. Such cooperation will include providing Janssen with reasonable access by teleconference or in-person at Legend’s facilities to any Legend personnel involved in the Development, CMC Development and Manufacturing of the Products to provide Janssen with a reasonable level of technical assistance and consultation in connection with the transfer of such Know-How as described in the Technology Transfer Plan. [***]

ARTICLE IV

DEVELOPMENT

4.1 GDP and Development Budget.

4.1.1 Contents.

(a) The GDP shall be prepared in reasonable detail and shall include, with respect to each Product and each indication included therein, all Development activities that are reasonably necessary to support Marketing Approval and Commercialization of such Product for such indication in the U.S., Janssen Territory and Greater China, including (i) non-clinical development activities and Clinical Studies (which may include IISs and Cooperative Group Studies) designed to generate all data necessary to obtain or maintain Marketing Approval, including post-approval commitments and post-marketing requirements mandated by or undertaken at the request of Governmental Authorities, (ii) a plan for preparing and submitting Drug Approval Applications, and obtaining and maintaining Marketing

Approvals, in the U.S., Janssen Territory and Greater China (the “Registration Plan”), (iii) Early Access Programs, if applicable and (iv) Medical Affairs Studies. The GDP shall allocate responsibility between the Parties for the conduct of each Development activity included in the GDP. The GDP shall also include general study design parameters, specific staffing requirements and the funding budget for each stage of clinical development for each indication in the GDP, and shall be consistent with the terms of this Agreement.

(b) The GDP shall also include a budget for Development Costs to be incurred by the Parties in conducting the Development activities for the Products in the Field for the U.S., Greater China and Janssen Territory in the GDP that are scheduled to be commenced or conducted during the Calendar Year following the time the GDP is to be approved under Section 4.1.3(a) below and the succeeding Calendar Year (the “Development Budgeted Period”), [***] as determined by the JDC in conjunction with the Finance Working Group (with respect to such Calendar Years, the “Development Budget”). Each Development Budget shall also include [***] Development Costs for the Calendar Year after the Development Budgeted Period and an annual amount for Medical Affairs Studies designed to generate additional data to support pricing and reimbursement approvals and Commercialization efforts in the U.S., Greater China and Janssen Territory during the Development Budgeted Period, which amounts shall be [***] unless otherwise approved by the JSC (without escalation or resolution pursuant to Section 2.8.2 or Section 2.8.3). [***]

(c) In addition to the Development Budget, the GDP shall include a high-level forecast of the aggregate amount of the Development Budget for each Calendar Year [***] (the “Development Budget Forecast”).

4.1.2 Initial GDP.

(a) Notwithstanding Section 4.1.1, the initial GDP attached to this Agreement as Exhibit C (“Initial GDP”) includes all Clinical Studies that, as of the Effective Date, the Parties believe are reasonably necessary to support Marketing Approval of a Product for the indications contemplated by the GDP in the Major Market Countries. For clarity, each Clinical Study described in the Initial GDP is a Clinical Study of the Initial Product for the Field. Promptly following the Effective Date, the JDC will prepare and the JSC shall approve a comprehensive GDP that includes all Development activities that are reasonably necessary to support Marketing Approval and Commercialization of such Product for each indication in the Initial GDP in the U.S., Janssen Territory and Greater China. Unless otherwise agreed by the Parties, such comprehensive GDP shall be consistent with the Initial GDP.

(b) Notwithstanding Section 4.1.1, the Initial GDP includes an initial Development Budget (“Initial Development Budget”) for Calendar Years [***]. Promptly following the Effective Date, the JDC will prepare and the JSC shall approve a comprehensive Development Budget [***] in connection with the preparation of the comprehensive GDP pursuant to Section 4.1.2(a). Such comprehensive Development Budget for each such Calendar Year shall be consistent with the Initial Development Budget for the applicable Calendar Year [***]. [***]

(c) The initial GDP includes the initial Development Budget Forecast [***] (the “Initial Development Budget Forecast”). Promptly following the Effective Date, the JDC will prepare and the JSC shall approve a comprehensive Development Budget Forecast [***] in connection with the preparation of the comprehensive GDP pursuant to Section 4.1.2(a) and Development Budget pursuant to Section 4.1.2(b). Such Development Budget Forecast shall be consistent with the Initial Development Budget Forecast [***].

(d) The initial GDP includes [***] of the Initial Product to be conducted in [***]. [***] as soon as possible after the following criteria have been satisfied:

(i) [***] the Initial Product has been [***]; and

(ii) the Parties have received guidance from [***].

4.1.3 Updates and Amendments to the GDP.

(a) The JDC shall review and update the GDP annually. Concurrently with the annual update of the GDP, the JDC shall prepare an updated Development Budget [***] and shall also prepare an updated Development Budget Forecast. The JDC shall submit all such updates to the JSC for review and approval, such that JSC preliminary approval would occur no later than [***]. Upon the JSC’s preliminary approval, such updates shall be submitted to each Party [***], at which time any updates shall be appended to the GDP.

(b) Either Party may submit other proposed updates and amendments to the GDP to the JDC. The JDC shall reasonably consider such proposed updates and amendments, and may also independently develop proposed updates and amendments. Any such proposed updates and amendments that are reviewed or developed by the JDC shall be submitted to the JSC for review and approval; provided, however, that [***] shall not be subject to JSC approval. For clarity, [***].

(c) If the JSC approves an update or amendment to the GDP (including any corresponding update or amendment to the Development Budget), the GDP (including the Development Budget) shall be deemed to be amended accordingly on the date of such approval. If the JSC does not approve an update or amendment to the GDP within 30 days after such update or amendment is submitted to the JSC for approval, the approval of such update or amendment shall be a Committee Matter subject to resolution in accordance with Section 2.8 and the then-current GDP shall continue to apply (and if such matter is still not resolved by the end of the period covered by the then-current GDP, then during the next succeeding year the non-binding forecast shall be deemed the Development Budget in the GDP) until such Committee Matter is resolved.

4.2 Conduct of Development Activities.

4.2.1 Clinical Studies with other Product. Before any Clinical Study of a Product involving another product of a Party (i.e., other than a Product) is conducted under the GDP or as an Independent Development Activity, whether as part of a Combination Regimen or otherwise (i.e. as a comparator or as an induction therapy), the JDC’s approval of such Clinical Study is required. For clarity, the Clinical Studies included in the Initial GDP (as such Clinical Studies may be modified or amended in accordance with this Agreement following the Effective Date) are deemed to have been approved by the JDC for purposes of this Section 4.2.1. [***] pursuant to this Agreement without [***]. Legend acknowledges that [***].

4.2.2 Allocation of Development Activities.

(a) The JDC shall allocate responsibility between the Parties for the conduct of Development activities included in the GDP in accordance with this Section 4.2.2, and shall set forth such allocation in the GDP. Unless otherwise agreed by Janssen in accordance with Section 4.2.2(c), and subject to Section 4.2.2(b): (i) Janssen shall conduct all Clinical Studies of the Initial Product under the GDP [***].

(b) With respect to any Clinical Study conducted by Janssen under the GDP, Legend shall have a right to [***] such Clinical Study as follows: (i) during the [***] of such Clinical Study[***] and (ii) for [***] of such Clinical Study [***]. Such individuals shall have appropriate clinical development qualifications [***], and such individuals’ activities shall be [***]. [***]. The JDC will have authority over performance issues of such Legend [***]. Notwithstanding the foregoing (or clauses (c), (d) or (e) below) the Parties will [***] participating in Clinical Studies of the Product being conducted by [***] decisions with respect to the conduct of such Clinical Studies (to the extent [***] with respect to such Clinical Studies as specified in this Agreement)].

(c) If Janssen agrees, Legend may conduct Clinical Studies for the Initial Product [***].

(d) For any other Clinical Studies of the Products [***].

(e) In allocating responsibilities between the Parties, the JDC shall take into consideration each Party’s expertise, capabilities, staffing and available resources to take on such activities as well as the Parties’ intention to provide Legend a reasonable opportunity to build and expand its expertise, capabilities, staffing and available resources in connection with performing Development activities allocated to it.

(f) Notwithstanding the foregoing, (i) responsibility for conducting all regulatory activities in Greater China shall be allocated to Legend (subject to Janssen’s rights under Section 4.6.4) and Legend shall be the primary point of contact for interfacing with all Governmental Authorities in Greater China in accordance with Section 4.6, (ii) responsibility for conducting all regulatory activities in the U.S. and Janssen Territory shall be allocated to Janssen (subject to Legend’s rights under Section 4.6.4), (iii) responsibility for conducting all Early Access Programs for the Products in the U.S. and the Janssen Territory shall be allocated to Janssen and (iv) the JDC shall determine how to allocate the annual budget for Medical Affairs Studies (i.e., the portion of such budget that will be allocated to providing funding or clinical supplies of Product for IIS or Cooperative Group Studies and the portion of such budget that will be allocated to conduct of Post-Approval Commercialization Studies by or on behalf of the Parties, and the portion of such budget that shall be allocated to each territory based on where data generation would be best accomplished) and shall oversee the conduct of such IIS or Cooperative Group Study that the JDC determines to support.

4.2.3 Standards of Conduct. Each of Legend and Janssen shall use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities allocated to it in the GDP, and to cooperate with the other in carrying out the GDP, in accordance with the timetables therein. Each Party and its Affiliates shall conduct all Development activities with respect to the Products in good scientific manner and in compliance with applicable Law, including laws regarding environmental, safety and industrial hygiene, and Good Laboratory Practice, Good Clinical Practice, informed consent and Institutional Review Board regulations, current standards for pharmacovigilance practice, and all applicable requirements relating to the protection of human subjects.

4.2.4 Clinical Study Protocols. The JDC shall review and approve all initial and amended protocols and master informed consent forms for each Clinical Study in the GDP. The Party conducting a Clinical Study in the GDP shall use only protocols and informed consent forms approved by the JDC in the conduct of such Clinical Study.

4.2.5 Subcontracting. Each Party (or its Affiliate) may subcontract the performance of any activities with respect to the Products undertaken in accordance with this Agreement to one or more Third Parties (each such Third Party, a “Subcontractor”), provided that such Third Parties who will perform Development activities with respect to the Products satisfy any subcontractor criteria established by the JDC. All subcontracted activities shall be conducted pursuant to a written agreement between the subcontracting Party and the Subcontractor (a “Subcontract”), which shall be consistent with the terms and conditions of this Agreement, shall contain confidentiality provisions no less restrictive than those set forth in ARTICLE IX, and shall contain a certification that such Third Party subcontractor and its officers, employees and agents have not been debarred, and are not subject to debarment, pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, and are not the subject of a conviction described in such section. The subcontracting Party shall oversee the performance of its Subcontractors, and each Party shall have the right from time to time, but not more than once per Calendar Year, to audit the performance of the other Party’s Subcontractors under the GDP, in each case as is reasonable and customary for the type of activity being conducted. Notwithstanding the foregoing, the subcontracting Party (or Party whose Affiliate enters into a Subcontract) shall remain liable under this Agreement for the performance of all its obligations under this Agreement and shall be responsible for and liable for compliance by its Subcontractors with the applicable provisions of this Agreement.

4.2.6 Clinical Quality Agreement. Promptly following the Effective Date, the JDC shall form a Quality Working Group and the Parties shall negotiate in good faith and use all reasonable efforts to enter into a clinical quality agreement that documents the standards, expectations, and responsibilities of the Parties with respect to managing clinical quality (including quality assurance (QA), quality control (QC), and quality risk management (QRM)) for the Parties’ Development activities with respect to the Products under this Agreement. Such clinical quality agreement shall contain mutually agreed terms and conditions, including with respect to: (i) compliance with applicable Law; and (ii) the communication between the Parties with respect to the management of clinical trial quality and compliance. Among other things, such agreement shall require each Party to maintain complete, current and accurate records of all work conducted by the Parties under this Agreement with respect to the Products and shall grant the other Party the right to review any such records at reasonable times and upon reasonable prior written notice.

4.2.7 Safety Concerns.

(a) Promptly upon request by either Party, the JDC shall establish an independent safety review board (the “Independent Safety Board”), comprised of [***] independent Third Party safety experts who are neutral, disinterested and impartial, and who have experience relevant to safety matters regarding pharmaceutical products for oncology indications, to consult with the Parties, through the JDC, on safety matters regarding the Development and Commercialization of Products hereunder, with such consultation conducted in manner to minimize impact the timing of the Development activities set forth in the GDP. The JDC will determine whether (and how frequently) it wishes regular review and consultation with the Independent Safety Board, and either Party may contact the Independent Safety Board through the JDC at any time. For clarity, subject to Section 4.2.7(e) the Independent Safety Board shall have no decision-making authority under this Agreement, but shall only make recommendations and be available for consultation with the JDC and the Parties as described in this Section 4.2.7. In the event the JDC does not reach consensus on the appointment of the Third Party safety experts to the Independent Safety Board, [***].

(b) Notwithstanding anything to the contrary in this Agreement, a Party shall not be obligated to commence or continue any Development activities with respect to the Products if (i) such Party reasonably and in good faith determines that performance of such Development activity would violate applicable Law or (ii) such Party reasonably and in good faith determines that a Clinical Study would pose an unacceptable bona fide safety or tolerability risk for subjects participating in such Clinical Study.

(c) If a Party who is not sponsoring a Clinical Study of a Product under this Agreement believes in good faith that such a Clinical Study should not commence or termination or suspension of such Clinical Study is warranted, in each case because of safety or tolerability risks to the study subjects, then such Party shall so notify the sponsoring Party and the sponsoring Party shall suspend (or not start) such Clinical Study until the JDC approves a remediation plan under Section 4.2.7(d) to overcome or remedy such concern.

(d) If either Party raises a safety concern under Section 4.2.7(b) or 4.2.7(c), the JDC [***] shall promptly meet and attempt to agree upon, in consultation with the Independent Safety Board, a remediation plan to overcome or remedy such safety concern. Each Party shall instruct its JDC representatives to attempt to reach agreement on such a plan in good faith. If the JDC approves a remediation plan, each Party shall use Diligent Efforts to implement such plan.

(e) If (i) all Development activities under the GDP have been terminated or suspended for a [***] above, and (ii) the JDC has not approved a remediation plan under Section 4.2.7(d) because of [***] may thereafter refer the matter to the [***]. If the [***]. For clarity, this Section 4.2.7(e) shall not apply (1) if the [***] or (2) if any Clinical Studies of the Product are continuing to be conducted under the GDP.

(f) If either Party raises a safety concern under Section 4.2.7(b) or (c), then, while the JDC attempts to agree on a remediation plan under Section 4.2.7(d), each Party shall use Diligent Efforts to overcome or remedy such concern, to the extent such Party has the right to do so under this Agreement without JDC approval or to the extent reasonably acceptable to the other Party.

(g) If [***] and the process set forth in Section 4.2.7(d) does not apply, then [***] to overcome or remedy such concern.

4.2.8 Development Reports. At each meeting of the JDC, each Party will report on the Development activities with respect to the Products in the Field that such Party and its Affiliates has performed or caused to be performed since the last meeting of the JDC, evaluate the work performed in relation to the goals of the GDP and provide such other information as may be reasonably requested by the JDC with respect to such Development activities. If a Party fails to adequately provide such report at a meeting of the JDC, the other Party may request, and such Party will provide to such other Party, a written progress report that includes information regarding accrual, site initiation, progress on protocol writing, meeting requests and briefing documents, in the case of clinical or regulatory activities, and in other cases such information as is reasonably necessary to convey a reasonably comprehensive understanding of the status of the applicable Development activity.

4.3 Independent Development Activities. If (i) a Party proposes to amend the GDP to add new Development activities in accordance with Section 4.1.3(b) and such amendment is not approved in accordance with Section 4.1.3(c) or 2.8, as applicable and (ii) such new Development activities are for the same version of a Product that is already included in the GDP (i.e., without modification) for any indication in the Field, then the Party that submitted the proposed amendment may, upon written notice to the other Party, conduct the proposed Development (and related CMC Development and Manufacturing in support of such Development) activities (such activities, “Independent Development Activities”) in accordance with the following provisions of this Section 4.3. For clarity, this Section 4.3 shall not apply to Development activities with respect to Competing BCMA CAR-Ts or any Equivalents of a Product that is being or has been Developed under the GDP, which are the subject of Section 4.10.

4.3.1 Conduct of Independent Development Activities. The provisions of Sections 4.2.1, 4.2.3, 4.2.4 4.2.5, 4.2.6, 4.2.8 and 4.4 shall apply to the conduct of Independent Development Activities; provided that the protocol and informed consent forms for such Independent Development Activities shall not require JDC approval beyond the provisions of Section 4.3.4 below).

4.3.2 Costs of Independent Development Activities. The Party conducting Independent Development Activities shall bear all costs associated with such Independent Development Activities and such costs shall not be treated as Development Costs (or included in the Development Budget) or Allowable Expenses for purposes of this Agreement. Notwithstanding the foregoing, if either Party uses Data generated from such Independent Development Activities (a) to [***], (b) to [***], or (c) in [***], then the non-conducting Party shall reimburse the Party that conducted such Independent Development Activities an amount [***] incurred by the conducting Party for such Independent Development Activities, [***]. Upon request from time to time, the Party conducting the Independent Development Activities shall [***].

4.3.3 Right to Opt-In to Independent Development Activities. The non-conducting Party may opt-in with respect to such Independent Development Activities upon written notice to the conducting Party of the Independent Development Activities for which such Party wishes to opt-in. Following such notice, (i) the GDP shall be deemed to be amended to include such Independent

Development Activities on the date on which such notice is given to the conducting Party (the “Opt-In Date”); (ii) the then-current plan and budget of the conducting Party with respect to such Independent Development Activities shall be deemed to be included within and part of the GDP and Development Budget as of the Opt-In Date, and shall control with respect to such Independent Development Activities unless and until an amendment to the GDP and Development Budget providing for a different or modified plan and budget is approved in accordance with Section 4.1.3; (iii) the Out-of-Pocket Costs and FTE Costs associated with such Independent Development Activities incurred after the Opt-In Date shall be treated as Development Costs and included in the Development Budget; and (iv) the non-conducting Party shall reimburse the conducting Party an amount [***], which costs will be determined using the same manner of calculating Development Costs for activities set forth in the GDP.

4.3.4 Right to Object to Independent Development Activities. If, at any time after a Party notifies the other Party that it will conduct Independent Development Activities at its own expense in accordance with this Section 4.3, the other Party determines reasonably and in good faith that (i) any such Independent Development Activities should not be commenced or continued [***] or (ii) the commencement or continuation of any such Independent Development Activities [***], then (in either case (i) or (ii)) the other Party shall so notify the conducting Party and the conducting Party shall not commence, or shall promptly discontinue (subject to such ethical obligations to continue support of patients already enrolled in Clinical Studies, as the conducting Party may in good faith determine), such Independent Development Activities unless and until the Parties agree that such Independent Development Activities should be permitted.

4.3.5 Exceptions. Neither Party may perform any Development activity as an Independent Development Activity if responsibility for such Development activity is exclusively allocated to the other Party pursuant to Section 4.2.2(f) [***]. In the event that Legend conducts an Independent Development Activity that requires a regulatory filing to conduct such activity in the U.S. or Janssen Territory, or completes a Registration Study as an Independent Development Activity and desires to file a Drug Approval Application related to such study in the U.S. or Janssen Territory, Janssen shall make such filing on Legend’s behalf at Legend’s request and, with respect to any such Drug Approval Application, shall use Diligent Efforts to obtain Commercialization Approval. In the event that Janssen conducts an Independent Development Activity that requires a regulatory filing to conduct such activity in Greater China, or completes a Registration Study as an Independent Development Activity and desires to file a Drug Approval Application related to such study in Greater China, Legend shall make such filing on Janssen’s behalf at Janssen’s request and, with respect to any such Drug Approval Application, shall use Diligent Efforts to obtain Commercialization Approval.

4.3.6 Inclusion in GDP at Conducting Party’s Request. It is understood that the Party conducting Independent Development Activities may propose that the continuation of such Independent Development Activities be added to the GDP, and if so approved by the JDC, the same shall be added to the GDP. For the sake of clarity, if the JDC does not approve the addition of such Independent Development Activities to the GDP, such matter shall not be subject to escalation to the JSC or the Executive Officers, or resolution by [***].

4.3.7 [***]

4.4 Clinical Studies of Combination Regimens. Prior to commencing any Clinical Study of a Combination Regimen set forth in the GDP or as an Independent Development Activity, the conducting Party shall notify the JDC if the other product(s) included in such Combination Regimen are in-licensed from a Third Party and, if so, provide the JDC with a summary of the terms of such in-license. Notwithstanding anything to the contrary in this Agreement, the non-conducting Party shall not have any rights to Develop or Commercialize the Combination Regimen, or to own or use any Know-How or Patent Rights conceived, developed or generated during the course of conducting such Clinical Study, except to the extent not prevented under any applicable in-licenses. It is understood this Section 4.4 shall not be deemed to limit the requirements of Section 4.2.1.

4.5 Companion Diagnostics. If the JDC determines that it is necessary to Develop a companion diagnostic to support the Development and Commercialization of a Product in the Field, the Parties shall amend this Agreement to include the terms and conditions for the Exploitation of such companion diagnostic. [***]

4.6 Regulatory Matters.

4.6.1 Regulatory Responsibilities.

(a) Subject to Sections 4.3, 4.6.4 and 4.7, Janssen shall be solely responsible for implementing regulatory matters in the U.S. and Janssen Territory, including preparing and submitting all Regulatory Documentation (including Drug Approval Applications) and to obtaining and maintaining all Regulatory Licenses (including Marketing Approvals and pricing and reimbursement approvals) for Products in the Field in the U.S. and Janssen Territory, and to conduct communications with Regulatory Authorities with respect to the Products in the Field in the U.S. and Janssen Territory. Janssen shall conduct such activities in accordance with the Registration Plan.

(b) Subject to Sections 4.6.4 and 4.7, Legend shall, with Janssen assisting Legend, be responsible for implementing regulatory matters in Greater China, including preparing and submitting all Regulatory Documentation (including Drug Approval Applications) and obtaining and maintaining all Regulatory Licenses (including Marketing Approvals and pricing and reimbursement approvals) for Products in the Field in Greater China. Subject to Sections 4.6.4 and 4.7, Legend shall be the primary point of contact for communications with Regulatory Authorities with respect to the Products in the Field in Greater China. Legend shall conduct such activities in accordance with the Registration Plan.

4.6.2 Transition of Existing Regulatory Documentation and Regulatory License.

(a) [***]

(b) Within [***] after the Effective Date, [***] electronic copies (unless otherwise required by applicable Law) of any Regulatory Documentation relating to the Products in the Field in the [***]. Upon the completion of such transfer, [***]. In the event that any such IND, Drug Approval Application or Regulatory License [***] of such IND, Drug Approval Application or Regulatory License.

4.6.3 Ownership of Regulatory Documentation and Regulatory Licenses; Rights of Reference.

(a) [***] shall own all Regulatory Documentation and Regulatory Licenses for the Products in the Field in the U.S. and the Janssen Territory. Subject to the terms and conditions of this Agreement, [***] (on behalf of itself and its Affiliates) hereby grants to [***] a non-exclusive Right of Reference (including the right to grant further Rights of Reference to any of [***] Affiliates, Licensees or Third Party distributors) to any Regulatory Documentation and Regulatory Licenses Controlled by [***], to the extent required or reasonably useful to obtain or maintain any Regulatory License of (i) a Product in the Field in Greater China in accordance with this Agreement or (ii) any other product inside or outside Greater China, in each case for the sole purpose of preparing, obtaining and maintaining such Regulatory License and to otherwise Develop, CMC Develop, Manufacture and Commercialize such Product or other product. [***] shall notify [***] of any additional right of reference granted by [***] in accordance with this Section 4.6.3. Notwithstanding the foregoing, clause (ii) of this Section 4.6.3(a) shall not be deemed to grant to [***] a license or right to Know-How beyond the licenses and rights granted to [***].

(b) [***] shall own all Regulatory Documentation and Regulatory Licenses for the Products in the Field in Greater China. Subject to the terms and conditions of this Agreement, [***] (on behalf of itself and its Affiliates) hereby grants to [***] a non-exclusive Right of Reference (including the right to grant further Rights of Reference to any of [***] Affiliates, Licensees or Third Party distributors) to any Regulatory Documentation and Regulatory Licenses Controlled by [***], to the extent required or reasonably useful to obtain or maintain any Regulatory License of (i) a Product in the Field in the U.S. or Janssen Territory in accordance with this Agreement or (ii) any other product inside or outside the U.S. or Janssen Territory, in each case for the sole purpose of preparing, obtaining and maintaining such Regulatory License and to otherwise Develop, CMC Develop, Manufacture and Commercialize such Product or other product. [***] shall notify [***] of any additional right of reference granted by [***] in accordance with this Section 4.6.3. Notwithstanding the foregoing, clause (ii) of this Section 4.6.3(b) shall not be deemed to grant to [***] a license or right to Know-How beyond the licenses and rights granted to [***].

(c) If requested by a Party, the other Party shall provide any signed statement that authorizes any Right of Reference granted to such Party under this Section 4.6.3 that is required by applicable Law or the Regulatory Authority in the applicable country or jurisdiction. In the event that any Affiliate, Licensee, Sublicensee or Third Party distributor of a Party holds any Regulatory Documentation or Regulatory License to which the other Party is granted a Right of Reference under this Section 4.6.3, such Party will cause such Affiliate, Licensee, Sublicensee or Third Party distributor to grant a Right of Reference to the other Party to the same extent that such Party is required to grant such Right of Reference under this Section 4.6.3.

(d) The Rights of Reference granted pursuant to this Section 4.6.3 shall include the right to access all Know-How included or referenced in the applicable Regulatory Documentation or Regulatory License and to use such Know-How in connection with the performance of its obligations and exercise of its rights under this Agreement, including inclusion of such Data and Know-How in its own Regulatory Documentation; [***]. Promptly upon the request of a Party, the other Party shall provide to the requesting Party such Data and Know-How (and any other Data or Know-How within the Collaboration Intellectual Property) as is necessary or useful for such purposes (which shall be in electronic form to the extent the same exists in electronic form and otherwise shall be copies for all other materials comprising such Know-How).

(e) Notwithstanding the foregoing, neither Section 4.6.2 above nor this Section 4.6.3 shall be deemed to assign or require a Party (the “Assigning Party”) to assign to the other Party rights to any Data or Know-How contained in any Regulatory Documentation but otherwise owned by the Assigning Party. For clarity, assignment of Regulatory Documentation or a Regulatory License under this Section 4.6 shall be deemed to assign only the legal rights with respect to particular regulatory filings within such Regulatory Documentation or Regulatory Licenses (such as an IND or Marketing Approval) per se and not any Data or Know-How contained therein.

4.6.4 Regulatory Cooperation.

(a) Subject to applicable Law, Legend shall have the right to have [***] material meetings (including by telephone), conferences and discussions by Janssen or its Affiliate with Regulatory Authorities pertaining to Development, CMC Development, Manufacture or any Regulatory License of a Product in the Field in the U.S. or Janssen Territory, and Janssen shall have the right to have [***] material meetings (including by telephone), conferences and discussions by Legend or its Affiliate with Regulatory Authorities pertaining to Development, CMC Development, Manufacture or any Regulatory License of a Product in the Field in Greater China. Each Party shall, to the extent feasible, provide the other Party with [***] such meetings and other contact and advance copies of all related documents and other relevant information relating to such meetings or other contact. [***].

(b) Janssen shall provide the JDC with advance drafts of any material documents or other material correspondence pertaining to or comprising Regulatory Documentation with respect to Products in the Field, including any proposed labeling, that Janssen plans to submit to any Regulatory Authority in any Key Country [***] (the “Key Regulatory Submissions”). Legend shall provide the JDC with advance drafts of material documents or other material correspondence pertaining to or comprising Regulatory Documentation with respect to Products in the Field, including any proposed labeling, that Legend plans to submit to any Regulatory Authority in Greater China (the “Greater China Regulatory Submissions”). The JDC shall review and approve such Key Regulatory Submissions and Greater China Regulatory Submissions prior to their submission, provided however if the JDC (or, if escalated, the JSC or Executive Officers) does not reach consensus on [***] after the Effective Date, [***] the JDC all documents or other correspondence pertaining to or comprising Regulatory Documentation with respect to [***].

(c) Janssen shall provide Legend with copies of all Key Regulatory Submissions and all material correspondence (including written summaries of material oral correspondence) it receives from, a Regulatory Authority in any Key Country (or, upon request by Legend, any other country in the Janssen Territory) in accordance with this Section 4.6.4. Legend shall provide Janssen with copies of all Greater China Regulatory Submissions and all material correspondence (including written summaries of material oral correspondence) it receives from, a Regulatory Authority in Greater China in accordance with this Section 4.6.4. Key Regulatory Submissions and Greater China Regulatory Submissions shall be provided to the JDC a reasonable time in advance in order to allow the JDC a reasonable amount of time to review and approve such Key Regulatory Submissions or Greater China Regulatory Submissions prior to their submission to the applicable Regulatory Authority, [***]. Material correspondence and other material documents received from a Regulatory Authority in any Key Country must be provided to Legend as soon as practicable, [***]. Material correspondence and other material documents received from a Regulatory Authority in Greater China must be provided to Janssen as soon as practicable, [***]. For purposes of this Section 4.6.4, “Key Country” means [***].

4.7 Pricing and Reimbursement Approvals. Janssen shall be responsible for and have the exclusive right to seek and attempt to obtain pricing approvals and reimbursement approvals from Governmental Authorities for the Products in the Field in the U.S. and Janssen Territory [***]. Janssen shall keep Legend reasonably informed with regard to any pricing or reimbursement approval proceedings for the Product in the Field in the U.S. or Janssen Territory. Legend shall be responsible for and have the exclusive right to seek and attempt to obtain pricing approvals and reimbursement approvals from Governmental Authorities for the Products in the Field in Greater China [***]. Legend shall keep Janssen reasonably informed with regard to any pricing or reimbursement approval proceedings for the Product in the Field in Greater China.

4.8 Pharmacovigilance.

4.8.1 The Parties shall meet to negotiate in good faith and agree on processes and procedures for sharing adverse event and other pharmacovigilance information related to the Products promptly following the Effective Date (and in any event no later than the initiation of clinical or marketing activity with respect to the Products). Such written plan or agreement (the “Pharmacovigilance Agreement”) shall contain provisions to ensure that adverse event and other pharmacovigilance information is exchanged according to a schedule that will permit each Party to comply with legal and regulatory requirements in its respective territories. Before entering into the Pharmacovigilance Agreement, the Parties shall, as necessary, implement an interim process for the exchange of any and all information concerning adverse events related to the use of the Products regardless of source.

4.8.2 Janssen shall establish and maintain the global safety database of adverse events and relevant pharmacovigilance information, including exposure during pregnancy reports, for the Products that will be used for regulatory reporting, overall drug safety surveillance, and responses to safety queries from Regulatory Authorities by both Parties. If applicable, Legend shall transfer a copy of all safety information for the Product in its possession to the global safety database within an agreed time period, providing Janssen with sufficient time to enter all the data and to obtain validation of the database. Each Party will have the right to use the data in such global safety database and upon Legend’s request from time-to-time Janssen shall provide Legend a copy of such global database (so that Legend may maintain a duplicate safety database). Janssen shall provide Legend reasonable electronic access (without the right to add or modify) to such data.

4.9 Patient Samples. All patient samples collected and retained in connection with Clinical Studies performed under the GDP, or any Clinical Studies with respect to which either Party provides an opt-in notice pursuant to Section 4.3.3 (together with compilations of Data comprising annotations, or correlating outcomes, with respect to such samples, “Patient Samples”) shall be a shared resource of the Parties. Unless otherwise agreed by the Parties, all Patient Samples shall be maintained and stored at the facilities of a Third Party selected by the JDC, and the fees paid to such Third Party in connection with such maintenance and storage shall be shared as Development Costs during the Term (and after the Term, shared equally by the Parties). Each Party shall access the Patient Samples, and authorize Affiliates and Third Parties to access the Patient Samples, only as determined by the JDC for activities approved by the JDC (or, following termination or expiration of this Agreement, as approved by the Parties) in advance. Without limiting Section 3.5, (i) each Party shall promptly provide the other all Data made, generated or obtained in whole or part through use of the Patient Samples, whether during or after the Term, and (ii) all Know-How made, generated or obtained in whole or part through use of the Patient Samples, whether during or after the Term, and Patent Rights in and to any inventions within such Know-How, shall be included within the definition of Collaboration Intellectual Property for purposes of Section 3.5.

4.10 [***] Products. If either Party desires to conduct human clinical Development of [***], such Party shall comply with the provisions of this Section 4.10.

4.10.1 If a Party desires to conduct human clinical Development of [***], then prior to initiating a Clinical Study for such [***], such Party shall submit to the other Party [***] Development activities together with a written notice specifically referencing this Section 4.10.1 and proposing to add such [***] to the GDP (a “[***] Product Proposal”), along with [***]; provided, however, that a Party may not submit a [***] Product Proposal for a [***] to the other Party pursuant to this Section 4.10.1 in a Calendar Year if a [***] in a prior [***] Product Proposal proposed by such Party in such Calendar Year was [***] (unless otherwise agreed by the Parties or provided in Section 4.10.3(f)). Within [***] after receipt of such [***] Product Proposal [***], the other Party shall have the right to elect upon written notice to include such [***] as a Product under this Agreement. The date of such notice shall be referred to as the “[***] Notice Date” with respect to such [***].

4.10.2 If the other Party elects to include a [***] as a Product under this Agreement in accordance with Section 4.10.1 or Section 4.10.3(d), such [***] shall become a Product as of the [***] Notice Date and is sometimes referred to in this Agreement as a “[***] Product.” On and after the [***] Notice Date:

(a) all terms of this Agreement that apply to Products shall apply to such Second Generation Product, including Sections 3.6.2 and 3.6.3;

(b) if, following the Second Generation Notice Date, [***];

(c) [***] submitted by the proposing Party with respect to such [***] Product shall be deemed to be included within and part of the [***] as of the [***] Notice Date (it being understood that [***] by the JDC);

(d) the Out-of-Pocket Costs and FTE Costs associated with the Development of such [***] Product incurred after the [***] Notice Date in accordance with the GDP [***] shall be treated as Development Costs and included in the Development Budget; and

(e) the other Party shall reimburse the proposing Party [***] activities with respect to such [***] Product conducted before the [***] Notice Date, which costs will be determined by the Finance Working Group using the same manner of calculating Development Costs for activities set forth in the GDP.

4.10.3 If the other Party does not elect to include such [***] as a Product in accordance with Section 4.10.1 and [***]:

(a) The proposing Party may, at its own expense, conduct clinical and other Development of such [***] in accordance with the plan and budget it provided to the other Party;

(b) The proposing Party may modify the plan and budget described in Section 4.10.3(a) above, by so notifying the other Party, provided, however, if the other Party reasonably believes that the modified plan includes a change to [***] below, then upon request the JDC shall review the matter and determine whether, as a result of such change, [***]. If the JDC determines that [***];

(c) The proposing Party shall provide the other Party with all efficacy and safety data generated with respect to [***];

(d) At any time prior to the date that is [***] days after the conducting Party provides the non-conducting Party with access to all efficacy and safety data from a Clinical Study of the [***] in such Clinical Study, including [***], (the “Opt-In Period”) the other Party may elect upon written notice (the “Opt-In Notice”) to [***] under this Agreement (the “Opt-In Right”), in which case the provisions of Section 4.10.2 shall apply (other than 4.10.2(e)) (and all references in Section 4.10.2 to the [***] Notice Date shall be deemed to refer instead to the date of such Opt-In Notice), and the non-conducting Party shall promptly reimburse the conducting Party [***] incurred by the proposing Party for the Development activities with respect to [***], which costs will be determined by the Finance Working Group using the same manner of calculating Development Costs for activities set forth in the GDP;

(e) if the other Party does not elect [***] under this Agreement by the date set forth in Section 4.10.3(d), then: (i) if the proposing Party [***] and (ii) if the proposing Party is [***], and in each case paragraphs 4.10.3(b) and (c) above shall no longer apply, and the proposing Party [***] this Agreement, [***]; and

(f) if the proposing Party conducts clinical Development of [***], before the other Party has elected to [***] this Agreement, then the [***] set forth in Section 4.10.1.

4.10.4 If the other Party does not elect to include [***] as a Product [***], then the proposing Party shall not conduct any clinical Development activities in the Field with respect to such [***].

4.10.5 For purposes of this Section 4.10, [***] in the Agreement; and in each case, both (b) the JDC has not reasonably determined that Development of such [***]; and (c) the proposing Party has [***] on the Effective Date. The JDC shall promptly determine whether a particular [***] meets the criteria of (a)-(c) [***]. For clarity, if the JDC determines that a [***].

4.10.6 This Section 4.10 shall apply with respect to [***], as follows:

(a) The provisions of this Section 4.10 may also be used by a Party to Develop [***] that is being or has been Developed under the GDP [***]. If a Party desires to Develop such [***] using the same mechanism as set forth in this Section 4.10, all of the provisions of this Section 4.10 shall apply to [***], except that Section 4.10.3(e) shall not apply with respect to [***].

(b) In addition, once a Party (the “Filing Party”) [***], then without the Parties’ mutual agreement such [***] by (i) the other Party (the “Non-Filing Party”) or (ii) unless the Filing Party [***], by the Filing Party.

4.10.7 Notwithstanding Section 3.4 above, unless the [***] described in a [***] Product Proposal submitted by a Party is included as a Product hereunder, (a) the other Party shall not have a right or license under Section 3.4 above with respect to any Know-How pertaining to such [***] that is disclosed to such Party in connection with such [***] Product Proposal or under this Section 4.10; and (b) any Data, Know-How or Patent Rights made, generated or obtained by or on behalf of the conducting Party solely in the course of performing activities with respect to the [***] under this Section 4.10 shall not be deemed Collaboration Intellectual Property.

ARTICLE V

COMMERCIALIZATION

5.1 Global Commercialization Strategy.

5.1.1 Global Commercialization Strategy Plan. [***] shall develop and periodically update, and the JSC shall approve, a written document describing the global product strategy for Commercialization of the Products in the Field in the U.S., Greater China and Janssen Territory (the “Global Commercialization Strategy Plan”). The Global Commercialization Strategy Plan will outline strategic commercial efforts that will be undertaken at the global team level that are intended to support pre-launch, launch and life cycle management activities across regions and key functions.

5.1.2 Global Commercialization Strategy Budget. The Global Commercialization Strategy Plan shall include the Global Commercialization Strategy Budget for a given Calendar Year and the succeeding Calendar Year. The “Global Commercialization Strategy Budget” means the budget for [***]. Each Global Commercialization Strategy Budget shall include [***]. The Global Commercialization Strategy Budget is separate from, and would not contain amounts for Allowable Expenses budgeted in, the U.S. Commercialization Budget, Greater China Commercialization Budget and Janssen Commercialization Budget. The Global Commercialization Strategy Budget will cover all Commercialization Budget Benchmark Amounts (i.e., U.S. Commercialization Budget Benchmark Amounts, Greater China Commercialization Budget Benchmark Amounts and Janssen Territory Commercialization Budget Benchmark Amounts) expected to be incurred prior to completion of the first U.S. Commercialization Plan, Greater China Commercialization Plan or Janssen Territory Commercialization Plan, as applicable.

5.1.3 Annual Updates. [***] shall develop, and submit to the JSC for review and approval, an annual update to the Global Commercialization Strategy Plan [***]. Such update shall be developed and submitted to the JSC in time to permit the JSC’s preliminary approval to occur no later than [***]. Upon the JSC’s preliminary approval, such plan shall be submitted to each Party [***]. After final approval by the JSC, such Global Commercialization Strategy Plan shall take effect on the first day of the Calendar Year to which such Global Commercialization Strategy Plan applies.

5.1.4 Other Updates. Either Party may submit other proposed updates and amendments to the Global Commercialization Strategy Plan to the JSC at any time. The JSC shall reasonably consider such proposed updates and amendments, and may also independently develop proposed updates and amendments. Upon such approval by the JSC, the Global Commercialization Strategy Plan shall be amended accordingly.

5.2 Commercialization in the U.S.

5.2.1 General. The Parties shall Commercialize the Products in the Field in the U.S. in accordance with the U.S. Commercialization Plan and the terms of this Section 5.2, subject to the oversight of the USCC as set forth in this Section 5.2.

5.2.2 U.S. Commercialization Plan.

(a) [***] shall develop and periodically update, and the JSC shall approve, a written plan for Commercialization of the Products in the Field in the U.S. (the “U.S. Commercialization Plan”) as described in this Section 5.2.2.

(b) The U.S. Commercialization Plan shall set forth the strategy for the Commercialization of the Products in the Field in the U.S., the key Commercialization activities to be performed to implement such strategy and the staffing requirements for each such Commercialization activity. The U.S. Commercialization Plan will be consistent with the Global Commercialization Strategy Plan.

(c) The U.S. Commercialization Plan shall include the U.S. Commercialization Budget, annual Net Trade Sales forecasts for the U.S. for a given Calendar Year and the succeeding Calendar Year (which shall be Confidential Information of each Party), [***]. The “U.S. Commercialization Budget” means the budget for Allowable Expenses to be incurred by the Parties in conducting Commercialization activities for the Products in the Field in the U.S. pursuant to the U.S. Commercialization Plan [***]. Each U.S. Commercialization Budget shall include [***].

(d) [***] shall develop, and submit to the USCC for review, the initial U.S. Commercialization Plan [***]. The USCC shall review, and submit to the JSC for approval, the initial U.S. Commercialization Plan [***].

(e) [***] shall develop, and submit to the USCC for review, an annual update to the U.S. Commercialization Plan (including an updated U.S. Commercialization Budget). The USCC shall submit each such U.S. Commercialization Plan to the JSC for review and approval in time to permit the JSC’s preliminary approval to occur no later than [***]. Upon the JSC’s preliminary approval, such plan shall be submitted to each Party [***]. After final approval by the JSC, such U.S. Commercialization Plan shall take effect on the first day of the Calendar Year to which such U.S. Commercialization Plan applies.

(f) Either Party may submit other proposed updates and amendments to the U.S. Commercialization Plan to the USCC at any time. The USCC shall reasonably consider such proposed updates and amendments, and may also independently develop proposed updates and amendments. Any such proposed updates and amendments that are approved or developed by the USCC shall be submitted to the JSC for review and approval. Upon such approval by the JSC, the U.S. Commercialization Plan shall be amended accordingly.

5.2.3 U.S. Co-Commercialization Responsibilities.

(a) Each Party shall use Diligent Efforts to perform the Commercialization activities allocated to such Party in the U.S. Commercialization Plan.

(b) Legend shall have the right to elect to perform [***] Commercialization effort in the U.S. (excluding any activities that Janssen has the exclusive right to perform under Section 5.2.3(d)). If Legend elects to exercise such right, Legend shall notify Janssen [***] before it will start to perform Commercialization activities in the U.S. and, in the [***] of the U.S. Commercialization Plan (or in the initial U.S. Commercialization Plan), the responsibility to develop and execute the U.S. Commercialization Plan shall be [***] and the USCC shall allocate Commercialization activities between the Parties [***]. Legend shall use Diligent Efforts to ensure that it has sufficient capabilities, staffing and resources in place by the time it is scheduled to commence such U.S. Commercialization activities, and Legend shall [***] to perform such U.S. Commercialization activities. Such allocation of Commercialization activities to Legend may [***] Commercialization effort in the U.S. The Parties acknowledge that, as of the Effective Date, [***]. Janssen shall be responsible for conducting all Commercialization activities in the U.S. Commercialization Plan and shall otherwise be allocated responsibility for Commercialization of the Products in the Field in the U.S. to the extent Legend does not exercise its right to be allocated [***] of such activities.

(c) Without limiting the foregoing, [***] the U.S. Commercialization Plan shall be promptly updated accordingly).

(d) Notwithstanding the foregoing, [***].

(e) Each Party shall ensure that its sales representatives perform details of the Products in the U.S. in compliance with applicable Law, all of Janssen’s and Legend’s reasonable compliance policies and compliance guidance documents relating to the Commercialization of the Products and any corporate integrity agreement between either Party and the HHS Office of Inspector General. Legend shall establish and maintain a compliance program that satisfies the seven elements for an effective compliance program set forth in the HHS Office of Inspector General’s Compliance Program Guidance for Pharmaceutical Manufacturers, including designation of a compliance officer and the conduct of effective training and education. Legend and Janssen shall each be responsible for tracking and reporting transfers of value initiated and controlled by its and its Affiliates’ employees, contractors and agents pursuant to the requirements of the marketing reporting laws or research expense reporting laws of any Governmental Authority in the United States, including Section 6002 of ACA, commonly referred to as the “Sunshine Act.”

5.2.4 U.S. Commercialization Reports. At each meeting of the USCC, each Party will report on any Commercialization activities that such Party and its Affiliates have performed in the U.S. since the last USCC meeting. Each Party will provide an evaluation of the work it and its Affiliates have performed in relation to the goals of the U.S. Commercialization Plan and provide such other information as may be required by the U.S. Commercialization Plan or reasonably requested by a Party’s representatives on the USCC with respect to such Commercialization activities.

5.2.5 Booking Sales in U.S. Janssen and its Affiliates shall book all sales of Products in the U.S. and shall be responsible for warehousing and distributing the Products in the U.S., except to the extent that Legend is responsible for performing such activities in connection with its Manufacture of Product in accordance with ARTICLE VI. If Legend receives any orders for a Product in the U.S., it shall refer such orders to Janssen.

5.2.6 U.S. Pricing Matters. [***] pricing guidance matters for the Products in the Field in the U.S., [***] (the “U.S. Pricing and Discounting Plan”). [***] with respect to such matter (for clarity, [***]. [***] authority with respect to the prices charged, any discounts and rebates offered or provided, and any other sale and reimbursement terms and conditions for the Products in the Field in the U.S. consistent with such guidance and the U.S. Pricing and Discounting Plan.

5.2.7 U.S. Recalls. [***] shall decide whether to conduct a recall of a Product in the U.S. and the manner in which any such recall shall be conducted, provided that [***] with respect to any such recalls, including with respect to whether to conduct a recall and the manner in which a recall is conducted. [***] making a recall, and in any case (to the extent safety considerations permit) [***] before initiating such a recall.

5.2.8 Product Packaging; Promotional Materials. The U.S. commercial teams shall develop, and submit to the USCC for review and approval, Product packaging and Promotional Materials, in each case for use in the United States, which shall be consistent with the U.S. Commercialization Plan and compliant with each Party’s applicable standard operating procedures, the U.S. Commercialization Plan, and applicable Laws and Marketing Approvals. Following approval by the USCC, Product packaging and Promotional Materials shall be subject to approval by Janssen’s Promotional Review Committee.

5.2.9 Day-to-Day Responsibility. Each Party shall be responsible for day-to-day implementation of the Commercialization activities with respect to the Products for which it has or otherwise is assigned responsibility under this Agreement or the U.S. Commercialization Plan and shall keep the other Party reasonably informed as to the progress of such activities, as determined by the USCC.

5.2.10 U.S. Medical Inquiries5.2.11 . Janssen shall handle all medical questions or inquiries from members of the medical profession in the U.S. regarding the Products; provided that Legend shall participate in such activities to the extent provided in the U.S. Commercialization Plan, which shall include, [***]. All such Legend medical science liaisons shall have appropriate qualifications (which shall be reasonably evaluated and determined by the Parties using the same criteria and standard Janssen uses for its own personnel on the U.S. Commercialization team) to perform the role of a medical science liaison.

5.3 Commercialization in Janssen Territory.

5.3.1 General. Janssen shall Commercialize the Products in the Field in the Janssen Territory in accordance with the Janssen Territory Commercialization Plan and the terms of this Section 5.3, subject to the oversight of the JSC as set forth in this Section 5.3.

5.3.2 Janssen Territory Commercialization Plan.

(a) [***] shall develop and periodically update, and the JSC shall approve, a written plan for Commercialization of the Products in the Field in the Janssen Territory on a regional basis (with such regional basis being consistent with the regional basis Janssen does for commercialization plans and budgets for its other products) (the “Janssen Territory Commercialization Plan”) as described in this Section 5.3.2.

(b) The Janssen Territory Commercialization Plan shall set forth an overall marketing and Commercialization strategy for the Products in the Field in the Janssen Territory. The Janssen Territory Commercialization Plan will be consistent with the Global Commercialization Strategy Plan.

(c) The Janssen Territory Commercialization Plan shall include the Janssen Territory Commercialization Budget, annual Net Trade Sales forecasts for the Janssen Territory for [***].

(d) [***], and submit to the JSC for review and approval, the initial Janssen Territory Commercialization Plan no later than [***].

(e) [***], and submit to the JSC for review and approval, an annual update to the Janssen Territory Commercialization Plan (including an updated Janssen Territory Commercialization Budget) with a target for final approval by the JSC no later than [***]. After final approval by the JSC, such Janssen Territory Commercialization Plan shall take effect on the first day of the Calendar Year to which such Janssen Territory Commercialization Plan applies.

(f) Either Party may submit other proposed updates and amendments to the Janssen Territory Commercialization Plan to the JSC at any time. The JSC shall reasonably consider such proposed updates and amendments, and may also independently develop proposed updates and amendments. Upon approval of such an update or amendment by the JSC, the U.S. Commercialization Plan shall be amended accordingly.

5.3.3 Janssen Territory Commercialization Responsibilities.

(a) Janssen shall be solely responsible for Commercialization of the Products in the Field in the Janssen Territory in accordance with the Janssen Territory Commercialization Plan and the terms of this Agreement. Upon Legend’s request, the JSC shall discuss Legend’s involvement in [***].

(b) Legend shall have the right to designate [***] (the “Legend Representatives”) to observe Janssen’s (or its Affiliates’) strategic planning for and implementation of, Commercialization of Products in [***], each of whom shall be an employee of Legend or an Affiliate of Legend. Legend shall [***] of the activities of the Legend Representatives under this Section 5.3.3(b). Any such Legend Representatives shall be [***], provided that the involvement of such Legend Representatives under this Section 5.3.3(b) shall be [***]. Janssen shall [***]. Janssen may [***]. The Legend Representatives shall have the right to so participate during the [***], and for [***] prior to such commercial launch covering preparation and ramp-up for launch. Such Legend Representatives shall [***]. [***] will develop reasonable procedures and policies regarding the Legend Representatives to provide [***] by Legend Representatives with respect to Commercialization activities regarding Products in the Field in [***] in accordance with this Section 5.3.3(b), while [***].

5.3.4 Janssen Territory Commercialization Reports. At each meeting of the JSC, Janssen will report on any Commercialization activities that it and its Affiliates have performed in the Janssen Territory since the last JSC meeting. Janssen will provide an evaluation of the work it and its Affiliates have performed in relation to the goals of the Janssen Territory Commercialization Plan and provide such other information as may be required by the Janssen Territory Commercialization Plan or reasonably requested by Legend or the JSC with respect to such Commercialization activities.

5.3.5 Right to Discuss Janssen Territory Activities. If Legend reasonably believes that Janssen intends to take, or has taken, any action with respect to the Commercialization of the Products in the Field in the Janssen Territory that would reasonably be expected to materially and adversely affect Commercialization of the Products in the Field in the U.S. or Greater China, Legend may so notify the JSC. The JSC shall meet [***] after such notice to discuss the concerns raised by Legend and to seek to agree upon a resolution to such concerns. Such concerns may be escalated and resolved as a Committee Matter in accordance with Section 2.8.2.

5.3.6 Booking Sales in Janssen Territory. Janssen and its Affiliates shall book all sales of Products in the Janssen Territory and shall be responsible for warehousing and distributing the Products in the Janssen Territory, except to the extent that Legend is responsible for performing such activities in connection with its Manufacture of Product in accordance with ARTICLE VI or Manufacturing Plans. If Legend receives any orders for a Product in the Janssen Territory, it shall refer such orders to Janssen.

5.3.7 Janssen Territory Pricing Matters. [***] for the Products in the Field in the Janssen Territory, including [***] (the “Janssen Territory Pricing and Discounting Plan”). In the event [***]. Janssen shall otherwise be solely responsible for and have sole authority with respect to the prices charged, any discounts and rebates offered or provided, and other sale and reimbursement terms and conditions for the Products in the Field in the Janssen Territory consistent with such guidance and the Janssen Territory Pricing and Discounting Plan].

5.3.8 Janssen Territory Recalls. Janssen shall decide whether to conduct a recall of a Product in the Janssen Territory and the manner in which any such recall shall be conducted, provided that Janssen shall consult with the JSC (and keep Legend informed) with respect to any such recalls, including with respect to whether to conduct a recall and the manner in which a recall is conducted. Janssen shall notify the JSC immediately in the event Janssen considers making a recall, and in any case (to the extent safety considerations permit) at least 24 hours before initiating such a recall.

5.3.9 Janssen Territory Medical Inquiries. Janssen shall handle all medical questions or inquiries from members of the medical profession in the Janssen Territory regarding the Products.

5.3.10 Product Packaging; Promotional Materials. Janssen shall develop Product packaging and Promotional Materials, in each case for use in the Janssen Territory; provided that the same shall be subject to review by the JSC with respect to the Major Market Countries as part of the Janssen Territory Commercialization Plan.

5.3.11 Information. Janssen shall keep Legend reasonably informed as to the progress of the Commercialization activities in the Janssen Territory as reasonably determined by the Joint Steering Committee.

5.4 Commercialization in Greater China.

5.4.1 General. The Parties shall Commercialize the Products in the Field in Greater China in accordance with the Greater China Commercialization Plan and the terms of this Section 5.4, subject to the oversight of the JSC as set forth in this Section 5.4.

5.4.2 Greater China Commercialization Plan.

(a) [***] shall develop and periodically update, and the JSC shall review, a written plan for Commercialization of the Products in the Field in Greater China (the “Greater China Commercialization Plan”) as described in this Section 5.4.2.

(b) The Greater China Commercialization Plan shall set forth the overall marketing strategy and Commercialization strategy (including pricing strategy and execution components), the key Commercialization activities to be performed to implement such strategy and the staffing requirements for each such Commercialization activity. The Greater China Commercialization Plan will be consistent with the Global Commercialization Strategy Plan.

(c) The Greater China Commercialization Plan shall include the Greater China Commercialization Budget, annual Net Trade Sales forecasts for Greater China for [***]. The “Greater China Commercialization Budget” means the budget for [***] to be incurred by the Parties in conducting Commercialization activities for the Products in the Field in Greater China pursuant to the Greater China Commercialization Plan during [***]. Each Greater China Commercialization Budget shall include [***] covered by such budget. The Greater China Commercialization Budget shall include budgeted amounts for [***], for Commercialization activities in Greater China and [***] in conjunction with the Finance Working Group.

(d) [***] shall develop, and submit to the GCCC for review the initial Greater China Commercialization Plan as soon as practicable after the Effective Date. The GCCC shall review, and submit to the JSC for approval, the initial Greater China Commercialization Plan as soon as practicable after such Plan has been submitted to the GCCC.

(e) [***] shall develop, and submit to the GCCC for review, an annual update to the Greater China Commercialization Plan (including an updated Greater China Commercialization Budget). The GCCC shall submit each such Greater China Commercialization Plan to the JSC for review and approval in time to permit the JSC’s preliminary approval to occur no later than [***]. Upon the JSC’s preliminary approval, such plan shall be submitted to each Party [***]. After final approval by the JSC, such Greater China Commercialization Plan shall take effect on the first day of the Calendar Year to which such Greater China Commercialization Plan applies.

(f) Either Party may submit other proposed updates and amendments to the Greater China Commercialization Plan to the GCCC at any time. The GCCC shall reasonably consider such proposed updates and amendments, and may also independently develop proposed updates and amendments. Any such proposed updates and amendments that are approved or developed by the GCCC shall be submitted to the JSC for review and approval. Upon such approval by the JSC, the Greater China Commercialization Plan shall be amended accordingly.

5.4.3 Greater China Commercialization Responsibilities.

(a) Each Party shall use Diligent Efforts to perform the Commercialization activities allocated to such Party in the Greater China Commercialization Plan.

(b) The Commercialization of the Initial Product in Greater China shall initially be conducted under [***] in connection with establishing and updating the Greater China Commercialization Plan (“[***] Plan”). [***] establish and implement the [***] in accordance with the [***] Plan. [***] shall conduct the [***] with [***] making day-to-day decisions with respect to the conduct of the registry and [***] interacting with hospitals and key opinion leaders consistent with [***] shall be responsible for interacting with Regulatory Authorities in Greater China with respect to the [***] in accordance with the [***] Plan, and [***] shall have the right to participate in all such interactions and to review and approve all documentation submitted to or received from any Regulatory Authorities with respect to the [***]. [***] the selection of all treatment sites included in the [***] Plan and the admission of all patients for treatment under the [***]. The [***] shall continue in effect until [***]; provided, however, in any event the [***] shall cease on the receipt of Marketing Approval for [***] for a Product in the Field in the U.S., to the extent permitted by applicable Law in Greater China. For clarity, so long as the [***] is in effect, neither Party would Commercialize the Initial Product in Greater China except in accordance with the [***] Plan; provided that the Parties may Commercialize Product in Greater China other than pursuant to the [***] in accordance with this Agreement and applicable Law in Greater China if the [***] was to be terminated pursuant to the prior sentence but applicable Law in Greater China did not permit the [***] to be terminated.

(c) Except as set forth in this Section 5.4, Legend shall be the lead Party responsible for Commercialization of the Products in the Field in Greater China in accordance with Greater China Commercialization Plan, [***]. Except as set forth in this Agreement, Legend shall be responsible for conducting all Commercialization activities in the Greater China Commercialization Plan and shall otherwise be allocated responsibility for Commercialization of the Products in the Field in Greater China [***]. Without limiting the foregoing, [***].

(d) Notwithstanding the foregoing, Legend shall always be solely responsible for conducting the following Commercialization activities with respect to the Products in the Field in Greater China: (i) obtaining pricing and reimbursement approvals in accordance with the Pricing and Discounting Plan in the Greater China Commercialization Plan, (ii) price calculations and related reporting to Governmental Authorities and (iii) all aspects of order processing, invoicing, collection of sales proceeds, booking of sales, preparation of sales records and reports, customer relations and services and handling of returns.

5.4.4 Greater China Commercialization Reports. At each meeting of the JSC, each Party will provide a high-level report on any Commercialization activities that such Party and its Affiliates have performed in Greater China since the last JSC meeting. Each Party will provide an evaluation of the work it and its Affiliates has performed in relation to the goals of the Greater China Commercialization Plan and provide such other information as may be required by the Greater China Commercialization Plan or reasonably by a Party’s representative on the JSC with respect to such Commercialization activities.

5.4.5 Booking Sales in Greater China. Legend and its Affiliates shall book all sales of Products in Greater China and shall be responsible for warehousing and distributing the Products in Greater China, including for purposes of the [***]. If Janssen receives any orders for a Product in Greater China, it shall refer such orders to Legend.

5.4.6 Greater China Pricing Matters. [***] shall review, align on and approve pricing guidance matters for the Products in the Field in Greater China, including floor/ceiling list price and net selling price and discounting policies (the “Greater China Pricing and Discounting Plan”). In the event [***]. [***] with respect to the prices charged, any discounts and rebates offered or provided, and any other sale and reimbursement terms and conditions for the Products in the Field in Greater China consistent with such guidance and the Greater China Pricing and Discounting Plan.

5.4.7 Greater China Recalls. [***] shall decide, in collaboration with [***] whether to conduct a recall of the Initial Product in Greater China and the manner in which any such recall shall be conducted. [***] considers making such a recall in Greater China, and in any case (to the extent safety considerations permit) [***] before initiating such a recall. Notwithstanding anything to the contrary, in the event [***]. [***] shall determine whether to conduct a recall of a Product [***] in Greater China and the manner in which any such recall shall be conducted.

5.4.8 Product Packaging; Promotional Materials. The GCCC shall develop and approve Product packaging and Promotional Materials, in each case for use in Greater China, which shall be consistent with the Greater China Commercialization Plan and compliant with each Party’s applicable standard operating procedures, the Greater China Commercialization Plan, and applicable Laws and Marketing Approvals.

5.4.9 Greater China Medical Inquiries. Legend shall handle all medical questions or inquiries from members of the medical profession in Greater China regarding the Products. Janssen shall participate in such activities to the extent provided in the Greater China Commercialization Plan and, in collaboration with Legend, in connection with the conduct of the [***].

5.4.10 Day-to-Day Responsibility. Each Party shall be responsible for day-to-day implementation of the Commercialization activities with respect to the Products for which it has or otherwise is assigned responsibility under this Agreement or the Greater China Commercialization Plan and shall keep the other Party reasonably informed as to the progress of such activities, as determined by the GCCC.

5.5 General Commercialization Provisions.

5.5.1 Diligence. The U.S. Commercialization Plan, Greater China Commercialization Plan and the Janssen Territory Commercialization Plan (including in each case, the associated Commercialization Budgets) shall [***].

5.5.2 Delays in Approving Plans and Budgets. In the event the JSC does not approve an updated Commercialization Plan, including the related Commercialization Budget, prior to the start of the next Calendar Year, either Party may initiate procedures to resolve the issue pursuant to Section 2.8, and the then-current Commercialization Plan, together with the budgeted amounts set forth in the applicable Commercialization Budget, shall continue to apply (and if such matter is still not resolved by the end of the period covered by the then-current Commercialization Budget, [***].

5.5.3 Commercialization Subcontracting. Each Party (or its Affiliate) may subcontract the performance of any Commercialization activities with respect to the Products undertaken in accordance with Section 4.2.5, provided that the applicable Subcontractors satisfy any subcontractor criteria established by the USCC, GCCC or JSC, as applicable.

5.5.4 Commercialization Compliance Matters.

(a) Legend and Janssen shall each ensure that its and its Affiliates’ Sales Representatives promote the Product in accordance with applicable Law and applicable promotion policies of each of Janssen and Legend, and do not make any representation, statement, warranty or guaranty with respect to the Product that is not consistent with the applicable, current package insert of prescribing information or other documentation accompanying or describing a Product, including mutually approved limited warranty and disclaimers, if any, unless otherwise approved by the compliance committees or compliance departments of each Party (e.g., to the extent applicable Law, or changes in applicable Law, permit statements beyond the package insert). Legend and Janssen shall each ensure that its and its Affiliates’ Sales Representatives do not make any statements, claims or undertakings to any person with whom they discuss or promote the Products that are not consistent with, nor provide or use any labeling, literature or other materials other than those Promotional Materials currently approved for use for relevant country under this Agreement, unless otherwise approved by the compliance committees or compliance departments of each Party. If at any time the use of specified Promotional Materials is no longer approved under this Agreement for such country, each Party shall immediately take action to remove the Promotional Materials from use by its and its Affiliates’ Sales Representatives in such country and destroy such materials.

(b) Legend and Janssen shall each cause its and its Affiliates’ Sales Representatives to comply with applicable Laws and guidelines related to the performance of its obligations hereunder, including Health Care Laws, Drug Regulation Laws, the Federal and State Anti-Kickback Statutes and all applicable regulations thereunder, the AMA and PhRMA Guidelines, and all relevant EMA regulations, authorizations and local laws regarding advertisement, sale and promotion of pharmaceutical products as well as any relevant code of practice. It is understood that in the case of any guidelines or codes of practice that are not legally mandated, the same shall be deemed to apply to a particular country only to the extent generally practiced by pharmaceutical companies in such country unless otherwise required by the compliance committee or compliance department of either Party.

(c) In the event this Agreement requires a Party to comply with the policies or guidelines of the other Party and such Party cannot comply with both such policies or guidelines and applicable Law due to a conflict between the two, the applicable Law shall control and such Party shall not be obligated to so comply with such policy or guidelines to the extent of such conflict.

5.5.5 Parallel Imports. Neither Party nor its Affiliates, Licensees or Sublicensees or Third Party distributors shall knowingly take any action (or enable a Third Party to take any action) to export a Product from Greater China into the U.S. or Janssen Territory (or to solicit or offer incentives to patients in Greater China to obtain treatment with a Product in the U.S. or Janssen Territory), or from the U.S. or Janssen Territory into Greater China (or to solicit or offer incentives to patients in the U.S. or Janssen Territory to obtain treatment with a Product in Greater China).

5.5.6 Sharing of Commercial Information. The Parties and their Affiliates will actively collaborate as set forth in this Agreement in the Commercialization of the Products in the Field. In the event the Committees are disbanded in accordance with Section 2.10, Product-related information and Product-related Know-How supporting such Commercialization shall be exchanged between the Parties to the same extent that such information and Know-How was shared through the USCC, JSC or GCCC, as applicable.

ARTICLE VI

MANUFACTURE AND SUPPLY

6.1 Overview.

6.1.1 China. Legend shall be responsible for the manufacture and supply of Product for clinical and commercial use in Greater China under the direction of the JMC and in accordance with a Manufacturing Plan approved by the JSC, all as described further below.

6.1.2 U.S. and Janssen Territories. [***] for supply of Product for the initial Phase 1 Clinical Study conducted in the United States under the GDP for the U.S. and Janssen Territory (the “Initial Phase I Study”), [***]. [***] (defined below) will serve as [***] for Product for use in the Initial Phase I Study [***] for such Initial Phase I Study. [***] will be responsible for manufacture of all other clinical supplies of the Product for use under the GDP (a) in the United States through clearance of the pre-approval inspection of [***] (defined below) in connection with the first Marketing Approval of the Initial Product in the U.S., and (b) in the Janssen Territory through clearance of the pre-approval inspection of [***] (defined below) in connection with the first Marketing Approval of the Initial Product for a [***] responsibility for manufacture and supply of Product for clinical and commercial use in the U.S. and Janssen Territory, respectively, all as further described below.

6.1.3 Plans and Budgets.

(a) CMC Development Plan. CMC Development activities in connection with the GDP worldwide will be conducted in accordance with a plan and budget for such activities established by the JMC (the “CMC Development Plan”). The CMC Development Plan shall outline in reasonable detail the CMC Development activities to be conducted and the allocation of responsibilities between the Parties for such activities, and shall include a budget for the FTE Costs and Out-of-Pocket Costs of such activities (collectively, the “CMC Development Costs”) [***]. Each Party shall use Diligent Efforts to conduct in accordance with the CMC Development Plan all CMC Development activities assigned to it in accordance with such plan. [***] CMC Development Costs shall be shared and reconciled in the same manner and at the same time as Development Costs (i.e., in the same manner as provided under Section 7.3 above).

(b) Manufacturing Plan. The establishment of all facilities for the Manufacture of Product [***] and the Manufacture of Product in connection with the GDP and for commercial sale worldwide shall be conducted in accordance with a plan and budget established by the JMC (the “Manufacturing Plan”). The Manufacturing Plan shall (i) outline in reasonable detail the activities to be so conducted, (ii) reflect and be consistent with the provisions of this ARTICLE VI (and the other applicable terms of this Agreement), (iii) include such other matters as the JMC determines appropriate for the establishment and operation of such facilities and the Manufacture and supply of Product in the United States, the Janssen Territory and Greater China, including the site selection (as determined in accordance with this ARTICLE VI) and design of such facilities and (iv) include a budget for the FTE Costs, Out-of-Pocket Costs and Third Party Expenditures (collectively, the “Manufacturing Plan Costs”) [***]. Each Party shall use Diligent Efforts to conduct in accordance with the then-current Manufacturing Plan all activities assigned to it in accordance with such Plan. The Manufacturing Plan Costs incurred by the Parties in accordance with the Manufacturing Plan: (a) with respect to the United States and the Janssen Territory shall be shared equally by the Parties; and (b) with respect to Greater China shall be shared as follows: seventy percent (70%) shall be borne by Legend and thirty percent (30%) shall be borne by Janssen. Such Manufacturing Plan Costs shall be shared and reconciled in the same manner and at the same time as Development Costs (i.e., in the same manner as provided under Section 7.3 above).

(c) Initial Plans; Updates and Changes. Promptly following the Effective Date, the JMC shall prepare and provide to the JSC for its review and approval an initial CMC Development Plan and an initial Manufacturing Plan. The initial CMC Development Plan shall be consistent with the CMC Development and Manufacturing roles and responsibilities chart attached hereto as Schedule 6.1.3A. The initial Manufacturing Plan shall be consistent with the CMC Development and Manufacturing roles and responsibilities chart attached hereto as Schedule 6.1.3A and shall include the initial site selection, design plan and budget for the China Manufacturing Facilities attached hereto as Schedule 6.1.3B. Thereafter, the JMC shall provide to the JSC at least annually for its review and approval an updated version of the CMC Development Plan and the Manufacturing Plan. The JMC shall submit such annual updates to the JSC for review and approval on a timeline, such that JSC preliminary approval would occur no later than [***]. Upon the JSC’s preliminary approval, such updates shall be submitted to each Party for [***], at which time any updates shall be appended to the CMC Development Plan and the Manufacturing Plan, as applicable. [***] In addition to such annual updates to the CMC Development Plan and the Manufacturing Plan, the JMC shall consider from time to time such other modifications or amendments thereto as either Party may request, with any disagreements regarding any such proposed modification or amendments similarly being deemed a Committee Matter to be resolved in accordance with Section 2.8 above.

(d) Supply Costs. [***] As further described below in Section 6.2 and 6.3, the Clinical Supply Costs incurred in accordance with the GDP for clinical supplies of Product used in activities under the GDP shall be included in Development Costs, and the Commercial Supply Costs (as defined below) incurred in accordance with the applicable Commercialization Plan (and the applicable Supply Agreement) for commercial supplies of Product for distribution in the U.S., Janssen Territory and Greater China shall be included in Allowable Expenses.

(e) Certain Definitions. For purposes of this Agreement:

(i) “Clinical Supply Costs” means [***].

(ii) “Third Party Expenditures” means [***].

6.1.4 Global Product Specifications and CQAs. The JMC shall develop and approve global Product specifications (the “Global Product Specifications”) and global critical quality attributes (the “Global CQAs”) for each Product [***] as further described on Schedule 6.1.4. The Global Product Specifications and Global CQAs shall apply to all Product Manufactured for human use in the U.S., Janssen Territory and/or Greater China. For clarity, the Global Product Specifications and Global CQAs shall be directed to characteristics of the Product, and not the process by which the Product is made (and, for clarity, will not require the use of automated processes). [***].

6.2 Supply for U.S. and Janssen Territories.

6.2.1 Phase 1 Supply.

(a) [***]. [***] have primary responsibility for supply of Product for the Initial Phase I Study through [***]; provided that, following the Effective Date, [***] shall use Diligent Efforts promptly to amend [***], and in any case to enter into a related Quality Agreement with [***], in each case so that [***] may obtain its requirements of Product (or material for use in Manufacturing the Initial Product) for the Initial Phase 1 Study directly from [***]. In connection with such amendment of the [***] shall enter into a separate agreement containing reasonable provisions to preserve [***] outside of the Initial Product and to otherwise coordinate [***] with respect to the Initial Product. [***] shall be responsible for the final release of Product Manufactured by [***] testing of such Product (i.e., [***] shall review such test results and approve such Product for release based on such results). The Clinical Supply Costs incurred by [***] in connection with the acquisition of clinical supplies of the Initial Product for the Initial Phase I Study from [***] as Development Costs in accordance with the GDP.

(b) [***]. [***] for Product for use in the Initial Phase I Study [***] for the Initial Phase I Study. [***] shall be responsible for supplying the Product for such purposes on an “as needed” basis from [***] to Manufacture the Product at [***]. The costs associated with the [***] shall be borne by [***] to Manufacture clinical supplies of the Initial Product for use in the Initial Phase I Study shall be [***] as Development Costs in accordance with the GDP.

(c) Cell Collection. [***] shall be responsible for collecting cells from patients at the clinical site(s) for the Initial Phase I Study, storing them and shipping them to [***] Clinical Supply Cost incurred in the collection, testing and shipping of the unprocessed cells from a patient to [***] as Development Costs in accordance with the GDP.

6.2.2 Other Clinical Supply prior to [***].

(a) General. [***] will be responsible for supply of Product for all Development activities under the GDP in the United States and the Janssen Territory beyond the Initial Phase I Study (including the Registration Study for the Initial Product) [***].

(b) Establishment of Manufacturing Facilities in [***].

(i) [***] shall establish in accordance with the Manufacturing Plan [***] for Products in the U.S. and the Janssen Territory, [***].

(ii) The [***] will be a facility that [***] unless the Parties mutually agree that using a [***] would reasonably be expected to delay the projected launch of the Initial Product in the U.S. (which as of the Effective Date is expected to be in the [***] shall initially be [***]. In such event, [***] the Manufacturing Plan. If the Parties use [***] the Parties will use Diligent Efforts to [***].

(iii) [***] shall be established in [***] which may be a site [***].

(iv) The JMC shall review and approve [***] of the Initial Product.

(v) The Manufacturing Plan shall provide for [***] the Products. The FTE Costs, Out-of-Pocket Costs and Third Party Expenditures of [***] incurred in accordance with the Manufacturing Plan shall be Manufacturing Plan Costs for the U.S. or Janssen Territory, respectively, and [***] as described above in Section 6.1.3(c). [***].

(vi) [***] in accordance with the Manufacturing Plan; however following commencement of operations at each such Facility, [***] at such Facility, with the [***], and a reasonable schedule for [***] specified in the Manufacturing Plan. [***] responsibility for management of the Facility (under the oversight of the JMC and in accordance with the Manufacturing Plan), but [***] in the Manufacture of the Product and the operation and management of such Facility.

(vii) [***] will be operated pursuant to an agreement as follows:

(1) If the Facility is [***] after the Effective Date, the Parties shall negotiate and enter into an agreement with respect to [***], as described further below, to commence on the [***] (as defined in Section 6.2.3(a)) for the [***], to commence on the [***] (as defined in Section 6.2.3(a)) for the [***]. Each such agreement is referred to herein as a “Facilities Use Agreement”. The Facilities Use Agreement for the [***] shall (i) contain the key terms set forth in Schedule 6.2.2B and such other terms and conditions as are reasonable or customary under the circumstances and (ii) [***], depending on which type of agreement is most appropriate in light of the terms of the agreement described in clause (i) and the arrangement between the Parties as contemplated under this ARTICLE VI. The Facilities Use Agreement for the [***] shall (i) contain terms similar to the key terms set forth in Schedule 6.2.2B, if such [***], and such other terms and conditions as are reasonable or customary under the circumstances. and (ii) [***], depending on which type of agreement is most appropriate in light of the terms of the agreement described in clause (i) and the arrangement between the Parties as contemplated under this ARTICLE VI. As with [***] of each Facility, each Facilities Use Agreement shall provide for [***] to Manufacture the Products. In the event the Parties are unable to reach agreement regarding any material terms of a Facilities Use Agreement, such matter shall be [***], except to the extent otherwise provided in the Facilities Use Agreement.

(2) If the Facility is [***]. In such event, the Parties shall determine each Party’s responsibilities with respect to [***] of the Agreement.

(c) Key Terms of Manufacturing Operations. The Manufacturing Plan will include operational aspects of Manufacturing the Product in the [***] and shall include the following key operating parameters (together with such other parameters as the JMC determines) with respect to the clinical supplies of Products Manufactured by [***]:

(i) [***] shall be responsible for all required cell collection from patients;

(ii) [***] for all Registration Trials (and, as further described in Section 6.2.3 below, for all commercial supply of Product for the U.S. and Janssen Territory);

(iii) The chain-of-identity of the entire process from [***];

(iv) All Products produced in such Facilities shall comply with the Global Product Specifications and Global Critical Quality Attributes;

(v) All [***] facilities and manufacturing operations will comply with [***];

(vi) If [***] fails or is not able to consistently deliver GMP supplies, then [***] shall have the right to direct remediation, including site correction plans or other manufacturing facilities, and [***] shall use Diligent Efforts to implement such remedial measures as [***].

(d) Supply Costs prior to [***]. For clarity, it is understood that the Clinical Supply Costs incurred by Janssen in connection with the Manufacture of clinical supplies of Product for use in activities under the GDP for the U.S. and Janssen Territory shall be shared as Development Costs.

6.2.3 Commercial Supply and Clinical Supply after [***]. [***] shall be responsible for the Manufacture and supply of Product for commercial use in the U.S. and Janssen Territory (and for use in all further Development in the U.S. and Janssen Territory following [***] in accordance with Section 6.2.3(b) below), with such Manufacturing being carried out at the applicable Facility, as further described in this Section 6.2.3.

(a) Timing of [***] Manufacturing Facilities. Following [***] of the Initial Product in the U.S., [***]. Similarly, upon [***] of the Initial Product in [***]. The date that [***] in accordance with this Section 6.2.3(a) shall be the “[***]” with respect to such Facility.

(b) Manufacturing Responsibilities following [***]. Following the [***] shall be responsible for the Manufacture and supply of [***] to be supplied from the applicable Facility (and for use in all further Development in such territory), all as further described below and in accordance with the Manufacturing Plan (or GDP) and the Product Supply Agreement. [***] shall be responsible for the Manufacture and supply of [***] to be supplied from the applicable Facility (and for use in all further Development in such territory). [***] shall also be responsible for [***] to be supplied from the applicable Facility (and for use in all further Development in such territory). [***] will invoice [***] for the FTE Costs of any personnel supporting the applicable Facility in accordance with Section 6.2.3(b) and the Manufacturing Plan following the [***], and such FTE Costs, together with the FTE Costs of any [***] the applicable Facility shall be included in the Commercial Supply Costs (or Clinical Supply Costs, as applicable), and otherwise shared as Allowable Expenses or Development Costs.

(c) Product Supply Agreements for [***]. [***] contract manufacturing organization (“CMO”) with respect to Manufacture and supply of Product for clinical and commercial use in the territory to be supplied from each Facility, in accordance with a supply agreement and related quality agreement (respectively, the “Product Supply Agreement” and “Product Quality Agreement”) for such Facility to be negotiated in good faith and entered into [***] such Facility. In the event that [***] execute a Product Supply Agreement and related Product Quality Agreement for such Facility by such date, then the terms of such Agreement(s) shall be [***]. Unless [***] the Product Supply Agreement for each Facility will include customary terms and conditions for the supply of cell therapy products, including ordering and forecasting provisions, as well as the following terms set forth below in this Section 6.2.3(d), to the extent consistent with this ARTICLE VI. If determined necessary [***] will execute a separate Product Supply Agreement and Product Quality Agreement for clinical supplies of Products.

(i) Terms Applicable to Personnel at the Facility.

(1) As of the [***], the personnel working at the Facility will be [***] as further described in Section 6.2.2(b)(iv). Following the [***] shall have the right to [***], provided that (x) [***] shall not have the right to [***] at the Facility and (y) the [***] at the Facility (which, unless otherwise mutually agreed, shall be as soon as reasonably practicable).

(2) [***].

(3) The Product Supply Agreement shall include [***] at the Facility.

(4) Unless otherwise [***] shall be employees or contractors of [***] or an Affiliate of [***] shall be employees or contractors of [***] or an Affiliate of [***].

(ii) Terms Applicable to Supply of Product.

(1) [***] will Manufacture at the Facility, and supply to [***] of Products for commercial and clinical use in the territory to be supplied from the Facility. [***] will purchase such commercial supplies of Product at a supply price [***] (the “Commercial Supply Costs”), and [***] will purchase such clinical supplies of Product at a supply price [***] Clinical Supply Costs.

(2) In its Manufacture of the Products for the US and Janssen Territory, [***].

(3) [***] will be responsible for manufacturing release of Product from [***].

(4) All Product Manufactured and supplied to [***] shall comply with the Global Product Specifications and Global CQAs.

(5) [***] shall store all Product at the applicable Facility. The Product will be delivered to the [***].

(6) If [***] fails or is not able to consistently deliver GMP supplies, then [***] shall have the right to direct remediation, including but not limited to site correction plans or other manufacturing facilities, and [***] shall use Diligent Efforts to implement such remedial measures as [***].

(iii) Terms Applicable to Facility and Manufacturing Process.

(1) The chain-of-identity of the entire Product Manufacturing process, [***], shall be GMP/GTP controlled to ensure the Product’s identity and product traceability.

(2) The Facility and all Manufacturing operations in the Facility will comply with [***]. For clarity, as used herein, references to [***].

(iv) Terms Applicable to Other Products. In addition to production of Products for supply to [***], the Facility shall be available for production of other [***] products [***] that are being Developed or Commercialized by a Party in accordance with Section 4.10)], subject to the following, all as determined by [***]:

(1) there is available capacity to manufacture such products in addition to [***] of Products for clinical and commercial use;

(2) such other products can be manufactured within the Facility using (A) [***] and (B) [***] other products supplies at [***] and can be added or deployed without (i) impairing the ability of the Facility to supply all requirements of the Products, (ii) if such Facility is [***] or (iii) [***] the Facility;

(3) the manufacture of such other products in the Facility does not (and is not reasonably expected to) negatively impact [***] of Products or create a [***] of the Products or any other products that are being made on the same premises as the Facility [***];

(4) [***] whose other product is being made in the Facility bears the applicable Commercial Supply Costs or Clinical Supply Costs of such other product (mutatis mutandis, and where references in these definitions to Products will be read to refer to such other product) and a [***] to such other products;

(5) [***] may Manufacture at the Facility, or [***] the Facility to Manufacture, any products [***]; provided that, for clarity, the Manufacture of a product that (A) was Developed in whole or in part by a Party and (B) is being Manufactured for supply to [***].

(6) [***] of other appropriate terms and conditions for the manufacture and supply of such other [***] product.

(d) Unprocessed Cells Supply Agreements for [***]. [***] will collect cells from patients who will be administered Product and deliver such cells to [***] to be used in the Manufacture of Product for clinical and commercial use in the territory to be supplied from each Facility, in accordance with an Unprocessed Cells Supply Agreement and related

Unprocessed Cells Quality Agreement to be [***] such Facility. In the event that the Parties do not execute an Unprocessed Cells Supply Agreement and related Unprocessed Cells Quality Agreement for such Facility by such date, then the terms of such Agreement(s) shall be [***]. Unless the Parties agree otherwise, the Unprocessed Cells Supply Agreement for each Facility will include customary terms and conditions for the collection and delivery of patient cells, as well as the following terms:

(i) [***] will collect, ship and deliver to the Facility, and [***] incurred in accordance with the Manufacturing Plan in the collection, testing and shipping of the unprocessed cells from a patient to the Facility [***] (the “Unprocessed Cells Supply Price”), patient cells necessary to Manufacture [***] of Products for clinical and commercial use in the territory to be supplied from the Facility; and

(ii) the chain-of-identity of the entire Product Manufacturing process, [***], shall be GMP/GTP controlled to ensure the Product’s identity and product traceability.

(e) [***] Supply Agreements for [***]. [***] will be responsible for the Manufacture and supply, either internally or through an Affiliate or Third Party in accordance with the Manufacturing Plan, [***] of Product for clinical and commercial use in the territory to be supplied from each Facility, in accordance with a [***] of such Facility. In the event that the Parties do not execute a [***] for such Facility by such date, then the terms of such Agreement(s) shall be determined by [***]. Unless otherwise agreed by the Parties, the [***] Facility will include will include customary terms and conditions, including ordering and forecasting provisions. Under the [***] will be responsible for the Manufacture and supply, either internally or through an Affiliate or Third Party, of [***] of Products for clinical and commercial use in the territory to be supplied from the Facility.

(f) Supply Costs after [***]. The Commercial Supply Costs or Clinical Supply Costs of Product Manufactured and supplied [***] under the Product Supply Agreement shall be [***], as the case may be. The Finance Working Group will, in good faith, make any changes to this calculation on an as needed basis to ensure that any mark-up on the supply of Products or materials included in the Commercial Supply Costs or Clinical Supply Costs of Product Manufactured and supplied [***] under the Product Supply Agreement shall be [***], such changes to be made in connection with the reconciliation of Development Costs and Pre-Tax Profit or Loss as further described in Sections 7.3 (with respect to Development Costs) and 7.4.1, 7.4.3 and 7.4.5 (with respect to Pre-Tax Profit or Loss) below. Any [***] under a Facilities Use Agreement shall [***] under the Product Supply Agreement or such payments are [***].

(g) If the [***] of the applicable Facilities Use Agreement, [***] of such applicable Facilities Use Agreement. If [***] of such applicable Facilities Use Agreement, such matter shall be subject to [***]; provided, however, that the [***] of the Facilities Use Agreement without [***] consent. If [***], then the applicable Facilities Use Agreement shall be amended to reflect [***]. If [***] the Manufacture of the Products to [***] of the applicable Facilities Use Agreement.

6.2.4 Rights on Termination of this Agreement. In the event of a termination of this Agreement by [***] or a termination of this Agreement by [***], then the following terms of this Section 6.2.4 shall apply.

(a) Term of Facilities Use Agreement. Upon request by [***], if the term of the Facilities Use Agreement has not yet commenced on or before the effective date of termination, then it shall commence as of the effective date of such termination. The term of the Facilities Use Agreement shall be automatically modified to expire, unless earlier terminated by [***] in accordance with the terms of the Facilities Use Agreement, on [***] of the effective date of termination of this Agreement unless extended in accordance with Section 6.2.4(b)(i) (the “Modified Facility Expiration Date”). Notwithstanding the foregoing, if [***] not to extend the term of the Facilities Use Agreement under Section 6.2.3(g), then the Modified Facility Expiration Date shall [***] of the applicable Facilities Lease Agreement, unless extended in accordance with Section 6.2.4(b)(i) below.

(b) Technology Transfer to Alternate Facility.

(i) If [***], then following the effective date of termination of this Agreement, [***] shall use Diligent Efforts to undertake a technology transfer of the Manufacture of the Initial Product (and any other Products) from each Facility to an alternate facility, including selecting an alternate facility for each Facility, establishing a Product Manufacturing process at such alternate facility and obtaining all Regulatory Approvals necessary to manufacture such Products at such alternate facility, in accordance with this Section 6.2.4(b). [***] shall commence such undertaking as soon as reasonably practicable after the effective date of termination of this Agreement. [***] shall use Diligent Efforts to complete a Successful Technology Transfer of the Manufacture of the Initial Product [***] to an alternate facility within [***] from the effective date of termination of this Agreement, to the extent such Successful Technology Transfer can reasonably be completed without causing [***]. The Modified Facility Expiration Date shall be [***] of the effective date of termination of this Agreement in the event that either: (x) notwithstanding [***] of Diligent Efforts to complete a technology transfer of the Manufacture of such Products to an alternate facility, a Successful Technology Transfer is not completed by the end of the then-current term or (y) a Successful Technology Transfer could not completed by the end of the then-current term without causing [***], provided that, in each case (x) and (y), [***] has continued to use Diligent Efforts to effect the transfer (to the extent provided above). For clarity, the Modified Facility Expiration Date shall [***] of the effective date of termination of this Agreement. For purposes of this Agreement, a “Successful Technology Transfer” means that [***] to manufacture the Initial Product [***] alternate facility.

(ii) Upon [***] shall provide consultation and use Diligent Efforts to provide assistance to [***] in connection with the technology transfer until the completion of a Successful Technology Transfer in accordance with the transition plan established by [***].

(c) Allocation of Designated Equipment. Following the effective date of termination of this Agreement, [***] Designated Equipment utilized for the applicable Facility and to [***]. For clarity the Designated Equipment to be [***] at such Facility. In the event that [***] of the Designated Equipment, then [***] Designated Equipment and, if [***] of the Designated Equipment, [***] such Designated Equipment that is [***] of the Designated Equipment for an amount [***] of such Designated Equipment [***] as of the effective date of termination of this Agreement). If any Designated Equipment [***] under this Section 6.2.4(c), [***] Designated Equipment to [***], in which case, (i) if [***] of the Designated Equipment, then the [***], (ii) if [***] of the Designated Equipment, then [***] of the Designated Equipment. In the event that Designated Equipment was treated as [***], the Finance Working Group will determine [***].

(d) Reimbursement of [***]. In the event this Agreement is terminated [***]:

(i) if [***] of the FTE Costs, Out-of-Pocket Costs and Third Party Expenditures [***] incurred by the Parties with respect to the [***] of such Facility (provided, however, that if there is any Excess Amount under Section 7.3.5 that has not yet been recouped by [***] such Excess Amount);

(ii) if [***] Manufacturing Products at such Facility following termination of the Agreement, then [***] of such Facility [***].

(e) Operation of Facility after Termination. Following the effective date of termination of this Agreement with respect to the territory in which a Facility is located, [***] shall have the right to [***] such Facility and to [***] at such Facility as promptly as practicable, in accordance with a transition plan established by the JMC. Notwithstanding the foregoing, if any [***] such Facility as of the effective date of termination of this Agreement, [***] shall continue to have the right to continue to [***] in the Facility [***] in accordance with such transition plan until the Modified Facility Termination Date; provided that [***] shall continue to be responsible for the costs associated with the Manufacture of [***] in the Facility to the extent provided in Section 6.2.3(c)(iv)(4).

(f) Costs Incurred after Termination. Following the effective date of termination of this Agreement, [***] for all FTE Costs and Out-of-Pocket Costs incurred by [***]; provided, however, that [***] any such FTE Costs incurred in providing technology transfer assistance pursuant to Section 6.2.4(b)(ii) during period [***].

(g) Termination Prior to [***]. If the effective date of termination of this Agreement occurs prior to the [***] with respect to a Facility, then in addition to the terms set forth above in Sections 6.2.4(a) through 6.2.4(e), the following shall apply:

(i) [***] the Facility according to the then-current Manufacturing Plan in effect on the date of notice of termination (as the same may be modified thereafter by [***] the Manufacturing Plan Costs associated with [***] for such Facility;

(ii) [***] shall be responsible for [***] for such Facility following the effective date of termination of this Agreement (and, for clarity, [***]); and

(iii) If [***] are being Manufactured in the Facility as of the effective date of termination of this Agreement, [***], to the same extent provided in Section 6.2.3(c)(i).

(h) Termination for Cause. In the event of a termination of this Agreement under Section 12.2 of this Agreement, [***].

(i) Transition. In the event of any termination of this Agreement, the Parties shall cooperate fully to effect a smooth and orderly transition of the applicable Facility consistent with the foregoing provisions of this Section 6.2.4.

(j) Supply Agreements. The terms of the Product Supply Agreement[***] shall be consistent with the foregoing terms of this Section 6.2.4.

6.3 Greater China

6.3.1 Establishment of Manufacturing Facilities in Greater China.

(a) China Manufacturing Facilities. [***] the manufacturing facilities to be used for supply of Products for Development and Commercialization in Greater China, including the clinical manufacturing facility that [***] as of the Effective Date (the “China Manufacturing Facilities”) in accordance with the Manufacturing Plan, and subject to [***] in accordance with Section 6.3.4 below, [***], as further described below. Following the Effective Date, [***] shall have the right to conduct a reasonable and customary audit of the clinical manufacturing facility that [***] as of the Effective Date. The Parties acknowledge that the design of the China Manufacturing Facilities may [***], provided that the Products Manufactured by Legend in the China Manufacturing Facilities for human use shall comply with the applicable Global Product Specifications and Global CQAs, except to the extent that such compliance would require automation of the Product Manufacturing process for Greater China.

(b) Construction. The construction and equipping of each China Manufacturing Facility shall be carried out in accordance with a plan and budget [***] in the Manufacturing Plan. [***] construction plans for the China Manufacturing Facilities, [***] of the construction of such facilities and shall [***] such facilities when ready for clinical and commercial Manufacturing of Products.

(c) Costs. The FTE Costs, Out-of-Pocket Costs and Third Party Expenditures incurred by [***] the Effective Date in the construction and equipping the China Manufacturing Facilities shall, to the extent incurred in accordance with the Manufacturing Plan and to the extent related to the Manufacture of the Products, be Manufacturing Plan Costs for Greater China and [***] as described above in Section 6.1.3(c). Each such item of equipment for which [***] (“Designated China Equipment”) shall be [***] the equipment for the [***] and subject to the applicable terms of this Agreement, provided that [***] of the Designated China Equipment.

6.3.2 Supply of Product from China Manufacturing Facilities.

(a) General. [***] will be responsible for supply of Product for all Greater-China Specific Development Activities in the GDP, and for supply of Product for commercial distribution in Greater China.

(b) Key Terms of Manufacturing Operations. The Manufacturing Plan will include operational aspects of Manufacturing the Product in the China Manufacturing Facilities, and [***] will operate the China Manufacturing Facilities in accordance with the Manufacturing Plan and the following key operating parameters (together with such other parameters as the JMC determines) with respect to the clinical and commercial supplies of Products Manufactured by [***]:

(i) [***] shall be responsible for all required cell collection from patients;

(ii) [***] for use in the Manufacture of clinical and commercial supplies of Product for Greater China;

(iii) the China Manufacturing Facilities and Manufacturing operations in Greater China shall comply with [***] for Greater China, and all Product Manufactured by [***] in such China Manufacturing Facilities for human use shall comply with the Global Product Specifications and Global CQAs, and shall comply with [***] for Greater China;

(iv) [***] shall have the right to monitor the operation of the China Manufacturing Facilities with respect to the Products, by means of customary audits, person-in-the-plant provisions and other customary oversight provisions, which will be set forth in detail in the China Product Quality Agreement;

(v) the chain-of-identity of the entire Manufacturing process of Products for human use, [***], shall be GMP/GTP controlled to ensure the Product’s identity and traceability, to the extent required under [***];

(vi) [***] Products from collection of patient samples through Manufacturing to administration to patients as part of the China Product Quality Agreement; and

(vii) if [***] fails or is not able to consistently deliver GMP supplies of Products, then [***] shall have the right to direct remediation, including site correction plans or other manufacturing facilities.

(c) Product Release. With respect to Initial Product (i) to be supplied to [***] for use in Clinical Studies in Greater China for which [***] is the conducting Party, (ii) to be used in the [***] or (ii) to be supplied to [***] (as described in Section 6.3.3 below), [***] shall be responsible for the final release of such Product based on [***] of the Product (i.e., [***] shall review such test results and approve the Initial Product for release based on such results). In all other cases [***] shall be responsible for the release of Product produced in the China Manufacturing Facilities.

6.3.3 Supply for [***]. The Parties recognize that there may be advantages to [***] China Manufacturing Facilities. Accordingly, if [***] China Manufacturing Facilities would be advantageous in [***] involvement in the logistics of distribution and supply of Product in [***]. In the event that the Parties reach agreement regarding the supply of Product for commercialization in [***], such agreement shall be memorialized in a supply agreement and supplemental quality agreement.

6.3.4 China Product Supply Agreement. Within [***] following the Effective Date, [***] shall negotiate in good faith and enter into a supply agreement and related quality agreement governing [***] the China Manufacturing Facilities for [***] in Greater China in accordance with the GDP (respectively, the “China Product Supply Agreement” and “China Product Quality Agreement”). In the event that the [***] a China Product Supply Agreement and related China Product Quality Agreement within [***] after the Effective Date, then the terms of such Agreement(s) shall be [***]. Unless the Parties agree otherwise, the China Product Supply Agreement will include customary terms and conditions for the supply of cell therapy products, including ordering and forecasting provisions, as well as the terms set forth in Section 6.3.2 and the following terms set forth below in this Section 6.3.4. Pursuant to the China Product Supply Agreement, [***] will Manufacture at the China Manufacturing Facilities, and supply to [***] in conducting Clinical Studies of the Products in Greater China in accordance with the GDP.

6.3.5 Costs of China Product Supplies. The Commercial Supply Costs or Clinical Supply Costs of Product Manufactured and supplied [***] under the China Product Supply Agreement shall be [***], as the case may be.

6.3.6 Other Products. In addition to production of Products for supply [***], the China Manufacturing Facilities shall be available for production of other [***] products [***], subject to the following, all as determined by [***]:

(a) there is available capacity to manufacture such products in addition to [***] of Products for clinical and commercial use;

(b) such other products can be manufactured within the China Manufacturing Facilities using (A) the existing equipment, capacity, space and personnel dedicated to the Products and (B) [***];

(c) the manufacture of such other products in the China Manufacturing Facilities [***] of Products or create a [***] the Products or any other products that are being made on the same premises as the China Manufacturing Facilities [***];

(d) [***] Commercial Supply Costs or Clinical Supply Costs of such other product (mutatis mutandis, and where references in these definitions to Products will be read to refer to such other product) and [***] such other products;

(e) [***] may not Manufacture at the China Manufacturing Facilities [***]; and

(f) [***] of other appropriate terms and conditions for the manufacture and supply of such other [***] product.

6.3.7 Rights upon Termination of this Agreement. Following the effective date of termination of this Agreement, [***] shall have the right to retain [***] any or all Designated Equipment utilized for the China Manufacturing Facility and [***] to the China Manufacturing Facility.

6.4 No Liability for Failure to Supply. Without limiting the remedies available under Section 6.2.2(c)(iv), 6.2.3(c)(ii)(6) and 6.3.2(b)(vii) or the applicable Supply Agreement, so long as the Party responsible for supply of Product or other materials pursuant to this ARTICLE VI uses Diligent Efforts to effect such supply, such Party shall not be liable to the other Party for monetary damages as a result of a shortage of supply such Product or materials in accordance with this ARTICLE VI; provided that the limitation in this Section 6.4 shall not apply with respect to a shortage caused by the gross negligence, intentional misconduct or violation of Law by the responsible Party.

6.5 JMC Authority. The Parties agree that the foregoing does not set forth all of the terms and conditions as may be necessary or appropriate to govern the manufacturing and supply arrangements outlined in this ARTICLE VI. Accordingly, the JMC shall have the authority to determine additional terms or conditions as are reasonably necessary or appropriate with respect to such arrangements, including the establishment and operation of the US Facility and the European Facility, and the orderly transition thereof upon termination or expiration of this Agreement.

ARTICLE VII

FINANCIAL PROVISIONS

7.1 Upfront Payments . In partial consideration of the rights granted to Janssen under this Agreement, Janssen shall make a non-refundable, non-creditable payment of [***] to Legend U.S. within [***] after the Effective Date [***] with respect to the United States (the “U.S. Upfront Payment”) and a non-refundable, non-creditable payment of [***] to Legend Ireland within [***] after the Effective Date [***] with respect to the Janssen Territory and Greater China (the “Ireland Upfront Payment”, and together the “Upfront Payment”).

7.2 Milestone Payments.

7.2.1 Milestone Events. Janssen shall make the non-refundable, non-creditable payments (each, a “Milestone Payment”) to Legend set forth in the table below not later than [***] after Legend delivers an invoice to Janssen upon the first occurrence of the corresponding milestone event set forth below (each, a “Milestone Event”), subject to Sections 7.2.2 through 7.2.8 below. Janssen shall provide notice to Legend within [***] after Janssen’s or its Affiliates’ achievement of any of the Milestone Events.

Milestone Event	Milestone Payment
Initial Milestone Events
1. [***] Milestone Event	[***]
2. [***] Milestone Event	[***]
3. Dosing of the fifth (5th) patient in a Phase 1 Clinical Study in the United States with United States subjects (the “Phase I Milestone”)	US$25 million

4.

5.

6.

7.  Receipt of response data readout from 20 patients in the first Phase 1 Clinical Study in the United States with United States subjects showing at least 50% ORR (the “Initial ORR Milestone”)

US$25 million
Additional Development Events

	First Original GDP Indication	Second Original GDP Indication	[***]	[***]	[***]
8. Dosing of the fifth (5th) patient in a Registration Study of a Product in the United States, EU or Japan	US$30 million	US$30 million	[***]	[***]	[***]
Regulatory Filing Events
	[***]	[***]	[***]	[***]	[***]
9. [***]	[***]	[***]	[***]	[***]	[***]
10. [***]	[***]	[***]	[***]	[***]	[***]
11. [***]	[***]	[***]	[***]	[***]	[***]
Commercialization Approval Events
	[***]	[***]	[***]	[***]	[***]
12. [***]	[***]	[***]	[***]	[***]	[***]
13. [***]	[***]	[***]	[***]	[***]	[***]
14. [***]	[***]	[***]	[***]	[***]	[***]
Additional Milestone Events
15. [***]			[***]
16. [***]			[***]

7.2.2 Definitions. For purposes of Section 7.2.1:

(a) “[***] Milestone Event” means the date on which it is demonstrated that [***].

(b) “[***] Milestone Event” means the date on which it is demonstrated that [***].

(c) “Additional Development Events” means Milestone Event 5 set forth in the table in Section 7.2.1.

(d) “Additional Milestone Events” means Milestone Events 12 and 13 set forth in the table in Section 7.2.1.

(e) “Commercialization Approval Events” means Milestone Events 9, 10 and 11set forth in the table in Section 7.2.1.

(f) “Cost of Goods Sold” or “COGS” means a Party’s reasonable and necessary internal and third party costs incurred in manufacturing or acquisition of product, determined in accordance with Party’s standard cost accounting policies that are in accordance with U.S. generally accepted accounting principles and consistently applied across Party’s manufacturing network to other products that the Party manufactures. “COGS” are comprised of [***], where:

(i) [***];

(ii) [***]; and

(iii) [***].

For the avoidance of doubt, COGS for purposes of Section 7.2.1 shall [***].

(g) [***]

(h) [***]

(i) [***]

(j) “Initial Milestone Events” means Milestone Events 1, 2, 3 and 4 set forth in the table in Section 7.2.1.

(k) “Original GDP Indication” means, subject to Section 7.2.7 each of the following indications:[***]

(l) “Regulatory Filing Events” means Milestone Events 6, 7 and 8set forth in the table in Section 7.2.1.

7.2.3 Each Milestone Payment Paid Only Once. Each Milestone Payment shall be payable only one-time upon the first occurrence of the relevant Milestone Event by the first Product for which the Milestone Event occurred, even if the Milestone Event occurs with respect to more than one Product or multiple times with respect to the same Product.

7.2.4 Milestone Payments for Additional Development Events. Subject to Section 7.2.7, with respect to each Additional Development Event, such Milestone Event shall be deemed to occur:

(a) for the First Original GDP Indication when the fifth (5th) patient is dosed in the first Registration Study of a Product in the United States, EU or Japan for [***];

(b) for the Second Original GDP Indication when the fifth (5th) patient is dosed in the first Registration Study of a Product in the United States, EU or Japan for [***] other than the First Original GDP Indication with respect to which the Additional Development Event previously occurred;

(c) [***];

(d) [***]; and

(e) [***].

For clarity, the Milestone Payments for Milestone Event 5 shall be payable with respect to only [***] that achieve the Additional Development Event, even if the Additional Development Event is achieved by a [***] that achieves the Additional Development Event, even if the Additional Development Event is achieved by a [***].

7.2.5 Milestone Payments for Regulatory Filing Events. Subject to Section 7.2.7, with respect to each Regulatory Filing Event for a particular jurisdiction [***], such Regulatory Filing Event shall be deemed to occur:

(a) [***]

For clarity, the Milestone Payments for each Milestone Events 6, 7 and 8 set forth in the table in Section 7.2.1 for a particular jurisdiction [***] shall be payable with respect to only the [***] that achieve the Regulatory Filing Event, even if the applicable Milestone Event is achieved by [***] that achieves the applicable Milestone Event, even if such Milestone Event is achieved by [***].

7.2.6 Milestone Payments for Commercialization Approval Events. Subject to Section 7.2.7, with respect to each Commercialization Approval Event for a particular jurisdiction [***] such Commercialization Approval Event shall be deemed to occur:

(a) [***]

For clarity, the Milestone Payments for Milestone Events 9, 10 and 11 for a particular jurisdiction [***] shall be payable with respect to only the [***] that achieve the Commercialization Approval Event, even if the Commercialization Approval Event is achieved by [***] that achieves the Commercialization Approval Event, even if the Commercialization Approval Event is achieved by [***].

7.2.7 Skipped Milestones. The following provisions would apply with respect to certain circumstances that could result in one or more of the Milestone Events not being achievable or achieved.[***]

7.2.8 Independent Development Activities. If any Milestone Events are achieved through the performance of Independent Development Activities by a Party in accordance with Section 4.3, the corresponding Milestone Payment shall [***]

7.2.9 Allocation of Certain Milestone Payments. Milestone Payments for Milestone Events 1, 2, 5, 12 and 13 will be allocated [***] and payable to [***] and payable to [***]. Milestone Payments for Milestone Events 3, 4, 6 and 9 shall be payable to [***] Milestone Payments for Milestone Events 7, 8, 10 and 11 shall be payable to [***].

7.3 Shared Costs.

7.3.1 Cost Sharing. Subject to Sections 7.3.5 and 14.2.3 below, Development Costs incurred during the Term by the Parties and their Affiliates shall be borne: (a) 50% by Janssen and 50% by Legend with respect to Development Costs other than Greater China-Specific Development Costs and (b) 30% by Janssen and 70% by Legend with respect to Greater China-Specific Development Costs. Development Costs will not be included in Allowable Expenses for purposes of calculating Pre-Tax Profit or Loss in accordance with the Financial Exhibit, and any amounts included in Allowable Expenses will not be included in Development Costs (and in any case no item of expense shall be counted more than once in Development Costs or Allowable Expenses).

7.3.2 Clinical Studies Involving Other Products of a Party. If any Clinical Studies or other Development activities are conducted under the GDP that involve the use of a product of a Party or its Affiliate, other than a Product, as part of a Combination Regimen or otherwise (i.e. as a comparator or as an induction therapy), the Party whose other product is involved shall supply such other product for purposes of such study or activity [***]. In addition, if the other product involved in such Clinical Study would benefit separately from the results, [***] shall be included as Development Costs (or Allowable Expenses, as applicable) hereunder; provided, however, that [***] shall be included as Development Costs. It is understood this Section 7.3.2 shall not be deemed to limit the requirements of Section 4.2.1.

7.3.3 Costs Reports. Development Costs shall initially be borne by the Party incurring the cost or expense, subject to reimbursement as provided in Section 7.3.4 and subject to Section 7.3.5. Each Party shall calculate and maintain records of Development Costs incurred by it and its Affiliates in accordance with procedures to be established by the Finance Working Group in coordination with the JDC. The procedures for quarterly reporting of actual results, quarterly review and discussion of potential discrepancies, quarterly reconciliation, reasonable cost forecasting, and other finance and accounting matters related to Development Costs will be determined by the Finance Working Group (the “Development Reconciliation Procedures”). Such procedures will provide the ability to comply with financial reporting requirements of each Party. The Development Reconciliation Procedures shall provide that, within [***], each Party shall submit to the Finance Working Group and the JDC a report, in such reasonable detail and format established by the Finance Working Group, of all Development Costs incurred by such Party and its Affiliates during [***] (each, a “Cost Report”). [***] following the receipt of each Cost Report, each Party shall reasonably cooperate to provide additional information related to the other Party’s and its Affiliates’ Development Costs during [***] in order to confirm that such other Party’s spending is in conformance with the approved Development Budget. The Finance Working Group shall establish reasonable procedures for the Parties to share estimated Development Costs for each Calendar Quarter prior to the end of such Calendar Quarter, to enable each Party to appropriately accrue its share of Development Costs for financial reporting purposes.

7.3.4 Reimbursement of Shared Costs.

(a) Subject to Sections 7.3.5 and 14.2.3 below, the Party (with its Affiliates) that incurs more than its share of the total actual Development Costs with respect to [***] shall be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of actual Development Costs in such Calendar Quarter pursuant to Section 7.3.1. Notwithstanding the foregoing, on a [***], the Parties shall not share any Development Costs in excess of the amounts allocated for such [***] period in the Development Budget, except as follows:

(i) Development Costs in excess of the Development Budget shall be included in the calculation of Development Costs to be shared by the Parties to the extent such excess Development Costs [***] Development Costs allocated to be incurred by such Party and its Affiliates in the applicable [***] in accordance with the applicable Development Budget for such [***];

(ii) the Parties shall share any and all Development Costs in excess of the Development Budget, as applicable, to the extent attributable to: [***]. The Party incurring such excess Development Costs will notify [***] of such event giving rise to (or reasonably expected to give rise to) any such excess Development Costs.

If any excess Development Costs are [***] period pursuant to the foregoing sentence, such excess Development Costs shall be [***] and, to the extent the total Development Costs incurred by such Party and its Affiliates for the [***] to such Party under the Development Budget for such [***] period, such [***] shall be included in Development Costs to be shared by the Parties for such [***]

(b) The Development Reconciliation Procedures shall require the Finance Working Group to develop a written report setting forth in reasonable detail the calculation of any net amount owed by Legend to Janssen or by Janssen to Legend, as the case may be, as necessary to accomplish the sharing of Development Costs set forth in Section 7.3.1 and this Section 7.3.4, as well as any reimbursement payments that become due from one Party to the other during such Calendar Quarter pursuant to Section 4.3, andnexispute is resolved by the Finance Working Group. In establishing the Development Reconciliation Procedures, the Finance Working Group shall work to coordinate and harmonize all Reconciliation Procedures to permit for reconciliation, and associated payments, with respect to Development Costs as well as Pre-Tax Profit or Loss within [***].

7.3.5 [***] in the event that [***] as reasonably determined by the Finance Working Group [***], then the [***] shall be borne by [***] on the following terms set forth in this Section 7.3.5, and the reimbursement calculations set forth in Section 7.3.4 and the reconciliation of Pre-Tax Profit or Loss pursuant to the Financial Exhibit shall be [***]. By way of example, see the sample calculations set forth on Schedule 7.3.5.

(a) Definitions.[***]

(b) Annual Cap. The [***].

(c) Annual Reconciliation. The Reconciliation Procedures shall include procedures to reconcile the [***] at the end of each Calendar Year to take into account [***].

(d) Independent Development Activities Amounts. If amounts become due from Legend to Janssen pursuant to Section 4.3.2 or 4.3.3 with respect to Independent Development Activities conducted by Janssen, and milestone payments under Section 7.2 are then due, or concurrently become due, as provided in Section 7.2.8 with respect to such Independent Development Activities, Janssen may offset against such milestone payments all or part of that portion of amounts that are due from Legend pursuant to Section 4.3.2, or that are due pursuant to clause (iv) of Section 4.3.3, in each case with respect to the applicable Independent Development Activities, that would otherwise be [***].

(e) [***]

(f) [***]

(g) [***]

(h) [***]

7.4 Pre-Tax Profit or Loss.

7.4.1 United States Pre-Tax Profit or Loss. The Parties shall share in Pre-Tax Profit or Loss in the United States as follows: Legend U.S. shall bear (and be entitled to) 50%, and Janssen shall bear (and be entitled to) 50%. Each Party’s share of the Pre-Tax Profit or Loss in the United States shall be adjusted on a Calendar Quarter basis to ensure that profits and losses from commercial manufacturing activities and other collaboration activities in the U.S. under this Agreement result in an overall profit and loss 50%/50% split for Janssen and Legend as follows:

With respect to a Party, such Party’s adjusted share of Pre-Tax Profit or Loss for the U.S. equals [***] for the U.S.; and

[***] equals [***] (in accordance with the definitions of such terms).

For clarity, [***] be taken into account when determining Pre-Tax Profit or Loss as described in Section 6.2.3(f).

Procedures for quarterly reporting of actual results and review and discussion of potential discrepancies, quarterly reconciliation, reasonable forecasting, and other finance and accounting matters, to the extent not set forth in the Financial Exhibit, will be established by the Finance Working Group (the “U.S. Reconciliation Procedures”). Such procedures will provide the ability to comply with financial reporting requirements of each Party.

7.4.2 Greater China Pre-Tax Profit or Loss. The Parties shall share in Pre-Tax Profit or Loss in Greater China as follows: Legend Ireland shall bear (and be entitled to) 70%, and Janssen shall bear (and be entitled to) 30%. Procedures for quarterly reporting of actual results and review and discussion of potential discrepancies, quarterly reconciliation, reasonable forecasting, and other finance and accounting matters, to the extent not set forth in the Financial Exhibit, will be established by the Finance Working Group (the “Greater China Reconciliation Procedures”). Such procedures will provide the ability to comply with financial reporting requirements of each Party.

7.4.3 Janssen Territory Pre-Tax Profit or Loss. The Parties shall share in Pre-Tax Profit or Loss in the Janssen Territory as follows: Legend Ireland shall bear (and be entitled to) 50%, and Janssen shall bear (and be entitled to) 50%. Each Party’s share of the Pre-Tax Profit or Loss in the Janssen Territory shall be adjusted on a Calendar Quarter basis to ensure that profits and losses from commercial manufacturing activities and other collaboration activities in the Janssen Territory under this Agreement result in an overall profit and loss 50%/50% split for Janssen and Legend as follows:

With respect to a Party, such Party’s adjusted share of Pre-Tax Profit or Loss for the Janssen Territory equals [***] for the Janssen Territory.

For clarity, [***] be taken into account when determining Pre-Tax Profit or Loss as described in Section 6.2.3(f).

Procedures for quarterly reporting of actual results and review and discussion of potential discrepancies, quarterly reconciliation, reasonable forecasting, and other finance and accounting matters, to the extent not set forth in the Financial Exhibit, will be established by the Finance Working Group (the “Janssen Territory Reconciliation Procedures” and, together with the U.S. Reconciliation Procedures, Greater China Reconciliation Procedures and the Development Reconciliation Procedures, the “Reconciliation Procedures”). Such procedures will provide the ability to comply with financial reporting requirements of each Party.

7.4.4 Quarterly Reconciliation and Payments. The Reconciliation Procedures shall provide that [***] after the end of each Calendar Quarter, each Party shall submit to the Finance Working Group a report, in such reasonable detail and format as is established by the Finance Working Group, of all Net Trade Sales and Allowable Expenses and other amounts necessary to calculate Pre-Tax Profit or Loss for the United States, Greater China and for the Janssen Territory. [***] following the receipt of such report, each Party shall cooperate to provide additional information necessary to permit calculation and reconciliation of Pre-Tax Profit or Loss for the United States, Greater China and for the Janssen Territory for the applicable Calendar Quarter, and to confirm that Allowable Expenses are in conformance with the approved Commercialization Budgets. The Reconciliation Procedures shall provide for the Finance Working Group to develop a written report setting forth in reasonable detail the calculation of Pre-Tax Profit or Loss in the United States, Greater China and in the Janssen Territory for the applicable Calendar Quarter, amounts owed by Legend to Janssen or by Janssen to Legend, as the case may be, as necessary to accomplish the sharing of Pre-Tax Profit or Loss in the United States, Greater China and in the Janssen Territory for the applicable Calendar Quarter, and to prepare such report promptly following delivery of the reports from the Parties as described above in this Section 7.4.4 and in a reasonable time (to be defined in the Reconciliation Procedures) in advance of applicable payments to accomplish the sharing of Pre-Tax Profit or Loss in the United States, Greater China and in the Janssen Territory for the applicable Calendar Quarter. Payments to reconcile Pre-Tax Profit or Loss in the United States, Greater China and the Janssen Territory, and Development Costs, shall be paid [***] after the end of each Calendar Quarter.

7.4.5 Pre-Tax Profit or Loss Adjustment Example. By way of example only, see the sample Pre-Tax Profit or Loss adjustment calculations set forth on Schedule 7.4.5.

7.5 Third Party Intellectual Property. If after the Effective Date, a Party proposes to either: (a) use with or incorporate into a Product Patent Rights or Know-How from a Third Party or (b) to license or acquire rights from a Third Party Patent Rights or Know-How to be used or practiced solely in connection with Exploitation of a Product hereunder, in each case where such use or incorporation would require the payment of amounts to a Third Party or would impose other obligations or conditions with respect to such Exploitation (other than in connection with a settlement of an Infringement Claim pursuant to Section 8.5 (Claimed Infringement) (such licensed or acquired Patent Rights or Know-How referred to in (a) and (b), “Third Party Intellectual Property”), then the following shall apply:

7.5.1 Before using the Third Party Intellectual Property in connection with the Exploitation of a Product (or, in the case of clause (b) above, before licensing or acquiring such Third Party Intellectual Property), the Party proposing to use, incorporate, license or acquire such Third Party Intellectual Property (“Proposing Party”) shall notify the JSC in writing of the Third Party Intellectual Property and provide to the JSC a copy of the contract pursuant to which the Proposing Party licensed or acquired rights to such Third Party Intellectual Property (or, in the case of clause (b) above, any and all financial and other terms proposed by the potential Third Party that would apply if the Third Party Intellectual Property were licensed or acquired and applied to the applicable Product(s)) (such notice, the “Proposing Party Notice”); and

7.5.2 The JSC shall meet to discuss and determine, and shall notify the Proposing Party [***] after receipt of the Proposing Party Notice, whether it approves the use or incorporation of the Third Party Intellectual Property in the Exploitation of the applicable Product(s) in the Field under this Agreement. If the JSC approves the use of such Third Party Intellectual Property, the Parties shall be jointly responsible for all obligations under the contract pursuant to which such Third Party Intellectual Property was licensed or acquired that would accrue based on the practice of such Third Party Intellectual Property for purposes of the Exploitation of Products under this Agreement, provided that to the extent that any payments made by the Proposing Party under the applicable agreement to license or acquire Third Party Intellectual Property are not attributable to Exploiting Products under this Agreement in the U.S., Greater China or Janssen Territory (which determination shall be made by the Finance Working Group), but are attributable to the general licensing or acquisition of rights to such Third Party Intellectual Property, a reasonable portion of such amounts as determined by the Finance Working Group shall be allocated to the Exploitation of Products in the U.S., Greater China and Janssen Territory and taken into account in determining Pre-Tax Profit or Loss (for clarity, the Finance Working Group shall also allocate such amounts between the U.S. and Janssen Territory on the one hand, and Greater China on the other hand, to the extent such amounts are not specific to U.S. or Janssen Territory on the one hand, or Greater China on the other hand). Additionally, with respect to Third Party Intellectual Property, the rights to which have not yet been licensed or acquired, the JSC may designate a Party to use Diligent Efforts to obtain such rights under such Third Party Intellectual Property, with the terms of such license or other agreement (economic or otherwise) to be subject to JSC approval.

7.5.3 Any amounts paid to any Third Party to license or acquire any Third Party Intellectual Property which the JSC has approved for use in the Exploitation of the Products under this Agreement pursuant to this Section 7.5 to the extent attributable to Exploiting Products in the Field in the U.S., Greater China or Janssen Territory (or otherwise allocated thereto by the Finance Working Group pursuant to Section 7.5.2) (“Third Party IP Costs”) shall be taken into account in determining Pre-Tax Profit or Loss as provided in the Financial Exhibit.

7.6 Audits

7.6.1 Each Party shall keep, and cause its Affiliates to keep, complete and accurate records of the items underlying Development Costs, CMC Development Costs, Manufacturing Plan Costs, Allowable Expenses, Other Income, Net Trade Sales, Third Party IP Costs and the other elements required to prepare the reports or calculate payments required by ARTICLE VI, Sections 7.2, 7.3 and 7.4 and the Reconciliation Procedures, and any other payments under this Agreement. Each Party will have the right annually at its own expense to have an independent, certified public accountant, selected by such Party and reasonably acceptable to the other Party, review any such records of the other Party and its Affiliates in the location(s) where such records are maintained by the other Party or its Affiliates upon [***] prior written notice and during normal business hours and under obligations of confidence, for the sole purpose of verifying the basis and accuracy of payments made under ARTICLE VI, Sections 7.2, 7.3 and 7.4 and the Reconciliation Procedures, and any other payments due under this Agreement, within the prior [***]. An audit of the records relating to a particular Calendar Year may be conducted not more than once. For clarity, however, if a discrepancy is identified by the accountant during the course of an audit and the Parties do not agree upon a resolution of such discrepancy, then the auditing Party’s accountant may re-inspect the books and records to the extent reasonably relevant to resolving such discrepancy.

7.6.2 The report of the independent certified public accountant shall be shared with the audited Party prior to distribution to the auditing Party solely for the audited Party to review the report and provide written feedback to the independent certified public accountant. The audited Party shall provide to the auditing Party any such feedback and such report shall be distributed to the auditing Party at the time the audited Party provides such feedback, and in any case [***] after sharing the report with the audited Party. The audited Party shall not otherwise correspond with the independent certified public accountant about such report prior to such report being provided to the auditing Party. The final audit report shall specify whether the amounts paid to the auditing Party during the audited period were correct or, if incorrect, the amount of any underpayment or overpayment. The audit report shall only contain the information relevant to support the statement as to whether the amounts due under this Agreement were calculated and paid accurately and shall not include any confidential or additional information that is ordinarily not included in the reports to the auditing Party disclosed to the auditor during the course of the audit and not necessary to convey information relevant to support the statement as to whether the amounts due under this Agreement were calculated and paid accurately.

7.6.3 If the review of such records reveals that the other Party has failed to accurately report information pursuant to Section 7.3 and 7.4, or the Reconciliation Procedures, or make any payment (or portion thereof) required under this Agreement, then the other Party shall pay, [***] after receipt of the final audit report by the audited Party, to the auditing Party any underpaid amounts due under Sections 7.2, 7.3 and 7.4, or the Reconciliation Procedures, or otherwise due under this Agreement, together with interest calculated in the manner provided in Section 7.10. If any such discrepancies are an underpayment of amounts due under this Agreement [***] of the amounts actually due for any Calendar Year, the other Party shall pay all reasonable costs incurred in conducting such review. If the audited Party disagrees with the findings of the audit report, the Parties will first seek to resolve the matter between themselves, and in the event they fail to reach agreement, the dispute resolution provisions set forth in ARTICLE XIII shall apply.

7.7 Tax Matters.

7.7.1 Each Party will make all payments to each other under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

7.7.1 Any Tax required to be withheld on amounts payable under this Agreement will promptly be paid by the Party making the payment (the “Payor”) on behalf of the Party receiving the payment (the “Payee”) to the appropriate Governmental Authority, and Payor will furnish Payee with proof of payment of such Tax. Any such Tax, to the extent withheld and paid to the appropriate Governmental Authority, shall be treated for all purposes of this Agreement as having been paid to the Payee. Any such Tax required to be withheld will be an expense of and borne by Payee.

7.7.2 The Parties will cooperate with respect to all documentation required by any taxing authority or reasonably requested by either Party to secure a reduction in the rate of applicable withholding Taxes. If the withholding tax rate is reduced according to the provisions of an applicable double tax treaty or regulations applicable thereto, no deduction or withholding shall be made (or a reduced amount shall be deducted or withheld), in each case as applicable, only if the Payor is timely furnished with necessary documents or certification by the Payee issued by the tax authority certifying that the payment is exempt from tax or subject to a reduced tax rate or the Payee otherwise satisfies the requirements to obtain the treaty benefit in question.

7.7.3 If Payor had a duty to withhold Taxes in connection with any payment it made to Payee under this Agreement but Payor failed to withhold, and such Taxes were assessed against and paid by Payor, then Payee will indemnify and hold harmless Payor from and against such Taxes, except to the extent such Taxes resulted from Payor’s negligent failure to withhold; provided, however, that Payor shall only be responsible for such Taxes to the extent such Taxes do not exceed the amount of Tax that Payor Would have withheld if it had received from Payee the documentation necessary to secure any available reduction in the rate of applicable Taxes. If Payor makes a claim under this Section 7.7.3, it will comply with the obligations imposed by Section 7.7.1 as if Payor had withheld Taxes from a payment to Payee.

7.7.4 The Parties acknowledge that Legend has provided to Janssen an IRS Form W-9 with respect to Legend US and agree that no Tax will be withheld from the US Upfront Payment. [***].

7.7.5 “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, withholdings, assessments or fees of any nature (including penalties and additions to tax and interest thereon). “Tax Return” shall mean any return, report, declaration or similar document filed or required to be filed with any Governmental Authority relating to Taxes.

7.8 Tax Returns.

7.8.1 To the extent attributable to any activities in the U.S., the Parties hereby agree to treat the activities giving rise to Pre-Tax Profit or Loss in the U.S. as a partnership (the “U.S. Territory Partnership”) for U.S. federal and state income tax purposes between Janssen and Legend U.S. upon first receipt of Marketing Approval of any Product in the United States. Janssen shall act as the Tax Representative for the U.S. Territory Partnership. The designation of Tax Representative for such partnership will be effective only for activities conducted by the Parties pursuant to this Section 7.8.1. In performing its responsibilities, the Tax Representative shall consider the interests and requests of both Parties, shall consult with Legend U.S. with respect to any material Tax matters with respect to the U.S. Territory Partnership, and except as noted in Section 7.8.3 below, the Tax Representative will not make any tax elections or take any other material actions affecting tax matters of the U.S. Territory Partnership without obtaining the prior written concurrence of Legend U.S., with any disagreements over tax matters resolved by the JSC.

7.8.2 To the extent attributable to any activities in the Janssen Territory and Greater China, the Parties hereby agree to treat the activities giving rise to Pre-Tax Profit or Loss in the Janssen Territory and Greater China as required under the applicable Law of the relevant jurisdiction (the “Ex-U.S. Territory Activities”). The Parties agree that each Party shall be responsible for the filing of such Party’s own Tax Returns and the paying of such Party’s own Taxes with respect to the Ex-U.S. Territory Activities, and shall have no liability whatsoever to the other Party with respect to the filing of any such Tax Returns (including, for the avoidance of doubt, the positions taken on such Tax Returns) and the paying of any such Taxes (except as otherwise required by applicable Law. For each jurisdiction, Legend Ireland and Janssen shall designate either itself or an Affiliate as the relevant party with respect to the Ex-U.S. Territory Activities. For the avoidance of doubt, the Ex-U.S. Territory Activities shall be separate and distinct from the U.S. Territory Partnership, and each Party shall use commercially reasonable efforts in undertaking the activities pursuant to this Agreement in a manner consistent with the foregoing. In the event Janssen assigns, licenses, or sublicenses all or a part of its rights under this Agreement as described in Section 7.8.5 below, each Party shall keep a separate set of books and records with respect to the U.S. Territory Partnership and the Ex-U.S. Territory Activities, as applicable.

7.8.3 The Parties hereby agree that 100% of any deductions for tax purposes, other than deductions that are taken into account for purposes of calculating Pre-Tax Profit or Loss, attributable to amounts paid or incurred by a Party pursuant to this Agreement shall be deductible or amortizable solely by such Party. All Tax Returns reflecting any such amounts shall be filed in a manner consistent with the foregoing.

7.8.4 For every other purpose besides the preparation and reporting of U.S. partnership income tax returns, the Parties understand and agree that their legal relationship to each other under applicable Law with respect to all activities is as set forth in Section 14.8 of this Agreement.

7.8.5 In the event Janssen assigns, licenses, or sublicenses all or a part of its rights under this Agreement with respect to the Ex-U.S. Territory Activities to an Affiliate, the Parties agree to make conforming changes to this Agreement to reflect the proper separation of activities attributable to the U.S. Territory Partnership and the Ex-U.S. Territory Activities.

7.8.6 For purposes of this Agreement:

(a) “Partnership Audit Procedures” means the amendments to the Code that were enacted as section 1101 of the Bipartisan Budget Act of 2015, P.L. 114-74.

(b) “Tax Representative” means the “partnership representative,” as such term is defined in section 6223 of the Code (as amended by the Partnership Audit Procedures).

7.9 Currency Exchange.

7.9.1 Currency of Payments. All payments under this Agreement shall be paid in U.S. Dollars by wire transfer to an account designated by the receiving Party (which account the receiving Party may update from time to time in writing).

7.9.2 Currency Conversion(a) . If any amounts that are relevant to the determination of amounts to be paid under this Agreement or any calculations to be performed under this Agreement are received or paid in a currency other than U.S. Dollars, then such amounts shall be converted to their U.S. Dollar equivalent as follows:[***]

7.10 Late Payments. If either Janssen or Legend shall fail to make a timely payment pursuant to Section 7.2, 7.3, 7.4 or any other provision of this Agreement, any such payment that is not paid on or before the date such payment is due under this Agreement shall bear interest at a rate [***] or the maximum rate allowable by applicable Law, whichever is lower, calculated on the number of days such payment is overdue.

ARTICLE VIII

INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

8.1 Ownership of Inventions.

8.1.1 Sole Inventions. As between the Parties, each Party (or its Affiliate) shall exclusively own all inventions conceived solely by such Party and its Affiliates, and their employees, agents and consultants in the course of such Party’s and its Affiliates’ performance of Development, CMC Development, Manufacturing or Commercialization activities under this Agreement (“Sole Inventions”). Sole Inventions conceived solely by Janssen or its Affiliates or any of their employees, agents and consultants are referred to herein as “Janssen Sole Inventions”. Sole Inventions conceived solely by Legend or its Affiliates or any of their employees, agents and consultants are referred to herein as “Legend Sole Inventions”.

8.1.2 Joint Inventions. The Parties or their Affiliates shall jointly own all inventions conceived jointly by employees, agents and consultants of Janssen and its Affiliates, on the one hand, and employees, agents and consultants of Legend and its Affiliates, on the other hand, in the course of performing Development, CMC Development, Manufacturing or Commercialization activities under this Agreement, on the basis of each Party having an undivided interest in the whole (“Joint Inventions”).

8.1.3 Inventorship. For purposes of determining under this Agreement only whether an invention is a Janssen Sole Invention, a Legend Sole Invention or a Joint Invention, questions of inventorship worldwide shall be resolved in accordance with United States patent laws.

8.2 Prosecution and Maintenance of Patent Rights Globally.

8.2.1 Legend Patent Rights and Joint Patent Rights Prosecution. Legend or its Affiliate shall have the first right, using outside legal counsel selected by Legend and reasonably approved by Janssen (with outside counsel used by Legend as of the Effective Date being deemed approved by Janssen), to prepare, file, prosecute, validate, maintain and extend the Legend Patent Rights and Joint Patent Rights on a global basis. Within thirty (30) days after the Effective Date, Legend shall provide Janssen with copies of the prosecution histories of the Legend Patent Rights, and shall thereafter promptly provide Janssen with copies of all correspondence to or from the USPTO, EPO and equivalent patent offices in foreign jurisdictions, relating to the Legend Patent Rights and Joint Patent Rights directed to the composition, manufacture, or use of Licensed CARs or Products. Legend or its Affiliate shall take into account and consider in good faith Janssen and its Affiliates’ interests (regarding Licensed CARs or Products) and requests regarding the filing, prosecution and maintenance of Patent Rights under this Section 8.2.1. If Legend or its Affiliate, prior or subsequent to filing patent applications that would constitute any Legend Patent Rights or Joint Patent Rights, elects not to file, prosecute or maintain such patent applications or ensuing patents within the (i) Legend Patent Rights to the extent the same pertain to Licensed CARs or Products or Joint Patent Rights, Legend shall give Janssen notice thereof within a reasonable period prior to allowing such patent applications or patents to lapse or become abandoned or unenforceable, and Janssen or its Affiliate shall thereafter have the right, but not the obligation, to prepare, file, prosecute and maintain patent applications and patents concerning all such inventions and discoveries, to such extent. In the event that Janssen or its Affiliate assumes responsibility for such Legend Patent Rights or Joint Patent Rights pursuant to this Section 8.2.1, Legend and its Affiliates shall reasonably cooperate with Janssen in maintaining and prosecuting such Patent Rights.

8.2.2 Janssen Patent Rights Prosecution. Janssen or its Affiliate shall have the first right, using in-house or outside legal counsel selected by Janssen and mutually acceptable to each Party, to prepare, file, prosecute, validate, maintain and extend the Janssen Patent Rights on a global basis and a second such right as to Joint Patent Rights as described in Section 8.2.1. Janssen shall promptly provide Legend with copies of all correspondence to or from the USPTO, EPO and equivalent patent offices in foreign jurisdictions, relating to all Janssen Patent Rights, if any, directed to the composition, manufacture, or use of Licensed CARs or Products. Janssen shall take into account and consider in good faith Legend and its Affiliates’ interests (regarding Licensed CARs or Products) and requests regarding the filing, prosecution and maintenance of Patent Rights under this Section 8.2.2. If Janssen or its Affiliate, prior or subsequent to filing patent applications that would constitute any Janssen Patent Rights, elects not to file, prosecute or maintain such patent applications or ensuing patents within the Janssen Patent Rights, to the extent the same pertain to Licensed CARs or Products, Janssen shall give Legend notice thereof within a reasonable period prior to allowing such patent applications or patents to lapse or become abandoned or unenforceable, and Legend or its Affiliate shall thereafter have the right, but not the obligation, to prepare, file, prosecute and maintain patent applications and patents concerning all such inventions and discoveries, to such extent. In the event that Legend or its Affiliate assumes responsibility for such Janssen Patent Rights pursuant to this Section 8.2.2, Janssen and its Affiliates shall reasonably cooperate with Legend in maintaining and prosecuting such Patent Rights.

8.2.3 Maintenance and Prosecution Costs. All reasonable Patent Costs incurred by the Parties and their respective Affiliates with respect to Legend Patent Rights, Janssen Patent Rights and Joint Patent Rights that Cover the Products shall be [***] with respect to Joint Patent Rights, Legend Patent Rights or Janssen Patent Rights for which it would otherwise be [***] under this Section 8.2.3 by giving the other Party [***] prior written notice of such election identifying the specific Joint Patent Rights, Legend Patent Rights or Janssen Patent Rights to which such election pertains, in which event: (a)

if [***] provides such notice with respect to any [***] shall no longer be included within any license granted to [***] under this Agreement, (b) if [***] provides such notice with respect to any [***] shall no longer be included within any license granted to [***] under this Agreement and (c) if [***] provides such notice with respect to any [***] shall no longer be included within the license grant to [***].

8.2.4 Cooperation. Each Party agrees to reasonably cooperate, and to cause its Affiliates to cooperate, with the other with respect to the preparation, filing, prosecution, validation, extension (pursuant to Section 8.6) and maintenance of Patent Rights pursuant to this Section 8.2. The Party responsible for preparing, filing, prosecuting or maintaining Patent Rights in accordance with Section 8.2.1 or 8.2.2 shall provide the other Party with advance copies (which may be in draft form) of all material filings as well as copies of all material correspondence from the relevant patent office, in each case relating to such Patent Rights, and shall consider in good faith all comments from such other Party relating to such filings and correspondence. Legend shall also provide Janssen with reasonable prior notice and opportunity to review and comment and shall consider in good faith all reasonable comments from Janssen on any proposed prosecution of Legend Patent Rights or any other Patent Rights that claim priority to or common priority with any of the Legend Patent Rights, including any continuations, continuations-in-part, divisions, or substitute applications, any patents issued or granted from any such patent applications, and any reissues, reexaminations, renewals or extensions (including by virtue of any supplementary protection certificates) of any such patents, and any confirmation patents or registration patents or patents of addition based on any such patents, and all foreign counterparts or equivalents of any of the foregoing. At the request of the other Party, the Party responsible for preparing, filing, prosecuting, validating, maintaining and extending a Patent Right shall make reasonable efforts to separately prosecute subject matter solely related to the Licensed CARs or Products separate from other subject matter which may be disclosed or claimed in any Patent Right hereunder, to the extent it may reasonably do so without jeopardizing or impairing any such Patent Rights.

8.3 Third Party Infringement. Each Party shall promptly notify the other of any apparent, threatened or actual infringement by a Third Party of any Legend Patent Rights, Janssen Patent Rights or Joint Patent Rights of which it becomes aware, to the extent such infringement is by a Licensed CAR or Product or pertains to a CAR T-Cell Therapy within the Field utilizing a CAR directed to BCMA (an “Infringement”).

8.3.1 Enforcement in the United States and Janssen Territory.

(a) If an Infringement in the United States or Janssen Territory is with respect to any [***] that (i) also Cover subject matter [***], and (ii) do not Cover the [***] may institute or undertake an Infringement Action (as defined below) with respect to such [***] with respect to such Infringement and if so, [***] shall have the right to do so and other matters pertaining to such an Infringement Action. Unless otherwise [***], paragraphs (b) through (c) below shall apply to such Infringement Action with respect to such [***] (mutatis mutandis, in the event the [***] will initiate and undertake such Infringement Action).

(b) [***] shall have the first right to institute infringement suits or take other action under the [***], in each case to the extent the same is directed to an Infringement, including defense of a declaratory judgment action with respect to a potential Infringement [***] (each, an “Infringement Action”), in each case in the [***] shall have the right to institute such suit or other appropriate action in the name of [***].

(c) In the event that [***] institutes or undertakes an Infringement Action in accordance with Section 8.3.1(b) [***] shall, and shall cause its Affiliates to, cooperate fully with [***] in its efforts to protect such [***], in each case with respect to such Infringement Action. Further, [***] shall have a right, in [***], to join or otherwise participate in such Infringement Action with legal counsel selected by [***] apprised in writing of such Infringement Action and shall consider and take into account [***] reasonable interests and requests regarding such Action.

(d) In the event that [***] does not institute or undertake an Infringement Action in [***] such Infringement Action may be brought, [***] may institute or undertake and thereafter control such Infringement Action. In such event, [***] shall have the right, but not the obligation, to institute or undertake such suit or other appropriate Infringement Action in the name of [***].

8.3.2 Conduct of Patent Litigation Under the Biologics Price Competition and Innovation Act. If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA or equivalent in any other jurisdiction pertaining to and naming a Product as a reference product (a “Biosimilar Application”) or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), such Party shall, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA or equivalent in any other jurisdiction. If either Party receives any equivalent or similar certification or notice in any other jurisdiction, such Party shall, within [***], notify and provide the other Party with copies of such communication. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, (a) with respect to [***] an Infringement Action against the filer of the Biosimilar Application, including whether or not to utilize, in whole or in part, the procedures provided in Section 351 of the PHSA or equivalent in any other jurisdiction in [***] and (b) with respect to [***] an Infringement Action against the filer of the Biosimilar Application, including whether or not to utilize, in whole or in part, the procedures equivalent to those provided in Section 351 of the PHSA in [***]. If such Party institutes any such Infringement Action, then [***]. Notwithstanding the foregoing, prior to [***] initiating such an Infringement Action with respect to a [***] shall determine whether such an Infringement Action with respect to a [***] shall be initiated, and if so, which Party shall have the right to initiate and undertake such Action and other matters pertaining to such Action.

8.3.3 Enforcement in China.

(a) As between the Parties, [***] Infringement Actions under the [***], in each case to the extent the same is directed to an Infringement in Greater China. [***] such suit or other appropriate action in the name of [***].

(b) In the event that [***] Infringement Action in accordance with Section 8.3.3(a), [***] in any such Action, if required. Further, [***] in such Infringement Action with legal counsel selected by [***] of such Action and shall [***] regarding such Infringement Action.

(c) In the event that [***] an Infringement Action in Greater China for [***] such Infringement Action, provided that prior to doing so, [***]. In such event, [***] Infringement Action in the name of [***].

8.3.4 Cooperation. In any Infringement Action brought under the Legend Patent Rights, Janssen Patent Rights or Joint Patent Rights in any jurisdiction, each Party shall, and shall cause its Affiliates to, reasonably cooperate with each other, in good faith, relative to the other Party’s efforts to protect the Legend Patent Rights, Janssen Patent Rights and Joint Patent Rights and shall agree to be a party to such Infringement Action, if necessary. Notwithstanding the above, [***]. Furthermore, Legend shall provide Janssen with reasonable prior notice and opportunity to review and comment and shall consider in good faith all reasonable comments from Janssen on any proposed arguments asserted or to be asserted in any enforcement action in the United States or Janssen Territory of any Legend Patent Rights other than an Infringement Action.

8.3.5 Conduct of Certain Actions; Costs. The Party initiating or undertaking an Infringement Action under this Section 8.3 shall have the sole and exclusive right to select counsel, mutually acceptable to the Parties (approval of such counsel not to be unreasonably withheld, conditioned or delayed), for any suit initiated by it pursuant to this Section 8.3. If required under applicable Law in order for the initiating Party to initiate or maintain such Infringement Action, the other Party or its Affiliate shall join as a party to the Action. Such other Party shall offer reasonable assistance to the initiating Party in connection therewith at no charge to the initiating Party except for reimbursement of reasonable Out-of-Pocket Costs that are incurred in rendering such assistance. The Out-of-Pocket Costs that are reasonably incurred by either the initiating Party or the other Party in connection with any Infringement Action pursuant to Section 8.3, including the reasonable fees and expenses of the counsel selected by the initiating Party, and the reasonable Out-of-Pocket Costs that are incurred by the other Party or its Affiliate in connection with such Action shall be included in the Shared Patent Costs. The other Party shall have the right to participate and be represented in any such suit by its own counsel.

8.3.6 Recoveries(a) . With respect to any Infringement Action initiated pursuant to this Section 8.3, any recovery obtained as a result of any such proceeding, by settlement or otherwise, shall be applied in the following order of priority:[***].

8.4 Patent Invalidity Claims.

8.4.1 Right to Respond. If during the Term a Third Party initiates a patent opposition, reexamination, or other proceeding in the US Patent Office, European Patent Office or foreign equivalent, asserting that Legend Patent Rights, Janssen Patent Rights or Joint Patent Rights Covering Licensed CAR or the Product are invalid or otherwise unenforceable    (an “Invalidity Claim”), the Parties shall mutually agree upon which Party shall control the response to such Invalidity Claim. If the Parties do not mutually agree upon which Party shall control the response, [***]. For the avoidance of doubt, any response to a Third Party declaratory judgment action with respect to the Legend Patent Rights, Janssen Patent Rights or Joint Patent Rights or a counterclaim of invalidity or unenforceability made in the context of an Infringement Action, to the extent the same pertains to a potential Infringement, shall be deemed an Infringement Action and shall be governed by Section 8.3.

8.4.2 Conduct of Certain Actions; Costs. The non-controlling Party shall cooperate with the controlling Party in the preparation and formulation of a response to an Invalidity Claim, and in taking other steps reasonably necessary to respond, to such Invalidity Claim. The controlling Party shall have the sole and exclusive right to select counsel for the response to such Invalidity Claim. The Out-of-Pocket Costs in defending, and providing requested assistance in the defense of, such Invalidity Claim shall be included in Shared Patent Costs. The non-controlling Party shall also have the right to participate and be represented relative to such proceeding by its own counsel at its own expense. The controlling Party shall not settle or compromise any Invalidity Claim [***]. To the extent any amounts are paid in settlement of such Invalidity Claim, the same shall be shared by the Parties as part of Pre-Tax Profit or Loss.

8.5 Claimed Infringement. Each of the Parties shall promptly notify the other in the event that any Third Party files any suit or brings any other action alleging patent infringement by Janssen or Legend or any of their respective Affiliates with respect to the Development, Manufacture, Commercialization or use of any LCAR-B38M Equivalent or Product (any such suit or other action referred to herein as an “Infringement Claim”). In the event of any Infringement Claim, the Parties shall promptly, and within [***] of written notice from either Party to the other thereof, discuss which Party shall control the response to such Infringement Claim, and if the Parties do not mutually agree upon which Party shall control, then [***]. Upon the request of the Party controlling the response to the Infringement Claim, the other Party shall reasonably cooperate with the controlling Party at the controlling Party’s expense in the reasonable defense of such Infringement Claim. The other Party will have the right to consult with the controlling Party concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation at its own expense. The damages or recovery obtained by the Third Party asserting such Infringement Claim shall be included as Allowable Expense and the Out-of-Pocket Costs in defending, and providing requested assistance in the defense of, such Infringement Claim shall be included in Shared Patent Costs; provided that any amounts paid in settlement of an Infringement Claim shall not be included in Allowable Expenses unless such settlement was approved by the JSC.

8.6 Patent Term Extensions. Janssen shall have the sole discretion, after consultation with the JSC, to determine which Legend Patent Rights, Janssen Patent Rights or Joint Patent Rights, if any, are extended pursuant to U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of Member States of the EU and other similar measures in any other country in the Janssen Territory. Legend and Janssen shall each cooperate and use reasonable efforts to gain such patent term extension. All filings for such extensions shall be made by the Party responsible for the prosecution of such Patent Rights. Notwithstanding the above, Janssen shall not extend, or enable a Third Party to extend, any Legend Patent Rights or Joint Patent Rights for a Product other than the Initial Product without the prior written consent of Legend.

8.7 Trademarks.

8.7.1 Selection of Product Trademarks. The JSC shall select and approve trademark(s) and service mark(s) to be used in connection with the Commercialization of the Products in the U.S., Janssen Territory and Greater China (“Product Trademarks”). The Parties expect to use the same Product Trademarks in the U.S., Janssen Territory and Greater China. If the JSC does not approve a global Product Trademark, Section 2.8.2(b) shall not apply and, instead, Janssen shall select a Product Trademark for the U.S. and Janssen Territory, and Legend shall select a Product Trademark for Greater China.

8.7.2 Ownership of Product Trademarks. Janssen shall own and retain all rights to Product Trademark(s) in the U.S. and Janssen Territory, and all goodwill associated therewith throughout the U.S. and Janssen Territory, and Legend shall own and retain all rights to Product Trademark(s) in Greater China, and all goodwill associated therewith throughout Greater China. Each Party shall own rights to any Internet domain names incorporating the Product Trademark(s) owned by such Party or any variation or part of such Product Trademark(s) as its URL address or any part of such address.

8.7.3 Trademark License. Janssen hereby grants, and shall cause its Affiliates to grant, to Legend a royalty-free, fully paid up, co-exclusive license to use the Product Trademark(s) and Internet domain names described in Section 8.7.2 solely for the purpose of Commercializing the Product in the U.S. and the Janssen Territory in the Field in accordance with this Agreement.

8.7.4 Product Trademarks and Co-Branding. Unless otherwise agreed by the Parties, all packaging materials, labels and Promotional Materials relating to Products in the Field shall display the Product Trademark(s) and no other product-specific trademarks or branding. In addition, all such materials used in the U.S. and Janssen Territory shall display the trade names of both Janssen and Legend in equal size and prominence, to the extent permitted by applicable Law, as determined by the JSC. The trade dress, style of packaging and the like with respect to each Product in the Field within the U.S. shall be approved by the USCC. The trade dress, style of packaging and the like with respect to each Product in the Field within the Janssen Territory shall be approved by the JSC.

8.7.5 Enforcement. In the event either Party becomes aware of any infringement of any Product Trademark by a Third Party, such Party shall promptly notify the other Party. Janssen shall be responsible in its sole discretion for all such enforcement efforts, including the cost thereof, for infringements in the U.S. and Janssen Territory, and Legend shall be responsible in its sole discretion for all such enforcement efforts, including the cost thereof, for infringements in Greater China, and each Party shall keep the other reasonably informed of such efforts. Upon either Party’s request, the other shall reasonably cooperate with the requesting Party in such enforcement efforts.

ARTICLE IX

CONFIDENTIALITY AND PUBLICITY

9.1 Non-Disclosure and Non-Use. During the Term and for a [***], the Party (the “Receiving Party”) receiving or holding Confidential Information of the other Party (the “Disclosing Party”) shall, and shall cause its Affiliates to: (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own confidential or proprietary information of similar kind and value (but no less than reasonable efforts); (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted in Sections 9.3 and 9.4; and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, including those expressly permitted in Sections 9.3 and 9.4, or to exercise its rights or perform its obligations under this Agreement (it being understood that this ARTICLE IX shall not create or imply any rights or licenses not expressly granted under this Agreement). As used herein, “Confidential Information” shall mean all non-public or proprietary information disclosed orally, visually, in writing or other form by or on behalf of a Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such Party) pursuant to or in connection with this Agreement, whether prior to, on or after the Effective Date. The Parties agree that all Data and Know-How within the Collaboration Intellectual Property shall also be deemed the Confidential Information of both Parties, regardless of whether such Data or Know-How is disclosed by one Party to the other Party.

9.2 Exceptions. The obligations in Section 9.1 shall not apply to the extent of any portion of the Confidential Information that the Receiving Party can show by competent written evidence:

(a) is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party under this Agreement;

(b) is known to the Receiving Party or any of its Affiliates (to the extent the use and disclosure thereof is not restricted by any obligation to the Disclosing Party or a Third Party), prior to disclosure to the Receiving Party or any of its Affiliates by the Disclosing Party;

(c) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party that, to the Receiving Party’s knowledge after due inquiry, is not bound by a duty of confidentiality to the Disclosing Party or restriction on its use, to the extent the Receiving Party has the right to use and disclose such information;

(d) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or any of its Affiliates in violation of this Agreement, generally known or available to the public, either before or after it is disclosed to the Receiving Party by the Disclosing Party; or

(e) is independently discovered or developed by or on behalf of the Receiving Party or any of its Affiliates, in each case without the use of or reference to the Confidential Information of the Disclosing Party.

9.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information of the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances, or to the extent permissible under the other applicable provisions of this Agreement:

(a) filing, prosecuting, maintaining, enforcing or defending Patent Rights as permitted by and in accordance with this Agreement;

(b) as reasonably required in generating Regulatory Documentation and filing for and obtaining Regulatory Licenses for the Product as permitted by this Agreement;

(c) prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

(d) complying with applicable Law (including regulations promulgated by securities exchanges, but subject to Section 9.4) or court or administrative orders;

(e) complying with any obligation under this Agreement;

(f) in communications with existing or bona fide prospective acquirers, merger partners, financing sources, investment bankers, lenders or investors, and consultants and advisors of the Receiving Party in connection with transactions or bona fide prospective transactions with the foregoing or in other similar corporate or financing transactions, in each case on a need-to-know basis and under appropriate confidentiality provisions substantially equivalent to those of this Agreement; provided, however, that the Receiving Party shall remain responsible for any violation of such confidentiality provisions by any Third Party receiving such Confidential Information; and provided, further, however, that if the Third Party recipient is pharmaceutical or biotechnology company, the Receiving Party shall not disclose any Confidential Information that is [***]; or

(g) to its Affiliates and existing or prospective (sub)licensees, subcontractors, consultants, agents, advisors and others, in each case to the extent reasonably necessary or useful for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, each of whom prior to disclosure must be bound under a written agreement containing confidentiality and non-use provisions that are consistent with those set forth in this Agreement, provided that the Receiving Party shall remain responsible for any violation of the confidentiality and non-use provisions in this Agreement by any Person who receives Confidential Information pursuant to this Section 9.3(g) (as if such Person was directly bound by such provisions).

If and whenever any Confidential Information is disclosed in accordance with this Section 9.3, such disclosure shall not cause any such information to cease to be Confidential Information for purposes of this Agreement, except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, in the event a Party intends to make a disclosure of the other Party’s Confidential Information pursuant to Section 9.3(c) or Section 9.3(d) (other than to comply with Securities Disclosure Obligations, which disclosures are covered by Section 9.4.2), it will, except where impracticable or not legally permitted, give [***] days’ advance notice (or, if [***] days’ notice is not possible under the circumstances, reasonable advance notice) to the other Party of such disclosure, give the Disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure (but no less than reasonable efforts). In addition, the Parties and their respective Affiliates (and each employee, representative, or other agent of the Parties) may disclose to any and all persons, without limitation of any kind, the United States federal tax treatment and tax structure of the transactions set forth in this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Parties or their respective Affiliates relating to such tax treatment and tax structure.

9.4 Confidential Terms.

9.4.1 This Agreement and all of the respective terms of this Agreement shall be treated as Confidential Information of each Party. In addition to the disclosures permitted under Section 9.3, either Party may disclose the terms of this Agreement and other information relating to this Agreement or the transactions contemplated by this Agreement, including information relating to the Products: (a) to certain Third Parties in accordance with Section 9.3(f); (b) to the extent required, in the reasonable opinion of such Party’s counsel, to comply with the rules, requirements and regulations (the “Securities Disclosure Obligations”) promulgated by the United States Securities and Exchange Commission or the Nasdaq Stock Market, Hong Kong Stock Exchange or similar security Governmental Authorities or stock market in other countries (“Securities Authority”).

9.4.2 If a Party intends to disclose this Agreement or any of its terms or other such information in accordance with clause (b) of Section 9.4.1, such Party will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure and seek confidential treatment of portions of this Agreement or such terms or information. The Parties will use reasonable efforts in connection with such disclosure to seek the confidential treatment of any such provision or information. The Parties shall cooperate, each at its own expense, in such disclosure, including without limitation such confidential treatment request. The Parties will reasonably cooperate in responding promptly to any comments received from the Securities Authority with respect to such disclosure in an effort to achieve confidential treatment of redacted provisions or information; provided, however, that a Party shall be relieved of such obligation to seek confidential treatment for a provision or information requested by the other Party if such treatment is not achieved after the second round of responses to comments from the Securities Authority.

9.5 Publicity.

9.5.1 Initial Press Releases. Each Party may, but is not obligated to, make a public announcement of the execution of this Agreement in the forms attached as Schedule 9.5.1A and Schedule 9.5.1B to this Agreement, which shall be issued in a mutually agreed way, after the Effective Date, while adhering to both Parties’ obligations under the respective local stock market and other legal regulations.

9.5.2 Further Publicity. Except as required to comply with applicable Law or as permitted by Section 9.3, 9.4 or 9.5.1, (i) if either Party intends to issue any press release or make other public statement disclosing any results or developments regarding the Products in the Field or other activities in connection with this Agreement, it shall give the other Party a reasonable opportunity to review and comment [***] and shall consider any such comments in good faith and in the case of press releases, (ii) shall not issue such press release without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. If a Party intends to issue such a press release or other public statement as required to comply with applicable Law, such Party will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure. Notwithstanding the foregoing, once information relating this Agreement has been publicly disclosed as permitted under this Agreement, neither Party shall be required to obtain the other Party’s consent or provide notice of its further public disclosure, provided that such information remains accurate and not misleading in all material respects at the time of such further public disclosure. The Parties shall not proactively or reactively make any statements to the media on [***] unless both Parties agree. If both Parties intend to issue press releases or make other public statements with respect to the same event or matter, then the Parties shall cooperate in good faith with respect to the timing of such releases or statements.

9.6 Prior Non-Disclosure Agreement. As of the Effective Date, the terms of this ARTICLE IX shall supersede the Mutual Confidentiality Agreement by and between Janssen Research & Development, LLC and Legend Biotech Co. Ltd. dated as of June 6, 2017 and the confidentiality terms of that certain letter agreement between the same entities dated on or about August 28, 2017. Any information disclosed pursuant to either of such agreements by a Party or its Affiliates that was deemed “Confidential Information” under either of such agreements shall be deemed Confidential Information of such Party under this Agreement.

9.7 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that may result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this ARTICLE IX. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this ARTICLE IX.

9.8 Publications.

9.8.1 Global Publication Strategy. The JDC shall develop, and the JSC shall approve, a global publication strategy for the Development, CMC Development and Commercialization activities related to the Products in the Field (the “Global Publication Strategy”) that is consistent with the GDP, CMC Development Plans and the Commercialization Plans. The Parties agree that the Global Publication Strategy shall permit the Parties to publish the results of the Clinical Studies for the Product in the Field in scientific journals and to provide public notice consistent with industry practices including at least as much notice as stated in the Johnson & Johnson Policy of the Registration and Reporting of Results of Johnson & Johnson Pharmaceutical Company Sponsored Clinical Studies. The publication and presentation of the results of Development and CMC Development carried out on the Products in the Field shall be governed by the Global Publication Strategy, and the Parties shall conduct such publication activities in accordance with the Global Publication Strategy. The Parties acknowledge that Legend has entered into agreements with Third Party clinical investigators prior to the Effective Date which permit such Third Parties to make publications regarding Products, and agree that the Global Publication Strategy shall reasonably accommodate the ability of Third Party clinical investigators, academic institutions and other similar entities to make such publications. Notwithstanding the foregoing (or Section 9.8.2 below), the Global Publication Strategy shall not be construed to limit a Party’s rights to make disclosures pursuant to Section 9.5 above.

9.8.2 Approval of Publications. Prior to publishing or presenting the results of any Clinical Studies involving the Products, each Party (the “Publishing Party”) shall provide to the other Party (the “Reviewing Party”) a copy of any proposed abstracts, manuscripts or summaries of presentations that such Publishing Party intends to publish or present (“Proposed Publications”). Each Party shall designate a Person or Persons who shall be responsible for reviewing (or having reviewed) all Proposed Publications submitted by the other Party. [***] a Reviewing Party’s designated Person shall notify the Publishing Party in writing whether the Reviewing Party has an objection to the Proposed Publications because the Reviewing Party reasonably believes it needs to seek patent protection. If a Reviewing Party notifies a Publishing Party that it has such an objection, the Publishing Party shall reasonably cooperate with the Reviewing Party to address such concern and, upon the Reviewing Party’s request, shall delay publication in order to enable the preparation and filing of a patent application on any patentable subject matter described in the manuscript for [***]; provided, however, that such delay shall not prejudice a Party’s timely prosecution and maintenance of its intellectual property rights hereunder. The Publishing Party shall reasonably consider any other suggestions of the Reviewing Party that are provided in a timely manner and, after doing so and after [***] requested for filing of a patent application, may proceed with the Proposed Publication. With respect to any proposed abstracts, manuscripts or summaries of presentations that investigators or other Third Parties propose to publish or present, such materials shall be subject to review under this Section 9.8.2, to the extent that Legend or Janssen, as the case may be, has the right to do so.

ARTICLE X

REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

10.1 Representations of Authority. Legend and Janssen each represents and warrants to the other Party that, as of the Effective Date, it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement and that it has the right to grant to the other the licenses and sublicenses granted pursuant to this Agreement.

10.2 Consents. Legend and Janssen each represents and warrants to the other Party that, except for any Regulatory Licenses, pricing or reimbursement approvals, manufacturing approvals or similar approvals necessary for the Exploitation of the Products, all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by it as of the Effective Date in connection with the execution, delivery and performance of this Agreement (as contemplated as of the Effective Date) have been obtained by the Effective Date, except for those that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Exploitation of the Products.

10.3 No Conflict. Legend and Janssen each represents and warrants to the other Party that, notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement by such Party, the performance of such Party’s obligations hereunder (as contemplated as of the Effective Date) and the licenses and sublicenses to be granted by such Party pursuant to this Agreement (i) do not conflict with or violate in any material respect any requirement of Laws existing as of the Effective Date and applicable to such Party and (ii) do not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date, except, in each case, for those conflicts, violations, breaches or defaults that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Exploitation of the Products.

10.4 Enforceability. Legend and Janssen each represents and warrants to the other Party that, as of the Effective Date, this Agreement is a legal and valid obligation binding upon it and is enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding in equity or at law).

10.5 Additional Representations and Warranties of Legend. Legend represents and warrants to Janssen that, as of the Effective Date:

10.5.1 Neither Legend nor any of its Affiliates is party to any license agreement with a Third Party in effect on the Effective Date pursuant to which Legend (or their respective Affiliates) is obligated to pay any amount to such Third Party for the practice of any intellectual property rights with respect to Legend’s (or their respective Affiliates’) Development, Manufacture or Commercialization of the Initial Product in the Field pursuant to the Agreement.

10.5.2 Legend or one of its Affiliates is the sole and exclusive owner of, or otherwise Controls, the Legend Intellectual Property. Legend has all rights necessary to grant the licenses under the Legend Intellectual Property that it grants to Janssen in this Agreement.

10.5.3 Legend has not previously (i) licensed, assigned, transferred, or otherwise conveyed any right, title or interest in, to or under the Legend Patent Rights, or (ii) otherwise granted any rights, in each case to any Third Party in any way that would legally conflict with the licenses and rights granted to Janssen under this Agreement.

10.5.4 The Legend Patent Rights are free and clear of any liens, charges and encumbrances that would conflict with the license grants to Janssen hereunder.

10.5.5 To the best of Legend’s knowledge, neither Legend nor any of its Affiliates or their respective current or former employees has misappropriated any of (i) the Know-How necessary or used by Legend for the Exploitations of the Licensed CARs and Products by Legend as of the Effective Date, or (ii) the Legend Know-How, in each case from any Third Party, and Legend is not aware of any claim by a Third Party that such misappropriation has occurred.

10.5.6 Legend has not received any written notice of any existing or threatened actions, suits or other proceedings pending against it with respect to the Legend Intellectual Property (other than patent office actions or the actions of any Regulatory Authority) that have not already been disclosed to Janssen.

10.5.7 Except as already disclosed, Legend has not received written notice from a Third Party claiming that a patent owned by such Third Party would be infringed by the manufacture, use, sale, offer for sale or import of Initial Product in the U.S. or Janssen Territory, and no Third Party has threatened in writing to make any such claim.

10.5.8 The Legend Patent Rights listed in Schedule 1.77 represent all Patent Rights that Legend or any of its Affiliates owns or Controls that Cover or disclose any invention necessary or used by Legend for the Exploitation of the Initial Product and the Licensed CAR utilized therein as of the Effective Date. The Legend Patent Rights that are existing as of the Effective Date are listed in Schedule 1.77. Legend: (i) is not aware of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of listed Legend Patent Rights other than patent office actions or the actions of any Regulatory Authority and, (ii) is not aware of any claim made against it challenging Legend’s Control of listed Legend Patent Rights or making any adverse claim of ownership of the rights of Legend to listed Legend Patent Rights. Legend believes that each of the patent applications listed in Schedule 1.77 as of the Effective Date (or alternatively a related Patent Right of such patent application) will issue as a Patent Right in the U.S., EPO, Japan and China (as applicable) with generic or specific claims Covering the composition of matter of Initial Product and, if issued, that such claims would not be unenforceable as to such Initial Product.

10.5.9 Legend has (i) prepared, maintained and retained all Regulatory Documentation and Regulatory Licenses for the Initial Product pursuant to and in accordance in all material respects with all applicable law, including, as applicable, GLP and Legend has not, to its knowledge, made any false and misleading statements regarding such Regulatory Documentation and Regulatory Licenses; (ii) conducted, and has used reasonable efforts to cause its contractors and consultants to conduct, all studies, tests and pre-clinical trials of the Products conducted prior to, or being conducted on, the Effective Date in accordance with the applicable experimental protocols, procedures and controls pursuant to accepted professional scientific standards, accepted ethical standards and applicable law, including, as applicable, GLP in all material respects; (iii) except as disclosed or provided access to in writing by Legend to Janssen prior to the Effective Date, no adverse event involving human subjects reported to Legend has occurred in connection with any study, test or pre-clinical trial of the Products; and (iv) to the best of Legend’s knowledge, Legend has made available to Janssen true, correct and complete copies or originals of all material information relating to the Development, Manufacture and Commercialization of the Products as conducted by or on behalf of Legend to date, including complete and correct copies of the following (to the extent there are any): adverse event reports; clinical study reports and material study data; and Regulatory Authority inspection reports, notices of adverse findings, warning letters, Drug Approval Applications filings and letters and other material correspondence with Regulatory Authorities.

10.5.10 Legend has been and all activities related to the Initial Product have been conducted in compliance with applicable Law in all material respects. Legend has all Governmental Approvals necessary for its activities related to the Products conducted prior to the Effective Date.

10.5.11 There is no claim, action, suit, arbitration, inquiry, audit or investigation by or before any Governmental Authority pending, or to Legend’s knowledge pending, against Legend or involving any of the Products. There is no award, stay, writ, judgement, injunction, decree or similar order of any Governmental Authority outstanding, or to Legend’s knowledge pending, involving Legend or any of the Products.

10.5.12 All interactions by Legend with hospitals, doctors, health care providers and key opinion leaders have been conducted in compliance with applicable Law, and the terms and conditions of any contractual or other business relationships, including the provision of compensation or other consideration, between Legend and such entities, groups and individuals are in compliance with applicable Law in all material respects.

10.5.13 All biological material and personal data collected, processed or disclosed from clinical trial subjects for the Initial Product have been and are being collected, processed or disclosed in compliance with applicable Laws. Legend has secured all required patient consents for the collection, processing and disclosure of such data or biological materials.

10.5.14 Legend, together with its Affiliates, has access to sufficient cash or lines of credit or other sources of funds, including the amounts available to Legend under Section 7.3.5, to satisfy its financial obligations under this Agreement.

10.5.15 All of the interests, assets and rights of Legend and its Affiliates related to the Licensed CARs and Products are owned by Legend or Legend Biotech Corporation (Cayman), or by a subsidiary corporation all of the equity securities of which are owned by Legend or Legend Biotech Corporation (Cayman).

10.6 No Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO THE LICENSED CARS AND PRODUCTS. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE EXPLOITATION OF THE LICENSED CARS AND PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO THE PRODUCTS WILL BE ACHIEVED.

10.7 No Debarment or Exclusion. Each Party represents and warrants that, as of the Effective Date, neither it nor any of its Affiliates, nor any of their officers, employees or agents has been debarred or is subject to debarment as authorized by Section 306 of the United States Federal Food, Drug, and Cosmetic Act or has been excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7, and neither Party nor any of its Affiliates will use in any capacity, in connection with the Exploitation of the Products in the Field, any Person who has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, who is the subject of a conviction described in such section, who has been excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7 or who has been convicted of any crime or engaged in any conduct for which such Person could be excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7. Each Party agrees to inform the other Party in writing immediately if it, any of its officers, employees or agents, or any Person who is performing services hereunder is debarred, is the subject of a conviction described in Section 306 of the United States Federal Food, Drug, and Cosmetic Act, is excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7 or is convicted of any crime for which such Person could be excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s knowledge, is threatened, relating to the debarment, exclusion or conviction of such Party or any Person used in any capacity by such Party or any of its Affiliates in connection with the Exploitation of the Products.

10.8 Compliance with Anti-Corruption Laws.

10.8.1 Notwithstanding anything to the contrary in the Agreement, each Party hereby agrees that:

(a) it shall not, in the performance of this Agreement, perform any actions that are prohibited by local and other anti-corruption laws (including the provisions of the U.S. Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to such Party in such country; and

(b) it shall not, in the performance of this Agreement, directly or indirectly, make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a government official or government employee, to any political party or any candidate for political office or to any other Third Party related to the transaction with the purpose of influencing decisions related to either Party and/or its business in a manner that would violate Anti-Corruption Laws;

(c) Legend shall designate an individual within its organization to receive training from Janssen on Anti-Corruption Laws as well as applicable rules on interactions with health care professionals, as mutually agreed to by the Parties. Such designated individual shall then provide such training on Anti-Corruption Laws, using applicable training materials to be provided by Janssen, on at least an annual basis to all persons employed by Legend who perform any activities under this Agreement and interact with government officials or health care professionals in the normal course of their responsibilities. Upon the Parties’ mutual agreement, such training may also be provided directly by Janssen to such employees of Legend. Legend and Janssen shall each use reasonable efforts to provide such training or training materials to any contractors or subcontractors of such Party engaged to perform activities under this Agreement where such contracted or subcontracted activities include responsibility for, directly or indirectly, interacting with Public Officials. Legend may fulfill its obligation under the preceding sentence by requesting appropriate materials from Janssen and forwarding such materials, if any, received from Janssen to the applicable contractor or subcontractor. In the event that Legend is not able to obtain a contractor or subcontractor’s agreement to receive such training or materials, Legend will use reasonable efforts to facilitate an introduction of Janssen to such contractor or subcontractor and not object to reasonable efforts of Janssen to provide such training or materials to the applicable contractor or subcontractor. Any training and materials provided by Janssen does not relieve Legend of any obligations it has independent of the Agreement and Legend shall not rely on Janssen’s training and materials for any such obligations;

(d) it shall, on an annual basis upon request by the other Party, verify in writing that to the best of such Party’s knowledge, there have been no violations of Anti-Corruption Laws by such Party or persons employed by or subcontractors used by such Party in the performance of the Agreement, or will provide details of any exception to the foregoing; and

(e) it shall maintain records (financial and otherwise) and supporting documentation related to the subject matter of the Agreement in order to document or verify compliance with the provisions of this Section 10.8, and upon request of the other Party, up to once per year and upon reasonable advance notice, shall provide a Third Party auditor mutually acceptable to the Parties with access to such records for purposes of verifying compliance with the provisions of this Section 10.8. Acceptance of a proposed Third Party auditor may not be unreasonably withheld by either Party. It is expressly agreed that the costs related to the Third Party auditor will be fully paid by the Party requesting the audit, and that any auditing activities may not unduly interfere with the normal business operations of Party subject to such auditing activities. The audited Party may require the Third Party auditor to enter into a reasonable confidentiality agreement in connection with such an audit.

10.8.2 Each Party hereby represents and warrants to the other Party that, to its knowledge as of the Effective Date, neither such Party nor any of its Subsidiaries nor any of their Affiliates, directors, officers, employees, distributors, agents, representatives, sales intermediaries or other Third Parties acting on behalf of such Party or any of its subsidiaries or any of their Affiliates:

(a) has taken any action in violation of any applicable anti-corruption law, including the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78 dd-1 et seq.), to the extent applicable; or

(b) has corruptly, offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any Public Official (as defined in Section 10.8.4 below), for the purposes of:

(i) influencing any act or decision of any Public Official in his official capacity;

(ii) inducing such Public Official to do or omit to do any act in violation of his lawful duty;

(iii) securing any improper advantage; or

(iv) inducing such Public Official to use his or her influence with a government, governmental entity, or commercial enterprise owned or controlled by any government (including state-owned or controlled veterinary or medical facilities) in obtaining or retaining any business whatsoever;

in each case in a manner that violates applicable Anti-Corruption Laws.

10.8.3 Each Party hereby represents and warrants to the other Party that, as of the Effective Date, none of the officers, directors, employees of Legend or of any of its Subsidiaries or agents acting on behalf of Legend or any of its Subsidiaries, in each case that are employed or reside outside the United States, are themselves Public Officials.

10.8.4 For purposes of this Section 10.8, “Public Official” means:

(a) any officer, employee or representative of any regional, federal, state, provincial, county or municipal government or government department, agency or other division;

(b) any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary or medical facility;

(c) any officer, employee or representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; and

(d) any person acting in an official capacity for any government or government entity, enterprise or organization identified above.

10.9 Insurance. Beginning at the time any Product is being distributed, sold or Commercialized, each Party will secure and maintain in full force and effect adequate insurance coverage against its liabilities under this Agreement including commercial general liability and product liability insurance in an amount not less than [***]. Such insurance shall be maintained beyond the expiration or termination of this Agreement for [***]. Prior to the initiation of any Clinical Study, the Party responsible for the applicable Clinical Study shall secure and maintain in full force and effect clinical trial insurance in compliance with applicable Law in those territories where Clinical Studies are conducted. Upon written request, each Party shall provide the other with a certificate of insurance evidencing the required coverage.

ARTICLE XI

INDEMNIFICATION

11.1 General Indemnification by Legend. Legend shall indemnify and hold harmless Janssen, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Janssen Indemnified Parties”), from, against and in respect of any and all Actions, damages, losses, liabilities, costs (including costs of investigation, defense), fines, penalties, Government Orders, taxes, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts fees and expenses), resulting from a claim or Action of a Third Party or Governmental Authority (collectively, “Losses”), incurred or suffered by the Janssen Indemnified Parties or any of them as a result of, arising out of or relating to: (i) any breach of, or inaccuracy in, any representation or warranty made by Legend in this Agreement, or any breach or violation of any covenant or agreement of Legend in or pursuant to this Agreement; (ii) the gross negligence, intentional misconduct or violation of Law by Legend, its Affiliates and their respective directors, officers, employees and agents or any of them; or (iii) Legend’s and its Affiliates’ Exploitation of the Initial Product before the Effective Date (provided that such Losses shall be deemed not to include Losses arising after the Effective Date and resulting from, arising out of or relating to Exploitation of the Initial Product on or after the Effective Date which are a result of, arise out of or relate to the design of the Initial Product (e.g., design defect and intellectual property infringement claims)) except, in each case, to the extent caused by and attributable to the gross negligence, willful misconduct or violation of Law of or by Janssen or any of the other Janssen Indemnified Parties, or any breach or violation of any covenant or agreement in or pursuant to this Agreement by Janssen or any of the other Janssen Indemnified Parties. For clarity, Losses shall not include any losses or damages sustained by any Janssen Indemnified Party as a result of the actions described in clauses (i) or (ii) of the immediately preceding sentence, except to the extent that such losses or damages are paid by a Janssen Indemnified Party to a Third Party or Governmental Authority as a result of a claim or Action of a Third Party or Governmental Authority.

11.2 General Indemnification by Janssen. Janssen shall indemnify and hold harmless Legend, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Legend Indemnified Parties”), from, against and in respect of any and all Losses incurred or suffered by the Legend Indemnified Parties or any of them as a result of, arising out of or relating to: (i) any breach of, or inaccuracy in, any representation or warranty made by Janssen in this Agreement, or any breach or violation of any covenant or agreement of Janssen in or pursuant to this Agreement; or (ii) the gross negligence, intentional misconduct or violation of Law by Janssen, its Affiliates and their respective directors, officers, employees and agents or any of them, except, in each case, to the extent caused by and attributable to the gross negligence, willful misconduct or violation of Law of or by Legend or any of the other Legend Indemnified Parties, or any breach or violation of any covenant or agreement in or pursuant to this Agreement by Legend or any of the other Legend Indemnified Parties. For clarity, Losses shall not include any losses or damages sustained by any Legend Indemnified Party as a result of the actions described in clauses (i) or (ii) of the immediately preceding sentence, except to the extent that such losses or damages are paid by a Legend Indemnified Party to a Third Party or Governmental Authority as a result of a claim or Action of a Third Party or Governmental Authority.

11.3 Product Liability Costs. Except with respect to such portion (if any) of Product Liability Costs that are Losses entitled to indemnification under Section 11.1 or Section 11.2, all Product Liability Costs (the “Shared Product Liability Costs”) prior to expiration or termination of the Term shall be taken into account in determining Pre-Tax Profit or Loss as, and to the extent, provided in the Financial Exhibit.

11.4 Claims for General Indemnification.

11.4.1 Notice. A person entitled to indemnification under Sections 11.1, 11.2 and 11.3 (an “Indemnified Party”) shall give prompt written notification to the person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought (each, a “Claim”) or, if earlier, upon the assertion of any such Claim by a Third Party; provided, however, failure by an Indemnified Party to give notice of a Claim as provided in this Section 11.4.1 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement, except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice. Each claim notice shall describe in reasonable detail the basis for such claim (the “Claim Basis”), and specify the amount or the estimated amount of Losses actually incurred or paid by the Indemnified Party as a result of the Claim Basis, to the extent then ascertainable (the “Claim Amount”).

11.4.2 Defense. Within [***] days after delivery of a notice of any Claim in accordance with Section 11.4.1, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of, and have sole power to direct, the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein at its own expense.

11.4.3 Cooperation. The Party controlling the defense of any Claim shall keep the other Party advised of the status of such Claim and the defense thereof and shall reasonably consider recommendations made by the other Party with respect thereto. The other Party shall cooperate fully with the Party controlling such defense and its Affiliates and agents in defense of the Claim, at the Indemnifying Party’s expense.

11.4.4 Settlement. The Indemnified Party shall not agree to any settlement of such Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party (other than obligations to pay amounts for which the Indemnifying Party indemnifies the Indemnified Party) hereunder without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld.

11.5 Conduct of Product Liability Claims.

11.5.1 Each of the Parties shall promptly notify the other in the event that any Third Party asserts or files any products liability claim or other Action relating to alleged defects in the Product (whether design defects, manufacturing defects or defects in sales or marketing) (“Third Party Products Liability Action”) against such Party. In the event of a Third Party Products Liability Action against such a single Party, the unnamed Party shall have the right, in the unnamed Party’s sole discretion, to join or otherwise participate in such legal action with legal counsel selected by the unnamed Party and reasonably acceptable to the named Party. The Party named in such Third Party Products Liability Action shall have the right to control the defense of the action, but shall notify and keep the unnamed Party apprised in writing of such action and shall consider and take into account the unnamed Party’s reasonable interests and requests and suggestions regarding the defense of such action. In the event of a Third Party Products Liability Action against both Parties, the Parties shall mutually agree upon which Party shall control the response to such Third Party Products Liability Action. In the event the Parties do not agree, both Parties may appear in the action, each represented by its own counsel and shall reasonably cooperate in the defense thereof.

11.5.2 The non-controlling Party of a Third Party Products Liability Action shall reasonably cooperate with the controlling Party in the preparation and formulation of a defense to such Third Party Products Liability Action, and in taking other steps reasonably necessary to respond to such Third Party Products Liability Action. The controlling Party shall have the sole and exclusive right to select its counsel for the defense to such Third Party Products Liability Action. If required under applicable Law in order for the controlling Party to maintain a suit in response to such Third Party Products Liability Action, the non-controlling Party shall join as a party to the suit. Each Party shall pay all of its own Out-of-Pocket Costs incurred in connection with any litigation or proceedings related to such Third Party Products Liability Action, including the fees and expenses of the counsel selected by it. The non-controlling Party shall also have the right to participate and be represented in any such suit by its own counsel at its own expense. All Out-of-Pocket Costs and FTE Costs incurred in connection with any litigation or proceeding related to such Third Party Products Liability Action (including those of the non-controlling Party) shall be Product Liability Costs and shall be taken into account in determining Pre-Tax Profit or Loss as, and to the extent, provided in the Financial Exhibit, subject to Section 11.3. The controlling Party shall not settle or compromise any Third Party Products Liability Action without the consent of the other Party, which consent shall not be unreasonably withheld.

ARTICLE XII

TERM AND TERMINATION

12.1 Term. Unless terminated earlier in accordance with this ARTICLE XII, this Agreement shall remain in force for the period commencing on the Effective Date and ending upon the expiration (whether by the terms of this Agreement or by operation of Law) of all payment obligations under Section 7.4 of this Agreement (which for clarity shall survive as long as any Product is being sold) (the “Term”).

12.2 Termination for Material Breach. Upon any material breach of this Agreement by a Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) may terminate this Agreement by providing 90 days’ written notice to the Breaching Party, which notice shall, in each case (i) expressly reference this Section 12.2, (ii) reasonably describe the alleged breach which is the basis of such termination and (iii) clearly state the Non-Breaching Party’s intent to terminate this Agreement if the alleged breach is not cured within the applicable cure period. The termination shall become effective at the end of the notice period unless the Breaching Party cures such breach during such notice period, provided that the Non-Breaching Party may, by notice to the Breaching Party, designate a later date for such termination in order to facilitate an orderly transition of activities relating to the Product. Notwithstanding the foregoing, if such breach (other than a payment breach), by its nature, is curable, but is not reasonably curable within the applicable cure period, then such cure period shall be extended if the Breaching Party provides a written plan for curing such breach to the Non-Breaching Party and uses Diligent Efforts to cure such breach in accordance with such written plan, provided that no such extension shall exceed 90 days without the consent of the Non-Breaching Party.

12.3 Termination by Janssen Unilaterally.

12.3.1 Janssen may terminate this Agreement in its entirety or with respect to any Region without cause, upon one hundred eighty (180) days’ prior written notice to Legend, which notice expressly references this Section 12.3.1. For such purposes, a “Region” shall mean [***]

12.3.2 Janssen may terminate this Agreement in its entirety if an unforeseen material safety event (whether as to the type of event or magnitude or severity of the safety issue) occurs, upon sixty (60) days’ prior written notice to Legend, which notice expressly references this Section 12.3.2.

12.3.3 [***]

12.3.4 In the event of termination pursuant to this Section 12.3, during the period from the date of Janssen’s notice of termination until the effective date of termination: (i) all licenses and rights of Janssen under this Agreement shall be non-exclusive, (ii) the provisions of Section 12.4.1(g) shall apply, (iii) in accordance with Section 3.6.5, the Exclusivity Period (if then in effect) shall terminate on the date of Janssen’s notice of termination and (iv) this Agreement shall otherwise remain in full force and effect until the effective date of such termination.

12.4 Effects of Termination or Expiration.

12.4.1 Termination for Any Reason. In the event of expiration or any termination of this Agreement, the provisions of this Section 12.4.1 shall apply.

(a) Accrued Obligations. Expiration or termination of this Agreement for any reason shall not release either Party from any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination. The Parties acknowledge and agree that any outstanding Excess Amounts are not liabilities or obligations that have accrued on behalf of Legend and are only reimbursable to Janssen as set forth in Section 7.3.5 (or as required under Section 14.2.1, if applicable) prior to such expiration or termination, and Legend shall have no obligation to reimburse or repay Janssen for any unrecouped Excess Amounts outstanding on the effective date of termination of this Agreement after the final reconciliation of Pre-Tax Profit or Loss under Section 7.4 in accordance with Reconciliation Procedures and the Financial Exhibit.

(b) Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, expiration or termination of this Agreement by a Party shall be without prejudice to other remedies such Party may have at law or equity.

(c) Survival. In the event of any expiration or termination of this Agreement, the provisions set forth in:

(i) Articles I, IX (other than Section 9.8), and XI (provided that Section 11.5 shall apply only for Third Party Products Liability Actions pertaining to activities during the Term);

(ii) Sections 2.6.2 (together with Sections 2.7, 2.8.1, 2.8.2, 2.8.4, 2.8.5 and 2.9, in each case solely to the extent necessary to reconcile Development Costs, Manufacturing Plan Costs, CMC Development Costs and Pre-Tax Profit or Loss incurred or earned during the Term), 3.4, 3.5, 3.8, 3.9, 3.10, 4.6.3(a) (other than the first sentence), 4.6.3(b) (other than the first sentence and only with respect to the Right of Reference granted under clause (ii) and only with respect to Regulatory Documents and Regulatory Licenses arising during the Term), 4.6.3(c), (d) and (e) (in each case to the extent that Sections 4.6.3(a) and 4.6.3(b) survive), 4.9, 4.10.7, 6.2.4 (and any other provisions of ARTICLE VI that survive termination thereunder or that are necessary to give effect to the provisions of Section 6.2.4), 6.3.7, 7.3.3-7.3.4 (in each case to the extent necessary to reimburse Development Costs, Manufacturing Plan Costs and CMC Development Costs incurred during the Term), 7.3.5(h)(v), 7.4.3-7.4.4 (in each case to the extent necessary to reconcile Pre-Tax Profit or Loss based on Allowable Expenses incurred, Supply Mark-up or lease payments paid or received or Other Income or Net Trade Sales earned, during the Term), 7.6 (for the period set forth therein), 7.7, 7.8 (with respect to tax matters relating to the Term), 7.9, 7.10, 8.1, 10.6, 10.9 (for the time period set forth therein), 12.4, 13.1, 13.3, 14.1, 14.3, 14.4, 14.7, 14.8, 14.9, 14.10, 14.11, 14.12, 14.13 and 14.14 and the Financial Exhibit (in each case to the extent necessary to reconcile Pre-Tax Profit or Loss based on Allowable Expenses incurred, Supply Mark-up or lease payments paid or received or Other Income or Net Trade Sales earned, during the Term); and

(iii) Solely for purposes of Committee Matters to be decided by the JMC after termination to the extent provided in this Agreement or the Facility Use Agreements: Sections 2.1, 2.5, 2.7, 2.8.1, 2.8.2 [***], 2.8.6 and 2.9;

as well as any other Sections or defined terms referred to in such Sections or Articles or necessary to give them effect, shall survive. Furthermore, any other provisions required to interpret the Parties’ rights and obligations under this Agreement shall survive to the extent required. Except as otherwise provided in this ARTICLE XII, all rights and obligations of the Parties under this Agreement, including any licenses and sublicenses granted hereunder, shall terminate upon expiration or termination of this Agreement for any reason.

(d) Regulatory Documentation and Data. Janssen shall promptly assign and transfer to Legend all Regulatory Documentation and Regulatory Licenses for Reverted Products (as defined below) that are held or controlled by or under authority of Janssen or its Affiliates as of the effective date of termination, and shall take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights under such Regulatory Documentation and Regulatory Licenses to Legend. Janssen shall also promptly transfer control of and responsibility for maintaining the global safety database for Products to Legend, and Legend shall accept such transfer and responsibility. If applicable Law prevents or delays the transfer of ownership of any such Regulatory Documentation or Regulatory Licenses to Legend, Janssen shall grant, and does hereby grant, to Legend an exclusive and irrevocable right of access and reference to such Regulatory

Documentation and Regulatory Licenses for the Reverted Products, and shall cooperate fully to make the benefits of such Regulatory Documentation and Regulatory Licenses available to Legend or its designee(s). [***] Janssen shall provide to Legend copies of: (i) all such Regulatory Documentation and Regulatory Licenses; and (ii) of all Data and other Know-How in its or its Affiliate’s possession and Control pertaining to any Reverted Product, or the manufacture or use thereof, to the extent actually used in connection with a Reverted Product during the Term (such Know-How, the “Reverted Know-How”). For clarity, Legend shall be free to disclose such Regulatory Documentation, Regulatory Licenses and Data and Know-How in connection with the manufacture, development and commercialization of Reverted Products anywhere in the world.

(e) Licenses. Janssen hereby grants, and shall cause its Affiliates to grant, to Legend, effective upon, as applicable, the notice of termination by Janssen under Section 12.2 or 12.3, or the effective date of termination by Legend under Section 12.2, a worldwide, irrevocable, fully paid-up, exclusive license, with the right to grant and authorize sublicenses, under the Janssen Intellectual Property and Janssen’s interest in the Collaboration Intellectual Property to make, have made, use, sell, offer for sale import and otherwise Exploit Reverted Products; provided, however, that if any such Patent Rights or Know-How was in-licensed or acquired from a Third Party, and is subject to payment or other obligations to such Third Party, Janssen shall promptly disclose such obligations to Legend in writing and such Patent Rights and Know-How shall be subject to the license granted in this Section 12.4.1(e) only to the extent Legend agrees in writing to be bound by such obligations and reimburse all amounts owed to such Third Party as a result of Legend’s exercise of such license with respect to such Patent Rights or Know-How, as applicable. For purposes of this Agreement, “Reverted Product” means any Product and Licensed CAR.

(f) Marks and Domains. Effective upon the effective date of termination, Janssen hereby assigns and shall cause to be assigned to Legend all worldwide rights in and to (i) any Product Trademarks and Promotional Materials specific to one or more Products that Janssen or any of its Affiliates used in connection with Product(s), and (ii) all Internet domain names incorporating the applicable Product Trademark(s) or any variation or part of such Product Trademark(s) as its URL address or any part of such address. It is understood that such assignment shall not include the name of Janssen or any of its Affiliates, nor the corporate logo, service mark, trade dress or trademark that is not specific to the Products, which was created or acquired and used by Janssen or any of its Affiliates independently of this Agreement for purposes other than the Products.

(g) Governance During Wind-Down. Beginning on the date of notice of termination, Sections 2.8.3 through 2.8.6 shall no longer apply with respect to any decisions of the JSC, JDC, JMC, GCCC or USCC (other than with respect to decisions to be made by the JMC on or after the date of notice of termination pursuant to Section 6.2.4), and Legend shall have final decision-making authority with respect to any matter to be decided by such Committees, which final decision-making authority shall be deemed the decision of such Committee; provided, however, that Legend may not use such final decision-making authority (a) to impose additional responsibilities on Janssen under the GDP, CMC Development Plan, Manufacturing Plan, any Commercialization Plans of a materially different nature or magnitude than Janssen’s responsibilities thereunder prior to termination, or to modify Janssen’s post-termination obligations under ARTICLE VI; (b) to increase the budget included within a Development Budget, the budget included in the CMC Development Plan, the budget included in the Manufacturing Plan or the Commercialization Budgets, as last approved by the JSC; or (c) with respect to any matter to be decided by the Finance Working Group. [***]

(h) Return of Materials. [***] each Party shall destroy, and cause its Affiliates to use Diligent Efforts to destroy, all tangible items solely comprising, bearing or containing any Confidential Information of the other Party that are in such first Party’s or its Affiliates’ possession or control, and provide written certification of such destruction, or prepare such tangible items of Confidential Information for shipment to the other Party, at the first Party’s expense, provided that such Party may retain one copy of such Confidential Information of the other Party for its legal archives. Notwithstanding the foregoing, (i) each Party shall be permitted to retain, use and (subject to the surviving provisions of ARTICLE IX) disclose tangible items and materials containing Confidential Information of the other Party or its Affiliate that are Collaboration Intellectual Property and are necessary or useful to practice the license under Section 3.5, and (ii) Legend shall be permitted to retain, use and (subject to the surviving provisions of ARTICLE IX) disclose tangible items and materials containing Confidential Information of Janssen or its Affiliate that are necessary or useful to practice any Janssen Intellectual Property that is licensed to Legend pursuant to Section 12.4.1(e)

(i) Post-Termination Shared Product Liability Costs. In the event a Party or any of its Affiliates incurs any Shared Product Liability Costs described in Section 11.3 after the Term and after the final reconciliation of Pre-Tax Profit or Loss under Section 7.4 in accordance with Reconciliation Procedures and the Financial Exhibit, which Shared Product Liability Costs are attributable to sales or other activities under this Agreement prior to expiration or termination of the Term, [***] Shared Product Liability Costs (but only to the extent attributable to sales or other activities under this Agreement prior to expiration or termination of the Term). Each Party will promptly pay the other Party its share of any such Shared Product Liability Costs after receipt of detailed supporting documentation evidencing such Shared Product Liability Costs.

12.4.2 Janssen Termination Unilaterally; Legend Termination for Cause. In the event that Janssen terminates this Agreement pursuant to Section 12.3.1 or 12.3.2, or Legend terminates this Agreement pursuant to Section 12.2, the provisions of this Section 12.4.2 shall apply in addition to the provisions of Section 12.4.1.

(a) On-Going Trials. In the event that any Clinical Study with respect to Products has been initiated (first patient dosed) and is on-going as of the effective date of any termination of this Agreement (each, an “On-Going Clinical Study”):

(i) if [***] terminates this Agreement pursuant to [***] with respect to such On-Going Clinical Study for [***] after the effective date of termination. In addition, if there are any On-Going Clinical Studies being conducted by or under authority of [***] or its Affiliate at the time of notice of termination, [***] may request, to (A) promptly transition to [***] or its designee some or all of such On-Going Clinical Studies and the activities related to or supporting such trials, (B) continue to conduct such On-Going Clinical Studies for a period requested by [***] after the effective date of such termination, or (C) terminate such On-Going Clinical Studies in a manner consistent with applicable Laws

(ii) if [***] terminates this Agreement pursuant to [***] such On-Going Clinical Study and (ii) [***] shall be responsible for conducting and funding [***] such On-Going Clinical Study in a manner consistent with applicable Laws.

[***] shall have no obligation to commence any new Development activities following the date of notice of termination, and shall have no obligation to share the Development Costs for any Development activities commenced by [***] following the effective date of termination.

(b) Commercialization Wind-Down. In the event that Janssen terminates this Agreement pursuant to Section 12.3.1, or Legend terminates this Agreement pursuant to Section 12.2, if requested by Legend, Janssen and its Affiliates shall continue to distribute and sell Products already commercially launched as of the effective date of termination (the “Launched Products”) in each country within the U.S. and Janssen Territory (and continue to conduct any Commercialization activities allocated to it in Greater China under the Greater China Commercialization Plan) for which Marketing Approval has been obtained, in accordance with the terms and conditions of this Agreement, for a period [***] the “Agreement Wind-Down Period”), provided that [***]. If [***] Legend shall grant, and hereby grants, to Janssen for the duration of the Agreement Wind-Down Period [***], a non-exclusive license under the Legend Intellectual Property to use, sell, offer to sell, have sold, import and otherwise Commercialize, and have Commercialized the Launched Products in the Field, solely to perform such distribution and sale (or other Commercialization activities) with respect to Launched Products [***]. For the avoidance of doubt, during the Agreement Wind-Down Period, Janssen’s, and its Affiliates’, rights with respect to Products (including the licenses granted under Section 3.1) shall be non-exclusive, the Parties’ obligations under Section 3.6 shall not apply, and Legend shall have the right to engage one or more other partner(s) or distributor(s) of Products in all or part of the U.S., Greater China and Janssen Territory during the Agreement Wind-Down Period. Any Products sold or disposed by Janssen or its Affiliates during the Agreement Wind-Down Period shall be subject to the applicable payments under the Financial Exhibit. After the Agreement Wind-Down Period, Janssen and its Affiliates shall no longer have a right to sell Products hereunder.

(c) Transition; Manufacturing; Inventory. Janssen agrees, and agrees on behalf of its Affiliates, to reasonably cooperate with Legend and its designee(s) to facilitate a smooth, orderly and prompt transition of the program and activities with respect to Reverted Products, including any ongoing Development, CMC Development, Manufacturing and Commercialization of Reverted Products to Legend or its designee(s), during the Agreement Wind-Down Period, in accordance with this Section 12.4.2 and the applicable provisions of ARTICLE VI. If Janssen or its Affiliate Manufactured any Product, or component thereof or other material used for the Manufacture of Product, at the time of termination, then Janssen (or its Affiliate) shall continue to provide for manufacturing of such Product, component or other material, for Legend, at the Supply Costs therefor, from the date of notice of such termination until such time as Legend is able, using Diligent Efforts to do so, to secure an acceptable alternative commercial manufacturing source from which sufficient quantities of such Product, component or other material, may be procured and legally sold throughout the United States,

Greater China and Janssen Territory, but in any event no longer than [***] after the effective date of termination. If a Manufacturing Subcontractor Manufactures a Product, or component thereof or other material used for the Manufacture of Product, on Janssen’s or its Affiliate’s behalf at the time of termination, upon request of Legend, Janssen shall use Diligent Efforts to transfer the applicable Manufacturing Subcontract to Legend on or promptly after the effective date of termination. Prior to expiration of the Agreement Wind-Down Period, (i) Legend shall have the right to purchase from Janssen, and Janssen shall sell to Legend if requested by Legend, all of Janssen’s and its Affiliate’s existing inventory of Reverted Products, or components thereof or other material used for the Manufacture of Reverted Products, at Janssen’s Supply Cost for such Products, components or other materials (taking into account the portion, if any, of such Supply Costs for such inventory previously shared by Legend under this Agreement) and (ii) Janssen shall transfer to Legend, or its designee, all applicable cell banks used for the Manufacture of Reverted Products.

12.4.3 Janssen Termination for Cause. In the event that Janssen terminates this Agreement pursuant to Section 12.2 or Section 12.3.3, the provisions of this Section 12.4.3 shall apply in addition to the provisions of Section 12.4.1.

(a) On-Going Trials. If there are any On-Going Clinical Studies being conducted by or under authority of Janssen or its Affiliate at the time of notice of termination, Janssen agrees, as Legend may request, to (i) promptly transition to Legend or its designee some or all of such On-Going Clinical Studies and the activities related to or supporting such trials or (ii) terminate such On-Going Clinical Studies in a manner consistent with applicable Laws.

(b) Transition; Manufacturing; Inventory. Janssen agrees, and agrees on behalf of its Affiliates, to reasonably cooperate with Legend and its designee(s) to facilitate a smooth, orderly and prompt transition of the program and activities with respect to Reverted Products, including any ongoing Development, CMC Development, Manufacturing and Commercialization of Reverted Products to Legend or its designee(s), during the Agreement Wind-Down Period, in accordance with this Section 12.4.3 and the applicable provisions of ARTICLE VI; provided, however that Janssen and its Affiliates shall not be obligated to continue any On-Going Clinical Studies (except as necessary to transfer or wind down pursuant to Section 12.4.3(a)) or to continue promotion of any Products after the effective date of termination. If Janssen or its Affiliate Manufactured any Product, or component thereof or other material used for the Manufacture of Product, at the time of termination, then Janssen (or its Affiliate) shall continue to provide for manufacturing of such Product, component or other material, for Legend, at the Supply Costs therefor, from the date of notice of such termination until such time as Legend is able, using Diligent Efforts to do so, to secure an acceptable alternative commercial manufacturing source from which sufficient quantities of such Product, component or other material, may be procured and legally sold throughout the United States, Greater China and Janssen Territory, but in any event no longer than [***] after the effective date of termination. If a Manufacturing Subcontractor Manufactures a Product, or component thereof or other material used for the Manufacture of Product, on Janssen’s or its Affiliate’s behalf at the time of termination, upon request of Legend, Janssen shall use Diligent Efforts to transfer the applicable Manufacturing Subcontract to Legend on or promptly after the effective date of termination. Prior to expiration of the Agreement Wind-Down Period, (i) Legend shall have the right to purchase from Janssen, and Janssen shall sell to Legend if requested by Legend, all of Janssen’s and its Affiliate’s existing inventory of Reverted Products, or components thereof or other material used for the Manufacture of Reverted Products, at Janssen’s Supply Cost for such Products, components or other materials (taking into account the portion, if any, of such Supply Costs for such inventory previously shared by Legend under this Agreement) and (ii) Janssen shall transfer to Legend, or its designee, all applicable cell banks used for the Manufacture of Reverted Products.

(c) Within [***] after the effective date of termination of this Agreement, Legend shall reimburse Janssen for all outstanding Excess Amounts under Section 7.3.5 that have not previously been recouped by Janssen or reimbursed as set forth therein, together with interest thereon as set forth in Section 7.3.5.

ARTICLE XIII

DISPUTE RESOLUTION

13.1 Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in this ARTICLE XIII shall be the exclusive mechanism for resolving (i) any dispute that arises out of or in relation to or in connection with this Agreement, excluding any Committee Matter (which shall be subject to resolution under Section 2.8); and (ii) any issue relating to the interpretation, application, enforcement, termination or validity of this Agreement (any dispute or issue described in clause (i) and (ii), a “Dispute”). For clarity, a dispute regarding any of the following shall constitute a Dispute: (a) whether a matter is a Committee Matter; or (b) whether an exercise of final decision-making authority is made in accordance with Sections 2.8.3 and 2.8.5. Any Dispute shall be resolved in accordance with this ARTICLE XIII.

13.2 Resolution by Executive Officers. Except as otherwise provided in this ARTICLE XIII, in the event of any Dispute, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on such basis, either Party may, by written notice to the other Party, refer the Dispute to the Executive Officers for attempted resolution by good faith negotiation within [***] after such notice is received (unless otherwise agreed by the Parties). Each Party may, in its discretion, seek resolution of any and all Disputes that are not resolved under this Section 13.2 in accordance with Section 13.3.

13.3 Arbitration.

13.3.1 Arbitration. Any Dispute that has been referred to the Executive Officers for resolution in accordance with Section 13.2 and has not been resolved within the time specified in Section 13.2, will be submitted for final, binding resolution to arbitration pursuant to the Non-Administered Arbitration Rules then in effect for the International Institute for Conflict Prevention and Resolution (“CPR”) (available at http://www.cpradr.org), or successor, except where those rules conflict with these provisions, in which case these provisions control. The arbitration will be held in [***].

13.3.2 Panel. The panel shall consist of three arbitrators chosen from the CPR Panels of Distinguished Neutrals (unless the Parties agree on the selection of the arbitrators) each of whom shall be [***]. In the event the aggregate damages sought by the claimant are stated to be [***], then a single arbitrator shall be chosen, having the same qualifications and experience specified above. Each arbitrator shall be impartial and independent of the Parties and shall abide by the Code of Ethics for Arbitrators in Commercial Disputes (available at http://www.adr.org/EthicsAndStandards).

13.3.3 Procedures if Arbitrator(s) Not Agreed. In the event the Parties cannot agree upon selection of the arbitrator(s), CPR will select arbitrator(s) as follows: CPR shall provide the Parties with a list of no less than [***] proposed arbitrators ([***] if a single arbitrator is to be selected) having the credentials referenced above. Within 25 days of receiving such list, the Parties shall rank at least [***] of the proposed arbitrators on the initial CPR list, after exercising cause challenges. The Parties may then jointly interview the [***] candidates ([***] if a single arbitrator is to be selected) with the highest combined rankings for no more than [***] each and, following the interviews, may exercise one peremptory challenge each. The panel will consist of the remaining three candidates (or one, if one arbitrator is to be selected) with the highest combined rankings. In the event these procedures fail to result in selection of the required number of arbitrators, CPR shall select the appropriate number of arbitrators from among the members of the various CPR Panels of Distinguished Neutrals, allowing each side challenges for cause and one peremptory challenge each.

13.3.4 Timing. The Parties agree to cooperate (i) to attempt to select the arbitrator(s) by agreement within [***] of initiation of the arbitration, including jointly interviewing the final candidates; (ii) to meet with the arbitrator(s) within [***] of selection; and (iii) to agree at that meeting or before upon procedures for discovery and as to the conduct of the hearing which will result in the hearing being concluded within no more than [***] after selection of the arbitrator(s) and in the award being rendered within [***] of the conclusion of the hearings, or of any post-hearing briefing, which briefing will be completed by both sides within [***] after the conclusion of the hearings. In any event, the Parties shall endeavor in good faith to complete any arbitration under this Section 13.3 within [***] months following the initiation of such arbitration.

13.3.5 Discovery. In the event the Parties cannot agree upon procedures for discovery and conduct of the hearing meeting the schedule set forth in Section 13.3.4, then the arbitrator(s) shall set dates for the hearing, any post-hearing briefing, and the issuance of the award in accordance with the Section 13.3.4 schedule as closely as practical. The arbitrator(s) shall provide for discovery according to those time limits, giving recognition to the understanding of the Parties that they contemplate reasonable discovery, including document demands and depositions, but that such discovery will be limited so that the schedule set forth in Section 13.3.4 may be met without undue burden. The arbitrator(s) shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery, provided that the arbitrator(s) shall permit such discovery as the arbitrator(s) deem necessary to permit an equitable resolution of the dispute, which may in the arbitrator(s)’ discretion include requests for admission or interrogatories. The arbitrator(s) shall not order or require discovery against either Party of a type or scope that is not permitted against the other Party. The arbitrator(s) shall have power to exclude evidence on grounds of hearsay, prejudice beyond its probative value, redundancy, or irrelevance and no award shall be overturned by reason of any ruling on evidence. A transcript of the testimony adduced at the hearing shall be made and shall, upon request, be made available to either Party.

13.3.6 Motions; Independent Expert. The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing, including motions to dismiss and motions for summary judgment, and shall endeavor to decide such motions as would a Federal District Judge sitting in the jurisdiction whose substantive law governs as set forth in Section 13.3.7. The arbitrator(s) may engage an independent expert with experience in the subject matter of the dispute to advise the arbitrator(s), but final decision-making authority shall remain in the arbitrator(s).

13.3.7 Decision of the Arbitrator(s). The arbitrator(s) shall decide the issues presented in accordance with the substantive law of New York and may not apply principles such as “amiable compositeur” or “natural justice and equity.” The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. No punitive or exemplary damages may be granted by the arbitrator(s). The Parties agree that the decision of the arbitrator(s) shall be the sole, exclusive and binding remedy between them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrator(s). The arbitration hearings and award shall not be made public by either Party without the joint consent of the Parties, except to the extent either Party is required to disclose such information by applicable Laws (or applicable rules of a public stock exchange). The costs of such arbitration, including administrative and arbitrator(s)’ fees, and the fees of any expert retained by the arbitrator(s), shall be shared equally by the Parties, and each Party shall bear its own expenses and attorney’s fees incurred in connection with the arbitration.

13.3.8 Courts. Any award of the arbitrator(s) may be entered in any court of competent jurisdiction for a judicial recognition of the decision and applicable orders of enforcement, and each Party may apply to any court of competent jurisdiction for appropriate temporary injunctive relief to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration, in each case pending resolution of any arbitration proceeding. Without limiting the foregoing, the Parties consent to the jurisdiction of the Federal District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder.

13.3.9 EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL BY JURY OF ANY ISSUE WITHIN THE SCOPE OF THE AGREEMENT TO ARBITRATE AS SET FORTH IN SECTION 13.3.1.

ARTICLE XIV

MISCELLANEOUS

14.1 Assignment; Successors. This Agreement shall not be assignable by either Party without the written consent of the other Party; provided, however, that either Party may assign this Agreement, without such consent (but with notice to the other Party following such assignment): (a) in whole or in part to an Affiliate, as long as the assignee remains an Affiliate of the assigning Party, provided that the assigning Party shall remain responsible for the performance of, and primarily liable under, this Agreement notwithstanding such assignment; or (b) in whole to a Third Party that acquires all or substantially all of the business or assets of such Party (whether by merger, reorganization, acquisition, sale or otherwise), provided, in each case ((a) or (b)), if such assignment would reasonably be expected to cause adverse tax consequences to the non-assigning Party (or such Party’s Affiliates), such assignment shall not be made without the non-assigning Party’s consent (which consent shall not withheld unreasonably), and the Parties shall cooperate reasonably to enable such assignment in a manner that avoids such adverse tax consequences. No assignment of this Agreement shall be valid and effective unless and until the assignee agrees in writing to be bound by the terms and conditions of this Agreement. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment of this Agreement not in accordance with this Section 14.1 shall be null and void.

14.2 Legend Change of Control. In the event that a transaction to effect a Change of Control of Legend is consummated during the Term (a “Legend Change of Control”), the following provisions of this Section 14.2 shall apply.

14.2.1 Reimbursement of Excess Amounts. Within [***] after such Change of Control, Legend shall reimburse Janssen for all outstanding Excess Amounts under Section 7.3.5 that have not previously been recouped by Janssen or reimbursed as set forth therein, together with interest thereon as set forth in Section 7.3.5.

14.2.2 Treatment of Acquirer Intellectual Property.

(a) All Legend Intellectual Property Controlled by Legend immediately prior to such Change of Control shall continue to be Legend Intellectual Property for purposes of this Agreement.

(b) Patent Rights, Know-How or other intellectual property rights that were owned or controlled by the Acquirer in such Change of Control shall not be included within the Legend Intellectual Property, unless such intellectual property rights are used by Legend or the Acquirer (or any of their respective equivalents) on or after such Change of Control to Exploit any Product being Developed, Manufactured or Commercialized under this Agreement.

(c) With respect to any Patent Rights, Know-How or other intellectual property rights that are developed, made or otherwise acquired by such Acquirer following such Change of Control, such Patent Right, Know-How or other intellectual property right shall not be deemed to be Controlled by Legend or its Affiliates for purposes of the definition of “Legend Intellectual Property” unless (i) such intellectual property rights are used by Legend or the Acquirer (or any of their respective Affiliates) on or after such Change of Control to Exploit any Product being Developed, Manufactured or Commercialized under this Agreement or (ii) such Patent Right, Know-How or other intellectual property was made with material use of Legend Know-How or Janssen Know-How; provided that the Legend Acquirer Segregates the program and activities related to Products from any Competing BCMA CAR-T programs and activities of the Acquirer. Such Segregation shall include using Diligent Efforts to:

(i) adopt reasonable procedures to prevent the Acquirer’s use of Confidential Information relating to the Products in the Exploitation of such Competing BCMA CAR-T;

(ii) ensure that no personnel working on the program and activities related to such Competing BCMA CAR-T have access to non-public clinical data or technical Know-How, the GDP, the CMC Development Plan, the Manufacturing Plan or the Commercialization Plans, relating to the Products being Developed, Manufactured or Commercialized by the Parties under this Agreement;

(iii) ensure that no personnel working on the program and activities related to Products being Developed, Manufactured or Commercialized by the Parties under this Agreement have access to non-public clinical data or technical Know- How, or the marketing and commercialization plans, relating to such Competing BCMA CAR-T; and

(iv) require employees and contractors of the Acquirer who have day-to-day responsibilities for such Competing BCMA CAR-T to recuse themselves from meetings and conference calls between Legend and Janssen relating to this Agreement if such Competing BCMA CAR-T is expected to be discussed during such meeting or call.

14.2.3 Effect on Certain Agreement Provisions. From and after the effective date of a Change of Control of Legend:

(a) the provisions of Sections 3.6.2 and 3.6.3 shall no longer apply; and

(b) the provisions of Sections 5.3.3(b) shall no longer apply.

14.3 Choice of Law. This Agreement shall be governed by and interpreted under, and any court action in accordance with Section 14.10 shall apply, the laws of the State of New York excluding: (i) its conflicts of laws principles; (ii) the United Nations Conventions on Contracts for the International Sale of Goods; (iii) the 1974 Convention on the Limitation Period in the International Sale of Goods (the “1974 Convention”); and (iv) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980.

14.4 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and deemed given if delivered personally or sent by facsimile or by overnight courier to the parties hereto, in each case with a copy sent via electronic mail (if an electronic mail address of the party to whom the relevant communication is being made has been designated pursuant hereto and remains a working electronic mail address), at the following addresses (or at such other addresses as shall be specified by like notice):

If to Legend:

[***]

with a copy to:

[***]

If to Janssen:

[***]

with copies to:

[***]

All such notices, requests, demands, waivers and other communications shall be deemed to have been received, if by personal delivery or overnight courier, on the day delivered or, if by facsimile, on the next Business Day following the day on which such facsimile was sent; provided, in each case that a copy is also sent by electronic mail in accordance with the first sentence of Section 14.4.

14.5 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. In the event Janssen or any of its Affiliates seeks to avoid the enforcement against Janssen or any of its Affiliates of Section [3.6.1 or 3.6.2] of this Agreement by asserting, in writing, in a litigation or other legal or governemental proceeding that such provision is invalid or unenforceable, Legend may [***] by providing [***] written notice to Janssen, which notice shall (i) expressly reference this Section 14.5, and (ii) clearly state [***]. The termination shall become effective at the end of the notice period unless Janssen or the applicable Affiliate withdraws or eliminates such assertion and cures any effect of such assertion during such [***] period.

14.6 Force Majeure. Any delay in performance by any Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by a Force Majeure Event. The Party suffering such occurrence shall immediately notify the other Party, including the details of the Force Majeure Event, and use Diligent Efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable.    Any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

14.7 Captions. All captions herein are for convenience only and shall not be interpreted as having any substantive meaning.

14.8 Integration. This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes all previous agreements, whether written or oral. Notwithstanding the authority granted to the Committees and any Subcommittees and Working Groups under this Agreement, this Agreement may be amended only in writing signed by properly authorized representatives of each of Legend and Janssen. In the event of a conflict between the GDP, CMC Development Plan, Manufacturing Plan or a Commercialization Plan, on the one hand, and this Agreement, on the other hand, the terms of this Agreement shall govern.

14.9 Independent Contractors; No Agency. Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party’s employees or for any employee benefits. No employee or representative of a Party, including the Legend Sales Representatives, shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Janssen’s legal relationship under this Agreement to Legend shall be that of independent contractor and shall not constitute a partnership (except to the extent provided in Section 7.8.1), joint venture or agency.

14.10 Submission to Jurisdiction. Each Party (i) submits to the jurisdiction of the state and federal courts sitting in New York, New York with respect to actions or proceedings arising out of or relating to this Agreement in which a Party brings an action in aid of arbitration, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court, other than an action or proceeding seeking injunctive relief or brought to enforce an arbitration ruling issued pursuant to Section 13.3. Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought. Each Party may make service on the other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 14.4. Nothing in this Section 14.10, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law.

14.11 Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or by email of a .pdf attachment shall be deemed to be original signatures.

14.12 No Consequential or Punitive Damages.

14.12.1 NEITHER PARTY HERETO NOR ANY OF ITS AFFILIATES WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR ANY LOSS OR INJURY TO A PARTY’S OR ITS AFFILIATES’ PROFITS, BUSINESS OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

14.12.2 NOTHING IN THIS SECTION 14.12 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIRD PARTY CLAIMS.

14.13 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations. Each Party may use one or more of its Affiliates to perform its obligations and duties hereunder, provided that such Party provides prompt written notice to the other Party (subject to Section 3.3) and, further provided that such Party shall remain liable hereunder for the prompt payment and performance of all of its obligations hereunder.

14.14 Construction. The Section headings used herein are for reference and convenience only, and will not enter into the interpretation of this Agreement. References to Sections include subsections, which are part of the related Section. Except as otherwise explicitly specified to the contrary, (i) references to a Section, Article, Exhibit or Schedule means a Section or Article of, or a Schedule or Exhibit to this Agreement and all subsections thereof, unless another agreement is specified; (ii) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, rules or regulations then in effect, in each case, including the then-current amendments thereto; (iii) words in the singular or plural form include the plural and singular form, respectively; (iv) unless the context requires a different interpretation, the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (v) terms “including,” “include(s),” “such as,” and “for example” as used in this Agreement mean including the generality of any description preceding such term and will be deemed to be followed by “without limitation”; (vi) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified; (vii) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement; (viii) all words used in this Agreement will be construed to be of such gender or number as the circumstances require; (ix) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits), and (x) neither Party or its Affiliates shall be deemed to be acting “on behalf of” the other Party hereunder, except to the extent expressly otherwise provided.

[Remainder of this page intentionally blank.]

IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Effective Date.

LEGEND BIOTECH USA, INC.

By:	/s/ Frank Zhang
Name: Frank Zhang
Title: Chairman

LEGEND BIOTECH IRELAND LIMITED

By:	/s/ Frank Zhang
Name: Frank Zhang
Title: Chairman

[Signature Page to the Collaboration and License Agreement]

JANSSEN BIOTECH, INC.

By:	/s/ Thomas M. Cavanaugh
Name: Thomas M. Cavanaugh
Title: VP, JBI Oncology

[Signature Page to the Collaboration and License Agreement]

Legend Biotech Corporation (Cayman) (“Legend Cayman”) hereby agrees to unconditionally guarantee the obligations and liabilities of Legend U.S. and Legend Ireland under this Agreement, including the obligations of Legend Biotech Corporation(Cayman) under Section 14.13 to cause its Affiliates to perform obligations imposed on such Affiliates. Legend Cayman hereby acknowledges and agrees that (a) Legend U.S. and Legend Ireland, on one hand, and Janssen, on the other hand, may amend or modify this Agreement without the requirement of providing notice of such amendment or modification to Legend Cayman or obtaining Legend Cayman’s consent thereto and (b) Janssen shall be entitled to interact and deal with Legend U.S. and Legend Ireland on all matters relating to this Agreement (and any modifications and amendments hereto) without regard to the guaranty made by Legend Cayman hereunder, and that in each such case, the obligations and liabilities of Legend Cayman under this guaranty shall not be released or otherwise affected or impaired as a result thereof.

Legend Cayman represents and warrants to Janssen that, as of the Effective Date: (i) Legend U.S. and Legend Ireland, together with their Affiliates, have access to sufficient cash or lines of credit or other sources of funds, including the amounts available to Legend U.S. and Legend Ireland under Section 7.3.5, to satisfy their financial obligations under this Agreement; and (ii) all of the interests, assets and rights of Legend U.S. and Legend Ireland, and their Affiliates, related to the Licensed CARs and Products are owned by Legend U.S., Legend Ireland or Legend Cayman or by a subsidiary corporation all of the equity securities of which are owned by Legend U.S., Legend Ireland or Legend Cayman.

LEGEND BIOTECH CORPORATION (CAYMAN)

By:	/s/ Frank Zhang
Name:	Frank Zhang
Title:	Chairman

[Signature Page to the Collaboration and License Agreement]

EXHIBIT A

[***]

EXHIBIT B

FINANCIAL EXHIBIT

[***]

EXHIBIT C

INITIAL GDP1

[***]

[1]	For purposes of the GDP, [***].

EXHIBIT C-1

[***]

FIRST AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT

This First Amendment to the Collaboration and License Agreement (the “First Amendment”) effective as of March 12, 2018 (the “First Amendment Effective Date”) amends that certain Collaboration and License Agreement dated December 21, 2017 by and among Legend Biotech USA, Inc., a Delaware corporation (“Legend U.S.”), Legend Biotech Ireland Limited, an Irish entity (“Legend Ireland”) and Janssen Biotech, Inc., a Pennsylvania corporation, (“Janssen”) (the “Agreement”).

WHEREAS, Section 14.8 of the Agreement provides that the Agreement may be amended only in writing signed by properly authorized representatives of each of Legend and Janssen;

WHEREAS, prior to the First Amendment Effective Date, Janssen paid Legend U.S. the U.S. Upfront Payment in accordance with Section 7.1 of the Agreement; and

WHEREAS, Legend and Janssen have agreed to amend certain provisions of the Agreement relating to the Upfront Payment and Milestone Payments as further described herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Agreement, Legend and Janssen hereby agree as follows:

1.

Definitions. Any capitalized terms that are not defined in this Amendment shall have the meaning set forth in the Agreement; references below to Sections of the Agreement are references to such Sections of the Agreement.

2.	Amendments.

a.	Section 7.1 of the Agreement shall be amended and restated in its entirety as follows:

“7.1 Upfront Payments. In partial consideration of the rights granted to Janssen under this Agreement, Janssen shall make a non-refundable, non-creditable payment of [***] to Legend U.S. with respect to the United States (the “U.S. Upfront Payment”) and a non-refundable, non-creditable payment of [***] to Legend Ireland with respect to the Janssen Territory and Greater China (the “Ireland Upfront Payment”, and together the “Upfront Payment”). [***] of the U.S. Upfront Payment has been paid by Janssen and received by Legend prior to the First Amendment Effective Date. Janssen shall pay the remainder of the U.S. Upfront Payment to Legend U.S. (i.e. [***]) and the entire Ireland Upfront Payment to Legend Ireland within [***] after the First Amendment Effective Date.”

b.	Section 7.2.9 of the Agreement shall be amended and restated in its entirety as follows:

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

“7.2.9 Allocation of Certain Milestone Payments. Milestone Payments for Milestone Events 1, 2, 5, 12 and 13 will be allocated [***] and payable to [***] and payable to [***]. Milestone Payments for Milestone Events 3, 4, 6 and 9 shall be payable to [***] Milestone Payments for Milestone Events 7, 8, 10 and 11 shall be payable to [***].”

c.	Sections 7.7.3 and 7.7.4 of the Agreement shall be amended and restated in their entirety as follows:

“7.7.3

(a) If Payor had a duty to withhold Taxes in connection with any payment it made to Payee under this Agreement (other than the Ireland Upfront Payment) but Payor failed to withhold, and such Taxes were assessed against and paid by Payor, then Payee will indemnify and hold harmless Payor from and against such Taxes, except to the extent such Taxes resulted from Payor’s negligent failure to withhold; provided, however, that Payor shall only be responsible for such Taxes to the extent such Taxes do not exceed the amount of Tax that Payor would have withheld if it had received from Payee the documentation necessary to secure any available reduction in the rate of applicable Taxes.

(b) If withholding Taxes (including, for the avoidance of doubt, any penalties, additions to tax and interest thereon) are assessed against Janssen with respect to the Ireland Upfront Payment and paid by Janssen, then (i) Legend will indemnify and hold harmless Janssen from and against such Taxes and (ii) Janssen shall control, and shall have the right to settle without Legend’s consent, any proceeding with any Governmental Authority relating to such Taxes.

(c) If Payor makes a claim under this Section 7.7.3, it will comply with the obligations imposed by Section 7.7.1 as if Payor had withheld Taxes from a payment to Payee.

7.7.4 The Parties acknowledge that Legend has provided to Janssen an IRS Form W-9 with respect to Legend U.S. and agree that no Tax will be withheld from the U.S. Upfront Payment. [***]. [***].”

d.	The third paragraph of the definition “Allowable Expenses” in Section 2 (Definitions) of Exhibit B (Financial Exhibit) shall be amended and restated in its entirety as follows:

“[***].”

3. Effect. The amendments to the Agreement set forth in Section 2 of this First Amendment shall take effect on the First Amendment Effective Date.

4. No Other Amendments. This First Amendment shall be deemed a part of and incorporated into the Agreement.    Except as expressly amended by this First Amendment, all of the other provisions of the Agreement shall remain unchanged and are ratified, confirmed in all respects and remain in full force and effect.

5. Counterparts. This First Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmissions or by email of a .pdf attachment shall be deemed to be original signatures.

IN WITNESS WHEREOF, each Party has caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

LEGEND BIOTECH USA, INC.

By:	/s/ Frank Zhang
Name: Frank Zhang
Title: Chairman

LEGEND BIOTECH IRELAND LIMITED

By:	/s/ Frank Zhang
Name: Frank Zhang
Title: Chairman

JANSSEN BIOTECH, INC.

By:	/s/ Alyson P. Lawrence
Name: Alyson P. Lawrence
Title: Assistant Secretary

[Signature Page to the First Amendment to the Collaboration and License Agreement]

Genscript Biotech Corporation (“Genscript”) hereby agrees to unconditionally guarantee the indemnity obligations of Legend U.S. and Legend Ireland under Section 7.7.3(b) of the Agreement (as amended by this First Amendment). Genscript hereby acknowledges and agrees that (a) Legend U.S. and Legend Ireland, on one hand, and Janssen, on the other hand, may amend or modify Section 7.7.3(b) of the Agreement without the requirement of providing notice of such amendment or modification to Genscript or obtaining Genscript’s consent thereto and (b) Janssen shall be entitled to interact and deal with Legend U.S. and Legend Ireland on all matters relating to Section 7.7.3(b) of the Agreement (and any modifications and amendments thereto) without regard to the guaranty made by Genscript hereunder, and that in each such case, the obligations and liabilities of Genscript under this guaranty shall not be released or otherwise affected or impaired as a result thereof.

GENSCRIPT BIOTECH CORPORATION

By:	/s/ Frank Zhang
Name: Frank Zhang
Title: Chairman

Exhibit 10.1

Private & Confidential

DATED 25 November 2019

LEGEND BIOTECH USA, INC

and

LEGEND BIOTECH IRELAND LIMITED

and

JANSSEN BIOTECH, INC.

AMENDMENT NO. 1 TO

COLLABORATION AND LICENSE

AGREEMENT

DATED DECEMBER 21, 2017

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

THIS AMENDMENT is made and entered into as of the 25 November 2019 (the “Effective Date”), by and between:

(1)	LEGEND BIOTECH USA, INC., a Delaware corporation (“Legend U.S.”)

(2)	LEGEND BIOTECH IRELAND LIMITED, an Irish entity (“Legend Ireland”); together “Legend” and

(3)	JANSSEN BIOTECH, INC., a Pennsylvania corporation (“Janssen”)

Legend and Janssen are each referred to herein by name or as a “Party” or, collectively, as “Parties”.

BACKGROUND

A.

By an agreement dated December 21, 2017, Legend and Janssen entered into a Collaboration and License Agreement to develop, manufacture, and commercialize LCAR-B38M and products containing LCAR-B38M (“the Agreement”);

B.	The Parties wish to amend the Agreement to change the Milestone Event 5 as set forth in Section 7.2.1 for the Additional Development Event Milestone titled [***]

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.	DEFINITIONS

For purposes of this Amendment, the capitalized terms used herein shall have the defined meanings specified in the terms below or elsewhere herein. Unless otherwise defined herein, each capitalized term used in this Amendment shall have the meaning assigned to it in the Agreement, as modified hereby.

2.	AMENDMENTS

2.1 Section 7.2.1 of the Agreement is deleted in its entirety and replaced with the following:

7.2.1 Milestone Events. Janssen shall make the non-refundable, non-creditable payments (each, a “Milestone Payment”) to Legend set forth in the table below not later than [***] after Legend delivers an invoice to Janssen upon the first occurrence of the corresponding milestone event set forth below (each, a “Milestone Event”), subject to Sections 7.2.2 through 7.2.8 below. Janssen shall provide notice to Legend within [***] after Janssen’s or its Affiliates’ achievement of any of the Milestone Events.

Milestone Event	Milestone Payment
Initial Milestone Events
1. [***] Milestone Event	[***]

2. [***] Milestone Event	[***]

3. Dosing of the fifth (5th) patient in a Phase 1 Clinical Study in the United States with United States subjects (the “Phase I Milestone”)	US$25 million

4.

a.   Receipt of response data readout from 20 patients in the first Phase 1 Clinical Study in the United States with United States subjects showing at least 50% ORR (the “Initial ORR Milestone”)

b.  [***]

a. US$25 million b. [***]
Additional Development Events
	First Original GDP Indication	Second Original GDP Indication	[***]	[***]	[***]
5. Dosing of the fifth (5th) patient in a Registration Study of a Product in the United States, EU or Japan	US$30 million	US$30 million	[***]	[***]	[***]
Regulatory Filing Events
	[***]	[***]	[***]	[***]	[***]
6. [***]	[***]	[***]	[***]	[***]	[***]

7. [***]	[***]	[***]	[***]	[***]	[***]

8. [***]	[***]	[***]	[***]	[***]	[***]

Commercialization Approval Events
[***]	[***]	[***]	[***]	[***]

9. [***]	[***]	[***]	[***]	[***]	[***]

10. [***]	[***]	[***]	[***]	[***]	[***]

11. [***]	[***]	[***]	[***]	[***]	[***]
Additional Milestone Events
12. [***]	[***]

13. [***]	[***]

2.2 Section 7.2.4 is hereby deleted and replaced with the following text:

7.2.4 Milestone Payments for Additional Development Events. Subject to Section 7.2.7, with respect to each Additional Development Event, such Milestone Event shall be deemed to occur:

(a) for the First Original GDP Indication when the fifth (5th) patient is dosed in the first Registration Study of a Product in the United States, EU or Japan for [***];

(b) for the Second Original GDP Indication when the fifth (5th) patient is dosed in the first Registration Study of a Product in the United States, EU or Japan for [***] other than the First Original GDP Indication with respect to which the Additional Development Event previously occurred;

(c) [***]; and

(d) [***]; and

(e) [***].

3. The Agreement shall be deemed to have been amended in accordance with Section 14.8 of the Agreement. Except as expressly modified hereby, the Agreement shall remain in full force and effect as originally executed by the Parties. This Amendment supersedes any other prior writing and prior or contemporaneous oral agreements or understandings between the Parties that relate to or arise out of this Amendment and any related matters. This Amendment, together with the Agreement, fully integrates the Parties’ agreement and understanding with respect to all matters covered by it.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized representatives as of the date and year first above written.

LEGEND BIOTECH USA, INC.		LEGEND BIOTECH IRELAND LIMITED
By:	/s/ Yuan Xu	By:	/s/ Yuan Xu
Name:	Yuan Xu	Name:	Yuan Xu
Title:	CEO	Title:	CEO
Date:	December 18, 2019	Date:	December 18, 2019

JANSSEN BIOTECH, INC.
By:	/s/ Thomas Cavanaugh
Name:	Thomas Cavanaugh
Title:	President
Date:	December 18, 2019